As filed with the Securities and Exchange Commission on August 30, 2007

Securities Act Registration No. 333-[            ]

Investment Company Act of 1940 File No. 814-00646

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

Registration Statement under the Securities Act of 1933	☒

Pre-Effective Amendment No. ___	☐

Post-Effective Amendment No.

Apollo Investment Corporation

(Exact Name of Registrant as Specified in the Declaration of Trust)

9 West 57th Street

New York, NY 10019

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 515-3450

John J. Suydam

Gordon E. Swartz

c/o Apollo Investment Corporation

9 West 57th Street

New York, NY 10019

(Name and Address of Agent for Service)

Copies to:

Richard T. Prins, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Approximate date of proposed public offering:

As soon as practicable after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box    ☒

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to section 8(c)

If appropriate, check the following box:

☐	this amendment designates a new effective for a previously filed registration statement.
☐	this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective date is 33-124007

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares, $0.001 par value(2)
Preferred Stock, $0.001 par value(2)
Warrants(3)
Debt Securities(4)
Total(5)			$1,125,000,000(1)	$30,621

(1)	Estimated pursuant to Rule 457 for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement. $3,917 was previously paid in relation to $127,579,500 of the $900,000,000 of securities remaining issuable under the Registrant’s registration statement no. 333-124007, which will be included in this registration statement upon its being declared effective.

(2)	Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of common stock or preferred stock as may be sold, from time to time.

(3)	Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities.

(4)	Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $1,125,000,000

(5)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $1,125,000,000.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

Preliminary Base Prospectus dated             , 2007

$1,125,000,000

Common Stock

Preferred Stock

Warrants

Debt Securities

Apollo Investment Corporation is a closed-end, non-diversified management investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or 1940 Act. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of mezzanine and senior secured loans, each of which may include an equity component, as well as by making direct equity investments in such companies. We can offer no assurances that we will continue to achieve our objective.

Apollo Investment Management, L.P., an affiliate of Apollo Management, L.P., a leading private equity investor, serves as our investment adviser. Apollo Investment Administration, LLC provides the administrative services necessary for us to operate.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $1,125,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

Our common stock is quoted on The Nasdaq Global Select Market under the symbol “AINV.” The last reported closing price for our common stock on August 23, 2007 was $ 21.90 per share.

This prospectus, and the accompanying prospectus supplement, if any, contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 9 West 57th Street, New York, NY 10019 or by telephone at (212) 515-3450 or on our website at www.apolloic.com. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Investing in our securities involves a high degree of risk. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “ Risk Factors” beginning on page 8 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement, if any. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and the accompanying prospectus supplement, if any. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in or incorporated by reference in this prospectus and the accompanying prospectus supplement, if any, is accurate only as of the date of this prospectus or such prospectus supplement. Our business, financial condition, results of operations and prospects may have changed since then.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $1,125,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the headings “Available Information” and “Risk Factors” before you make an investment decision.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus and any accompanying prospectus supplement, except where the context suggests otherwise, the terms “we”, “us”, “our” and “Apollo Investment” refer to Apollo Investment Corporation; “Apollo Investment Management”, “AIM” or “investment adviser” refers to Apollo Investment Management, L.P.; “Apollo Administration” or “AIA” refers to Apollo Investment Administration, LLC; and “Apollo” refers to the affiliated companies of Apollo Investment Management, L.P.

Apollo Investment

Apollo Investment Corporation, a Maryland corporation organized on February 2, 2004, is a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for tax purposes we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended.

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We intend to invest primarily in middle-market companies in the form of mezzanine and senior secured loans, as well as by making equity investments. From time to time, we may also invest in public companies whose securities are thinly traded.

Our portfolio is comprised primarily of investments in long-term subordinated loans, referred to as mezzanine loans, and senior secured loans of private middle-market companies, and from time to time includes equity interests such as common stock, preferred stock, warrants or options. Our targeted investment size typically ranges between $20 million and $250 million, although this investment size may vary proportionately as the size of our capital base changes. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $2 billion.

AIM and its affiliates manage other funds that may have investment mandates that are similar, in whole or in part, with ours. AIM and its affiliates may determine that an investment is appropriate both for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We may make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. In certain circumstances negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

During our fiscal year ended March 31, 2007, we invested $1.4 billion, across 24 new and several existing portfolio companies. This compares to investing $1.1 billion in 26 new and several existing portfolio companies for the previous fiscal year ended March 31, 2006. Investments sold or prepaid during the fiscal year ended March 31, 2007 totaled $845 million versus $452 million for the fiscal year ended March 31, 2006. Total invested capital since the IPO through March 31, 2007 is $3.4 billion. Of this amount, $2.9 billion were investments in U.S. companies and $527 million was invested in non-U.S. companies. At March 31, 2007, the weighted average yields on our subordinated debt portfolio, senior secured loan portfolio and total debt portfolio were 13.5%, 12.3% and 13.1%, respectively. At March 31, 2006, the yields were 13.6%, 12.2%, and 13.1%, respectively.

At March 31, 2007, our net portfolio consisted of 57 portfolio companies and was invested 61% in subordinated debt, 4% in preferred equity, 9% in common equity and warrants and 26% in senior secured loans versus 46 portfolio companies invested 60% in subordinated debt, 2% in preferred equity, 7% in common equity and 31% in senior secured loans at March 31, 2006.

While our primary focus is to generate both current income and capital appreciation through investments in loans and debt securities, both senior and subordinated, and private equity, we may invest a portion of the portfolio in opportunistic investments, such as foreign securities.

About Apollo

Founded in 1990, Apollo is a leading global alternative asset manager with a proven track record of successful private equity, distressed debt and mezzanine investing. Apollo raises, invests and manages private equity and capital markets funds on behalf of some of the world’s most prominent pension and endowment funds as well as other institutional and individual investors. As of June 30, 2007, Apollo had assets under management of approximately $27 billion in its private equity and capital markets businesses.

Apollo’s investment approach is value-oriented, focusing on industries in which it has considerable knowledge, and emphasizing downside protection and the preservation of capital. Apollo has successfully applied its investment philosophy in flexible and creative ways over its 17-year history, allowing it to consistently find attractive investment opportunities, deploy capital up and down the balance sheet of industry leading, or “franchise,” businesses and create value throughout economic cycles.

Apollo’s active private equity investment funds focus on making either control-oriented equity investments or distressed debt investments, either for control or non-control positions. In contrast, we seek to capitalize primarily on the significant investment opportunities emerging in the mezzanine segment of the lending market primarily for middle-market companies, which we believe offers the potential for attractive risk-adjusted returns.

About Apollo

Investment Management

AIM, our investment adviser, is led by a dedicated and growing team of investment professionals and is further supported by Apollo’s team of 125 professionals as of June 30, 2007. AIM has now invested more than $3.4 billion in 86 companies with more than 55 financial sponsors since commencement of operations in April 2004. In addition, AIM expects to hire additional investment professionals in the future. AIM’s investment committee currently consists of John J. Hannan, the Chairman of our board of directors, our Chief Executive Officer and Chairman of AIM’s Investment Committee, James C. Zelter, our President and Chief Operating Officer and a Vice President of the general partner of AIM, Patrick J. Dalton, an Executive Vice President of Apollo Investment and a Vice President of the general partner of AIM, Edward Tam, an Executive Vice President of Apollo Investment and a Vice President of the general partner of AIM and José Briones, a Vice President of the general partner of AIM. The composition of the Investment Committee of AIM may change from time to time. AIM draws upon Apollo’s 17 year history and benefits from the Apollo investment professionals’ significant capital markets, trading and research expertise developed through investments in a multitude of different industries and over 150 companies in the United States and Western Europe.

About Apollo Investment Administration

In addition to furnishing us with office facilities, equipment, and clerical, bookkeeping and record keeping services, AIA also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC. AIA oversees the determination and publication of our net asset value, oversees the preparation and filing of our tax returns, and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. Furthermore, AIA provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.

Operating and Regulatory Structure

Our investment activities are managed by AIM and supervised by our board of directors, a majority of whom are independent of Apollo and its affiliates. AIM is an investment adviser that is registered under the Investment Advisers Act of 1940, or the Advisers Act. Under our investment advisory and management agreement, we pay AIM an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management—Investment Advisory and Management Agreement.”

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See “Regulation.” We have elected to be treated for federal income tax purposes as a RIC. For more information, see “Material U.S. Federal Income Tax Considerations.”

Determination of Net Asset Value

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of our total assets minus our liabilities by the total number of our shares outstanding.

In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations if such quotations are deemed to represent fair value. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our or under the direction of our board of directors pursuant to a valuation policy and a consistently applied valuation process utilizing the input of our investment adviser, independent valuation firms, and the audit committee. Because there is no readily available market value for a significant portion of the investments in our portfolio, we value these portfolio investments at fair value.

Due to the inherent uncertainty of determining the fair value of our investments, the value of our investments may differ significantly from the values that would have been used had a readily available market existed for such investments, and the differences could be material. Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. For more information, see “Determination of Net Asset Value.”

Use of Proceeds

We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which includes investing in portfolio companies in accordance with our investment objective and strategies and repaying indebtedness incurred under our senior credit facility.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio currently consists primarily of senior loans, mezzanine loans and equity securities. Pending such investments, we will use the net proceeds of an offering to invest in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, to reduce then-outstanding obligations under our credit facility or for other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. For more information, see “Use of Proceeds.”

Dividends on Common Stock

We intend to continue to distribute quarterly dividends to our common stockholders. Our quarterly dividends, if any, will be determined by our board of directors. For more information, see “Dividends.”

Dividends on Preferred Stock

If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock will be quarterly and for any auction rate preferred stock, or ARPS, will be weekly subject to extension. With respect to ARPS, the dividend rate will be variable and will be determined for each dividend period.

Dividend Reinvestment Plan

We have adopted an “opt-out” dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. A registered stockholder must notify our transfer agent in writing if they wish to ‘opt-out’ of the dividend reinvestment plan. For more information, see “Dividend Reinvestment Plan.”

Plan of Distribution

We may offer, from time to time, up to $1,125,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering.

Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. In compliance with the guidelines of the Financial Industry Regulatory Authority, Inc. (“FINRA”), formerly known as the National Association of Securities Dealers, Inc., the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such securities. For more information, see “Plan of Distribution.”

Our Corporate Information

Our administrative and principal executive offices are located at 9 West 57th Street, New York, NY 10019. Our common stock is quoted on The Nasdaq Global Select Market under the symbol “AINV.” Our Internet website address is www.apolloic.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Apollo Investment,” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses as investors in Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Apollo Investment or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders us.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	(1)
Offering expenses (as a percentage of offering price)	—	(2)

Total common stockholder expenses (as a percentage of offering price)	—	(3)
Estimated annual expenses (as percentage of net assets attributable to common stock) (4):
Management fees	2.19	%(5)
Incentive fees payable under investment advisory and management agreement (20% of pre-incentive fee net investment income in excess of hurdle and 20% of net realized capital gains net of gross unrealized capital losses)	3.13	%(6)
Other expenses	.43	%(7)

Total annual expenses as a percentage of net assets excluding interest	5.75%
Interest and other credit facility related expenses on borrowed funds	1.86	%(8)
Total annual expenses as a percentage of net assets including interest	7.61	%(5)(6)(7)(8)

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.”

(4)	“Net assets attributable to common stock” equals net assets as of March 31, 2007.

The SEC requires that “Total annual expenses” be calculated as a percentage of net assets in the above chart rather than as a percentage of total assets. Total assets includes assets that have been funded with borrowed monies (leverage). For reference, the below chart illustrates our “Total annual expenses” as a percentage of total assets:

Estimated annual expenses (as percentage of total assets):
Management fees	2.00	%(5)
Incentive fees payable under investment advisory and management agreement (20% of pre-incentive fee net investment income in excess of hurdle and 20% of net realized capital gains net of gross unrealized capital losses)	1.64	%(6)
Other expenses	0.23	%(7)

Total annual expenses as a percentage of total assets excluding interest	3.87%
Interest and other credit facility related expenses on borrowed funds	0.97	%(8)
Total annual expenses as a percentage of total assets including interest	4.84	%(5)(6)(7)(8)

(5)	The contractual management fee is calculated at an annual rate of 2.00% of our average gross total assets. Annual expenses are based on current fiscal year estimates. For more detailed information about our computation of average total assets, please see Note 3 and Note 9 of our financial statements dated March 31, 2007 included in this prospectus.

(6)	Assumes that annual incentive fees earned by our investment advisor, AIM, remain consistent with the incentive fees earned by AIM for the fiscal year ended March 31, 2007. AIM earns incentive fees consisting of two parts. The first part, which is payable quarterly in arrears, is based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% quarterly (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 5 above). Accordingly, we pay AIM an incentive fee as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate; (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income. The second part of the incentive fee will equal 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation (and incorporating unrealized depreciation on a gross investment-by-investment basis) and is payable in arrears at the end of each calendar year. For a more detailed discussion of the calculation of this fee, see “Management—Investment Advisory and Management Agreement.”

(7)	Includes our estimated overhead expenses, including payments under the administration agreement based on our estimated allocable portion of overhead and other expenses incurred by AIA in performing its obligations under the administration agreement. See “Compensation of Directors and Officers—Administration Agreement” in this prospectus.

(8)	Our interest and other credit facility expenses are based on current fiscal year estimates. As of March 31, 2007, we had $1.208 billion available and $492 million in borrowings outstanding under our $1.7 billion credit facility. For more information, see “Risk Factors—We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us” in this prospectus and “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in this prospectus.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These dollar amounts are based upon payment by an investor of a 4.25% sales load (underwriting discounts and commissions), offering expenses totaling 0.20% and the assumption that our annual operating expenses (other than performance-based incentive fees) and leverage would remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$87.42	$173.93	$261.34	$483.87

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, the incentive fee under the investment advisory and management agreement would not be earned or payable and is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and gross unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

RISK FACTORS

Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our preferred stock, debt securities or warrants may decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We can offer no assurance that we will be able to replicate our own success or the success of Apollo’s private funds and our investment returns could be substantially lower than the returns achieved by those private funds.

Even though AIM is led by senior investment professionals of Apollo who apply the value-oriented philosophy and techniques used by the Apollo investment professionals in their private fund investing, our investment strategies and objective differ from those of other private funds that are or have been managed by the Apollo investment professionals. Further, investors in Apollo Investment are not acquiring an interest in other Apollo funds. Further, while Apollo Investment may consider potential co-investment participation in portfolio investments with other Apollo funds, any such investment activity is subject to a number of limitations, including applicable allocation policies and regulatory limitations on certain types of co-investment activity. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained. Accordingly, we can offer no assurance that Apollo Investment will replicate Apollo’s historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by those private funds. Finally, we can offer no assurance that AIM will be able to continue to implement our investment objective with the same degree of success as it has in the past or that shares of our common stock will continue to trade at the current level.

We are dependent upon Apollo Investment Management’s key personnel for our future success and upon their access to Apollo’s investment professionals and partners.

We depend on the diligence, skill and network of business contacts of the senior management of AIM. Members of our senior management may depart at any time. For a description of the senior management team, see “Management.” We also depend, to a significant extent, on AIM’s access to the investment professionals and partners of Apollo and the information and deal flow generated by the Apollo investment professionals in the course of their investment and portfolio management activities. The senior management of AIM evaluates, negotiates, structures, closes and monitors our investments. Our future success depends on the continued service of the senior management team of AIM. The departure of any directors or any senior managers of AIM, or of a significant number of the investment professionals or partners of Apollo, could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that AIM will remain our investment adviser or that we will continue to have access to Apollo’s partners and investment professionals or its information and deal flow.

Our financial condition and results of operation depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective depends, in part, on our ability to grow, which depends, in turn, on AIM’s ability to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of AIM’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The senior management team of AIM has substantial responsibilities under the investment advisory and management agreement, as well as in connection with their roles as officers of other Apollo funds. They may also be called upon to provide managerial assistance to our portfolio companies as principals of our administrator. These demands on their time may distract them or slow the rate of investment. In order to grow, we and AIM need to hire, train, supervise and manage new employees. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we make. We compete with public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in. As a result of these new entrants, competition for investment opportunities has intensified and we expect that trend to continue. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer.

We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. To the extent we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate-level income tax, the resulting corporate-level taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to Apollo Investment’s overall investment activities, or increases in loan balances as a result of payment-in-kind arrangements are included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock at a price below the current net asset value of the stock, if our board of directors determines that such sale is in the best interests of Apollo Investment and its stockholders, and our stockholders approve Apollo Investment’s policy and practice of making such sales. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

In addition to issuing securities to raise capital as described above, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect to be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, we would earn an incremental amount of income on our retained equity but we would be exposed, up to the amount of equity we retained, to that proportion of any losses we would have experienced if we had continued to hold the loans in our portfolio. We would not treat the debt issued by such a subsidiary as senior securities. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy, and could decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests may tend to be those that are riskier and more apt to generate losses.

We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage.

We are exposed to increased risk of loss due to our use of debt to make investments. A decrease in the value of our investments will have a greater negative impact on the value of our common stock than if we did not use debt. Our ability to pay dividends will be restricted if our asset coverage ratio falls below at least 200% and any amounts that we use to service our indebtedness are not available for dividends to our common stockholders.

Our current and future debt securities are and may be governed by an indenture or other instrument containing covenants restricting our operating flexibility. We, and indirectly our stockholders, bear the cost of issuing and servicing such securities. Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Our lenders have fixed dollar claims on our consolidated assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

Changes in interest rates may affect our cost of capital and net investment income.

Because we borrow money, and may issue preferred stock to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds or pay dividends on preferred stock and the rate at which we invest these funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we issue fixed rate debt or preferred stock, which could reduce our net investment income. Our long-term fixed-rate investments are financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have adversely affected our net income over a one-year horizon. Although management believes that this is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates we receive on many of our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase in the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

We need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund growth in our investments. We have issued equity securities and have borrowed from financial institutions. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our regulated investment company status. As a result, such earnings are not available to fund investment originations. We expect to continue to borrow from financial institutions and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on the value of our securities. In addition, as a BDC, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings and preferred stock, which may restrict our ability to borrow or issue additional preferred stock in certain circumstances.

Many of our portfolio investments are recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there is uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments are not publicly traded. The fair value of these investments may not be readily determinable. We value these investments quarterly at fair value as determined in good faith by or under the direction of our board of directors pursuant to a valuation policy and a consistently applied valuation process utilizing the input of our investment adviser, independent valuation firms and the audit committee. Our board of directors utilizes the services of several independent valuation firms to aid it in determining the fair value of these investments. The types of factors that may be considered in fair value pricing of these investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a readily available market for these investments existed and may differ materially from the amounts we realize on any disposition of such investments. Our net asset value could be adversely affected if our determinations regarding the fair value of these investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of Apollo has material non-public information regarding such portfolio company.

We may experience fluctuations in our periodic results.

We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses (including the interest rates payable on our borrowings, the dividends rates on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest which could adversely affect our investment returns.

Our executive officers and directors, and the partners of our investment adviser, AIM, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Moreover, we note that, notwithstanding the difference in principal investment objectives between us and other Apollo funds, such other Apollo sponsored funds, including new affiliated potential pooled investment vehicles or managed accounts not yet established, have and may from time to time have overlapping investment objectives with us and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by us. To the extent such other investment vehicles have overlapping investment objectives, the scope of opportunities otherwise available to us may be adversely affected and/or reduced. As a result, the partners of AIM may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Apollo funds. In addition, in the event such investment opportunities are allocated among ourselves and other investment vehicles affiliated with AIM, our desired investment portfolio may be adversely affected. Although AIM endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with AIM.

There are no information barriers amongst Apollo and certain of its affiliates. If AIM were to receive material non-public information about a particular company, or have an interest in investing in a particular company, Apollo or certain of its affiliates may be prevented from investing in such company. Conversely, if Apollo or certain of its affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, we may be prevented in investing in such company.

AIM and its affiliates and investment managers may determine that an investment is appropriate both for us and for one or more other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We may make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. In certain circumstances negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

In the course of our investing activities, we pay management and incentive fees to AIM, and reimburse AIM for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. As a result of this arrangement, there may be times when the management team of AIM has interests that differ from those of our common stockholders, giving rise to a conflict.

AIM receives a quarterly incentive fee based, in part, on our pre-incentive fee income, if any, for the immediately preceding calendar quarter. This incentive fee is subject to a quarterly hurdle rate before providing an incentive fee return to the investment adviser. To the extent we or AIM are able to exert influence over our portfolio companies, the quarterly pre-incentive fee may provide AIM with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another.

We have entered into a royalty-free license agreement with Apollo, pursuant to which Apollo has agreed to grant us a non-exclusive license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as AIM or one of its affiliates remains our investment adviser. In addition, we rent office space from AIA, an affiliate of AIM, and pay Apollo Administration our allocable portion of overhead and other expenses incurred by AIA in performing its obligations under the administration agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs, which can create conflicts of interest that our board of directors must monitor.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Apollo Investment or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

RISKS RELATED TO OUR INVESTMENTS

We may not realize gains from our equity investments.

When we invest in mezzanine or senior secured loans, we have and may continue to acquire warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our ability to invest in public companies may be limited in certain circumstances.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). If we invest in an issuer that, at the time we make the investment, has outstanding securities listed on a national securities exchange, these acquired assets cannot in certain circumstances be treated as qualifying assets. This treatment results from the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding securities that are listed on a national securities exchange.

Our portfolio is concentrated in a limited number of portfolio companies, which subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.

A consequence of the limited number of investments in our portfolio is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

Investment in middle-market companies involves a number of significant risks. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Middle-market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Middle-market companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we or one of our affiliates may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.

When we do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

As of March 31, 2007, we had not taken controlling equity positions in our portfolio companies. Subsequently we have taken a controlling interest in one portfolio company representing more than 5% of our net assets. To the extent that we do not hold a controlling equity interest in a portfolio company, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We have invested and will continue to invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of AIM’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held companies frequently have less diverse product lines and smaller market presence than public company competitors, which often are larger. These factors could affect our investment returns.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We have invested and intend to invest primarily in mezzanine and senior debt securities issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Our incentive fee may induce AIM to make certain investments, including speculative investments.

The incentive fee payable by us to AIM may create an incentive for AIM to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to AIM is determined, which is calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in offerings of common stock, securities convertible into our common stock or warrants representing rights to purchase our common stock or securities convertible into our common stock pursuant to this prospectus. In addition, AIM receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, AIM may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to AIM also may create an incentive for AIM to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to AIM with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of AIM as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments are denominated in U.S. dollars, our investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency may change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

RISKS RELATED TO ISSUANCE OF OUR PREFERRED STOCK

An investment in our preferred stock should not constitute a complete investment program.

If we issue preferred stock, the net asset value and market value of our common stock may become more volatile.

We cannot assure that the issuance of preferred stock would result in a higher yield or return to the holders of the common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of the board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain its qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

RISKS RELATING TO AN INVESTMENT IN OUR COMMON STOCK

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, therefore, an investment in our securities may not be suitable for someone with a low risk tolerance.

There is a risk that investors in our equity securities may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Finally, if more stockholders opt to receive cash dividends rather than participate in our dividend reinvestment plan, we may be forced to liquidate some of our investments and raise cash in order to make dividend payments.

Our shares may trade at discounts from net asset value or at premiums that are unsustainable over the long term.

Shares of business development companies may trade at a market price that is less than the net asset value that is attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at a premium that is unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•

volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of AIM’s key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

We may be unable to invest the net proceeds raised from offerings on acceptable terms, which would harm our financial condition and operating results.

Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings in interest-bearing deposits or other short-term instruments or use the net proceeds from such offerings to reduce then-outstanding obligations under our credit facility. We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return.

Sales of substantial amounts of our securities may have an adverse effect on the market price of our securities.

Sales of substantial amounts of our securities, or the availability of such securities for sale, could adversely affect the prevailing market prices for our securities. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

USE OF PROCEEDS

We intend to use the net proceeds from selling securities pursuant to this prospectus for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies and, pending such investments, either investing the net proceeds of an offering in cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment, to reduce then-outstanding obligations under our credit facility, or for other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio currently consists primarily of senior loans, mezzanine loans and equity securities. Pending our investments in new debt investments, we plan to either invest a portion of the net proceeds from an offering in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, to reduce then-outstanding obligations under our credit facility, or for other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation—Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DIVIDENDS

We intend to continue to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors.

We have elected to be taxed as a RIC under Subchapter M of the Internal Revenue Code of 1986. To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31st and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.”

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

We may not be able to achieve operating results that will allow us to make dividends and distributions at a specific level or to increase the amount of these dividends and distributions from time to time. In addition, we may be limited in our ability to make dividends and distributions due to the asset coverage test for borrowings when applicable to us as a BDC under the 1940 Act and due to provisions in future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our RIC status. We cannot assure stockholders that they will receive any dividends and distributions or dividends and distributions at a particular level.

With respect to the dividends paid to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly, distributed to shareholders.

The following table lists the quarterly dividends per share since shares of our common stock began being regularly quoted on The Nasdaq Global Select Market.

Declared Dividends
Fiscal Year Ending March 31, 2007
Fourth Fiscal Quarter	$0.510
Third Fiscal Quarter	$0.500
Second Fiscal Quarter	$0.470
First Fiscal Quarter	$0.450
Fiscal Year Ending March 31, 2006
Fourth Fiscal Quarter	$0.450
Third Fiscal Quarter	$0.440
Second Fiscal Quarter	$0.430
First Fiscal Quarter	$0.310
Fiscal Year Ending March 31, 2005
Fourth Fiscal Quarter	$0.260
Third Fiscal Quarter	$0.180
Second Fiscal Quarter	$0.045
First Fiscal Quarter (period from April 8, 2004* to June 30, 2004)	—

*	Commencement of operations

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA

The Statement of Operations, Per Share and Balance Sheet data for the fiscal years ended March 31, 2007, March 31, 2006 and March 31, 2005 are derived from our financial statements which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. This data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus.

	For the Year Ended March 31, 2007 (dollar amounts in thousands, except per share data)	For the Year Ended March 31, 2006 (dollar amounts in thousands, except per share data)	For the Period April 8, 2004* through March 31, 2005 (dollar amounts in thousands, except per share data)
Statement of Operations Data:
Total Investment Income	$266,101	$152,827	$47,833
Total Expenses	$140,783	$63,684	$22,380
Net Investment Income	$125,318	$89,143	$25,453
Net Realized and Unrealized Gains	$186,848	$31,244	$18,692
Net Increase in Net Assets Resulting from Operations	$312,166	$120,387	$44,145
Per Share Data:
Net Asset Value	$17.87	$15.15	$14.27
Net Increase in Net Assets Resulting from Operations	$3.64	$1.90	$0.71
Distributions Declared	$1.930	$1.630	$0.485
Balance Sheet Data:
Total Assets	$3,523,218	$2,511,074	$1,733,384
Borrowings Outstanding	$492,312	$323,852	$0
Total Net Assets	$1,849,748	$1,229,855	$892,886
Other Data:
Total Return (1)	31.7%	12.9%	15.3%
Number of Portfolio Companies at Period End	57	46	35
Total Portfolio Investments for the Period	$1,446,730	$1,110,371	$894,335
Investment Sales and Prepayments for the Period	$845,485	$452,325	$71,730
Weighted Average Yield on Debt Portfolio at Period End	13.1%	13.1%	10.5%

*	Commencement of operations

(1)	Total return is based on the change in market price per share and takes into account dividends and distributions, if any, reinvested in accordance with Apollo Investment’s dividend reinvestment plan. Total return is not annualized.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

We generally use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

Apollo Investment was incorporated under the Maryland General Corporation Law in February 2004. We have elected to be treated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, for federal income tax purposes we have elected to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended. Pursuant to this election and assuming we qualify as a RIC, we generally do not have to pay corporate-level federal income taxes on any income we distribute to our stockholders. Apollo Investment commenced operations on April 8, 2004 upon completion of its initial public offering that raised $870 million in net proceeds from selling 62 million shares of its common stock at a price of $15.00 per share.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” The SEC recently adopted new rules under the 1940 Act to expand the definition of “eligible portfolio company” to include companies whose securities are not listed on a national securities exchange. The new rules also will permit us to include as qualifying assets certain follow-on investments in companies that were eligible portfolio companies at the time of initial investment but that no longer meet the definition. The new rules became effective November 30, 2006. Due to this new rule, we will no longer be required to determine the eligibility of a portfolio company by reference to whether or not it has outstanding marginable securities.

In addition to the adoption of the rules described above, the SEC also proposed for comment a rule that would include as eligible portfolio companies certain public companies that have listed their securities on a national securities exchange, as long as their public float and/or market capitalization are below a specified level. We will continue to monitor closely any developments with respect to the definition of eligible portfolio company, and intend to adjust our investment focus as needed to comply with and/or take advantage of the new rules as well as any other regulatory, legislative, administrative or judicial actions in this area.

Revenue

We generate revenue primarily in the form of interest income from the debt securities we hold and dividends and capital gains, if any, on investment securities that we may acquire in portfolio companies. Our debt investments, whether in the form of mezzanine or senior secured loans, generally have a stated term of five to ten years and bear interest at a fixed rate or a floating rate usually determined on the basis of a benchmark: LIBOR, EURIBOR, GBP LIBOR, or the prime rate. While subordinated debt and corporate notes typically accrue interest at fixed rates, some of these investments may include zero coupon, payment-in-kind (“PIK”) and/or step bonds that accrue income on a constant yield to call or maturity basis. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments provide for deferred interest payments or PIK. The principal amount of the debt securities and any accrued but unpaid interest generally becomes due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring and/or diligence fees, fees for providing managerial assistance and, if applicable, consulting fees, etc.

Expenses

All investment professionals of the investment adviser and their staff, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of that personnel which is allocable to those services are provided and paid for by AIM. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	investment advisory and management fees;

•

expenses incurred by AIM payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

•	calculation of our net asset value (including the cost and expenses of any independent valuation firm);

•	direct costs and expenses of administration, including auditor and legal costs;

•	costs of preparing and filing reports or other documents with the SEC;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	registration and listing fees;

•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	taxes;

•	independent directors’ fees and expenses;

•	marketing and distribution-related expenses;

•	the costs of any reports, proxy statements or other notices to stockholders, including printing and postage costs;

•	our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	organization and offering; and

•

all other expenses incurred by us or Apollo Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.

We expect our general and administrative operating expenses related to our ongoing operations to remain generally stable or decline slightly as a percentage of our assets in future periods. Incentive fees, interest expense and costs relating to future offerings of securities would be additive.

Portfolio and Investment Activity

For the fiscal years ended March 31, 2007, March 31, 2006 and for the period April 8, 2004 (commencement of operations) through March 31, 2005:

During our fiscal year ended March 31, 2007, we invested $1.4 billion, across 24 new and several existing portfolio companies. This compares to investing $1.1 billion in 26 new and several existing portfolio companies for the previous fiscal year ended March 31, 2006 and $894.3 million in 37 portfolio companies for the period of April 8, 2004 (commencement of operations) through March 31, 2005. Investments sold or prepaid during the fiscal year ended March 31, 2007 totaled $845 million versus $452 million for the fiscal year ended March 31, 2006 and $71.7 million for the period of April 8, 2004 through March 31, 2005.

At March 31, 2007, our net portfolio consisted of 57 portfolio companies and was invested 61% in subordinated debt, 4% in preferred equity, 9% in common equity and warrants and 26% in senior secured loans versus 46 portfolio companies invested 60% in subordinated debt, 2% in preferred equity, 7% in common equity and 31% in senior secured loans at March 31, 2006. At March 31, 2005, our net portfolio consisted of 35 portfolio companies and was invested 51% in subordinated debt/corporate notes, 42% in senior secured loans, 3% in common stock/warrants and 4% in cash equivalents.

The weighted average yields on our subordinated debt portfolio, senior secured loan portfolio and total debt portfolio were 13.5%, 12.3% and 13.1%, respectfully at March 31, 2007 versus 13.6%, 12.2%, and 13.1%, respectfully, at March 31, 2006 and 13.7%, 8.2% and 10.5%, respectively, at March 31, 2005.

At March 31, 2007, 64% or $1,364.2 million of our interest-bearing portfolio was fixed rate debt and 36% or $783.6 million was floating rate debt. At March 31, 2006, 53% or $764.5 million of our interest-bearing portfolio was fixed rate debt and 47% or $683.3 million was floating rate debt. At March 31, 2005, 53% or $433.4 million of our interest bearing portfolio was fixed rate debt and 47% or $380.6 million was floating rate debt.

CRITICAL ACCOUNTING POLICIES

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements.

Valuation of Portfolio Investments

As a BDC, we generally invest in illiquid securities including debt and equity securities of middle market companies. Under procedures established by our board of directors, we value investments, including certain subordinated debt, senior secured debt and other debt securities with maturities greater than 60 days, for which market quotations are readily available at such market quotations unless they are not deemed to represent fair value. We obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors pursuant to a valuation policy and a consistently applied valuation process utilizing the input of our investment adviser, independent valuation firms and the audit committee. Such determination of fair values may involve subjective judgments and estimates. Investments purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates value. With respect to unquoted securities (or when market quotations are not deemed to represent fair value), our board of directors, together with our independent valuation adviser, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, our board will use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Because we expect that there will not be a readily available market for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available or when such market quotations are not deemed to represent fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	Preliminary valuation conclusions are then documented and discussed with our senior management;

•	Independent valuation firms engaged by our board of directors conduct independent appraisals and review management’s preliminary valuations and their own independent assessment;

•

The audit committee of our board of directors reviews the preliminary valuation of our investment adviser and that of the independent valuation firms and responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

•

The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firms and the audit committee.

For more information, see “Business—Investment selection—Valuation process.”

Revenue Recognition

We record interest and dividend income on an accrual basis to the extent that we expect to collect such amounts. For loans securities with contractual PIK interest or dividends, which represents contractual interest or dividends accrued and added to the balance that generally becomes due at maturity, we may not accrue PIK income if the portfolio company valuation indicates that the PIK income is not collectible. We do not accrue as a receivable interest or dividends on loans and securities if we have reason to doubt our ability to collect such income. Loan origination fees, original issue discount, and market discount are capitalized and then we amortize such amounts as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Within the context of these critical accounting policies, we are not currently aware of any reasonably likely events or circumstances that would result in materially different amounts being reported.

RESULTS OF OPERATIONS

Results of operations comparisons are for the fiscal years ended March 31, 2007, March 31, 2006 and for the period of April 8, 2004 through March 31, 2005.

Investment Income

For the fiscal years ended March 31, 2007, March 31, 2006 and for the period April 8, 2004 (commencement of operations) through March 31, 2005, gross investment income totaled $266.1 million, $152.8 million and $47.8 million, respectively. Our significantly lower gross investment income for the period April 8, 2004 (commencement of operations) through March 31, 2005 reflects income earned primarily from short-term U.S. Government securities and other temporary investments held during the ramp-up period of our portfolio since our initial public offering. The continued increase in gross investment income for fiscal years 2006 and 2007 was primarily due to the growth of our investment portfolio as compared to previous fiscal periods. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans.

Expenses

Net expenses totaled $139.7 million, $63.7 million and $22.4 million, respectively, for the fiscal years ended March 31, 2007, March 31, 2006 and for the period April 8, 2004 (commencement of operations) through March 31, 2005, of which $57.9 million, $22.3 million and $0.0 million, respectively, were performance-based incentive fees and $34.4 million, $13.0 million and $0.0 million, respectively, were interest and other credit facility expenses. Expenses exclusive of performance-based incentive fees and interest and other credit facility expenses for the years ended March 31, 2007, March 31, 2006 and for the period April 8, 2004 (commencement of operations) through March 31, 2005 were $47.4 million, $28.4 million and $22.4 million, respectively. Of these expenses, general and administrative expenses totaled $6.8 million, $5.0 million and $5.1 million, respectively, for the fiscal years ended March 31, 2007, 2006 and 2005. Excise tax expense totaled $1.1 million for the fiscal year ended March 31, 2007. There was no excise tax expense for the fiscal year ended March 2006 and for the period of April 8, 2004 to March 31, 2005. Expenses consist of base investment advisory and management fees, insurance expenses, administrative services fees, professional fees, directors’ fees, audit and tax services expenses, and other general and administrative expenses. The increase in net expenses from fiscal year 2006 to fiscal year 2007 was primarily related to an accrual of $21.3 million in net realized capital gain incentive fees and an increase in base management fees and other general and administrative expenses related to the growth of our investment portfolio as compared to the previous period.

Net Investment Income

Our net investment income totaled $125.3 million, $89.1 million and $25.5 million, respectively, for the fiscal years ended March 31, 2007, 2006 and for the period April 8, 2004 (commencement of operations) through March 31, 2005.

Net Realized Gains/Losses

We had investment sales and prepayments totaling $845 million, $452 million and $72 million, respectively, for the fiscal years ended March 31, 2007, 2006 and for the period April 8, 2004 (commencement of operations) through March 31, 2005. Net realized gains for the fiscal years ended March 31, 2007, 2006 and for the period April 8, 2004 (commencement of operations) through March 31, 2005 were $132.9 million, $11.2 million and $0.5 million, respectively. The increase in net realized gains from fiscal year 2006 to fiscal year 2007 was primarily due to a gain of $107.6 million realized from GS Prysmian Co-Invest L.P. (pursuant to a sale and purchase agreement dated as of January 24, 2007, along with the GS Funds, GS Prysmian Co-Invest L.P. agreed to sell its remaining equity securities it owned in Prysmian (Lux) Sarl to a newly created entity for cash and equity securities consideration totaling € 85.6 million).

Net Unrealized Appreciation on Investments and Foreign Currency Contracts and Translations

For the fiscal years ended March 31, 2007, 2006 and for the period April 8, 2004 (commencement of operations) through March 31, 2005, net unrealized appreciation on the Company’s investments, foreign currencies and other assets and liabilities increased $54.0 million, $20.1 million and $18.2 million, respectively. At March 31, 2007, net unrealized appreciation totaled $92.2 million of which $21.6 million was attributable to net unrealized depreciation on our bank debt/senior secured debt and $113.8 million was attributable to net unrealized appreciation on our subordinated debt, preferred stock and private equity (after considering the effects of foreign currency borrowing/hedging for our non-U.S. investments).

Net Increase in Net Assets From Operations

For the fiscal years ended March 31, 2007, 2006, and for the period April 8, 2004 (commencement of operations) through March 31, 2005, the Company had a net increase in net assets resulting from operations of $312.2 million, $120.4 million and $44.1 million, respectively. The net change in net assets from operations per share was $3.64, $1.90 and $0.71, respectively, for the years ended March 31, 2007, 2006 and for the period April 8, 2004 (commencement of operations) through March 31, 2005.

LIQUIDITY AND CAPITAL RESOURCES

Our liquidity and capital resources are generated primarily through its senior secured, multi-currency $1.7 billion, five-year, revolving credit facility maturing in April 2011 as well as from cash flows from operations, including investment sales and prepayments of senior and subordinated loans and income earned from investments and cash equivalents. At March 31, 2007, we had $492 million in borrowings outstanding and had $1.208 billion available for its use. We closed on a follow-on equity offering and issued 18 million shares of common stock on January 18, 2007, receiving $386 million in net proceeds after deducting underwriting discounts and commissions. In addition, on February 7, 2007, we issued 2.7 million shares of common stock to cover the underwriter’s over-allotment option on the January 18, 2007 equity offering, receiving approximately $58 million in net proceeds after deducting underwriting discounts and commissions. In the future, we may raise additional equity or debt capital off its shelf registration or may securitize a portion of its investments. We may also further access $300 million of additional credit commitments available to it under the terms of its existing credit facility and as our equity capital base grows. The primary use of funds will be investments in portfolio companies, cash distributions to our stockholders and for other general corporate purposes.

	Payments due by Period (dollars in millions)
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Senior Secured Revolving Credit Facility (1)	$492	$—	$—	$492	$—

(1)	At March 31, 2007, $1,208 million remained unused under our senior secured revolving credit facility.

Contractual Obligations

We have entered into two contracts under which we have future commitments: the investment advisory and management agreement, pursuant to which AIM has agreed to serve as our investment adviser, and the administration agreement, pursuant to which Apollo Administration has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. Payments under the investment advisory and management agreement are equal to (1) a percentage of the value of our gross assets and (2) a two-part incentive fee. Payments under the administration agreement are equal to an amount based upon our allocable portion of Apollo Administration’s overhead in performing its obligations under the administration agreement, including rent, technology systems, insurance and our allocable portion of the costs of our chief financial officer and chief compliance officer and their respective staffs. Either party may terminate each of the investment advisory and management agreement and administration agreement without penalty upon not more than 60 days’ written notice to the other. Please see Note 3 within our financial statements for more information.

Off-Balance Sheet Arrangements

On February 28, 2007, the Company entered into Senior Secured Term Loan agreements with Gray Wireline Service Inc., resulting in investments of $40 million in a First Out Term Loan and $70 million in a Second Out Term Loan. In connection with the transaction, the Company also committed to $27.5 million of additional delay draw commitments under the term loans subject to various contingencies and draw down tests.

At March 31, 2007, we did not have any additional off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than the investment advisory and management agreement and the administration agreement described above.

Dividends

Dividends paid to stockholders for the fiscal years ended March 31, 2007, 2006 and for the period April 8, 2004 (commencement of operations) through March 31, 2005, totaled $168.4 million or $1.93 per share, $102.7 million or $1.63 per share, and $30.2 million or $0.485 per share, respectively. The following table summarizes our quarterly dividends paid to shareholders for the fiscal years ended March 31, 2007, 2006 and for the period of April 8, 2004 through March 31, 2005, respectively:

Declared Dividends
Fiscal Year Ending March 31, 2007
Fourth Fiscal Quarter	$0.510
Third Fiscal Quarter	$0.500
Second Fiscal Quarter	$0.470
First Fiscal Quarter	$0.450
Fiscal Year Ending March 31, 2006
Fourth Fiscal Quarter	$0.450
Third Fiscal Quarter	$0.440
Second Fiscal Quarter	$0.430
First Fiscal Quarter	$0.310
Fiscal Year Ending March 31, 2005
Fourth Fiscal Quarter	$0.260
Third Fiscal Quarter	$0.180
Second Fiscal Quarter	$0.045
First Fiscal Quarter (period from April 8, 2004* to June 30, 2004)	—

*	Commencement of operations

Tax characteristics of all dividends will be reported to shareholders on Form 1099 after the end of the calendar year.

We expect to continue to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors.

We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.”

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

We may not be able to achieve operating results that will allow us to make dividends and distributions at a specific level or to increase the amount of these dividends and distributions from time to time. In addition, we may be limited in our ability to make dividends and distributions due to the asset coverage test for borrowings when applicable to us as a BDC under the 1940 Act and due to provisions in current or future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our RIC status. We cannot assure stockholders that they will receive any dividends and distributions or dividends and distributions at a particular level.

With respect to the dividends paid to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly, distributed to stockholders. For the fiscal years ended March 31, 2007 and 2006, upfront fees totaling $8.3 million and $5.8 million, respectively, are being amortized into income over the lives of their respective loans. For the period from April 8, 2004 (commencement of operations) through March 31, 2005, upfront fees totaling $4.5 million are being amortized into income over the lives of their respective loans.

PRICE RANGE OF COMMON STOCK

Our common stock is traded on the NASDAQ Global Select Market under the symbol “AINV.” The following table lists the high and low closing sale price for our common stock, the closing sale price as a percentage of net asset value, or NAV, and quarterly dividends per share since shares of our common stock began being regularly quoted on NASDAQ.

		Closing Sales Price		Premium of High Sales Price to NAV(2)	Premium of Discount of Low Sales Price to NAV(2)	Declared Dividends
	NAV(1)	High	Low
Fiscal Year Ending March 31, 2007
Fourth Fiscal Quarter	$17.87	$24.12	$20.30	135%	114%	$0.510
Third Fiscal Quarter	$16.36	$23.27	$20.56	142%	126%	$0.500
Second Fiscal Quarter	$16.14	$20.81	$17.96	129%	111%	$0.470
First Fiscal Quarter	$15.59	$19.39	$17.74	124%	114%	$0.450
Fiscal Year Ending March 31, 2006
Fourth Fiscal Quarter	$15.15	$19.51	$17.81	129%	118%	$0.450
Third Fiscal Quarter	$14.41	$19.97	$17.92	139%	124%	$0.440
Second Fiscal Quarter	$14.29	$20.40	$17.63	143%	123%	$0.430
First Fiscal Quarter	$14.19	$18.75	$15.66	132%	110%	$0.310
Fiscal Year Ending March 31, 2005
Fourth Fiscal Quarter	$14.27	$17.62	$14.93	123%	105%	$0.260
Third Fiscal Quarter	$14.32	$15.13	$13.43	106%	94%	$0.180
Second Fiscal Quarter	$14.10	$14.57	$13.06	103%	93%	$0.045
First Fiscal Quarter (period from April 8, 2004* to June 30, 2004)	$14.05	$15.25	$12.83	109%	91%	—

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.

*	Commencement of operations

While our common stock currently trades in excess of our net asset value, there can be no assurance, however, that our shares will continue to trade at such a premium (to net asset value). The last reported closing market price of our common stock on August 23, 2007 was $21.90 per share. As of August 23, 2007, we had 86 shareholders of record.

BUSINESS

Apollo Investment

Apollo Investment Corporation, a Maryland corporation organized on February 2, 2004, is a closed-end, non-diversified management investment company that has filed an election to be treated as a BDC under the 1940 Act. In addition, for tax purposes we have elected to be treated as a RIC.

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We intend to invest primarily in middle-market companies in the form of mezzanine and senior secured loans, as well as by making equity investments. From time to time, we may also invest in public companies whose securities are thinly traded.

We commenced operations on April 8, 2004, at which time we closed our initial public offering and sold 62 million shares of our common stock at a price of $15.00 per share, receiving $870 million in total net proceeds from the offering.

During our fiscal year ended March 31, 2007, we invested $1.4 billion, across 24 new and several existing portfolio companies. This compares to investing $1.1 billion in 26 new and several existing portfolio companies for the previous fiscal year ended March 31, 2006. Investments sold or prepaid during the fiscal year ended March 31, 2007 totaled $845 million versus $452 million for the fiscal year ended March 31, 2006. Total invested capital since the IPO through March 31, 2007 was $3.4 billion. Of this amount, $2.9 billion were investments in U.S. companies and $527 million was invested in non-U.S. companies. At March 31, 2007, the weighted average yields on our subordinated debt portfolio, senior secured loan portfolio and total debt portfolio were 13.5%, 12.3% and 13.1%, respectively. At March 31, 2006, the yields were 13.6%, 12.2%, and 13.1%, respectively.

Our targeted investment size typically ranges between $20 million and $250 million, although this investment size may vary proportionately as the size of our capital base changes. At March 31, 2007, our net portfolio consisted of 57 portfolio companies and was invested 61% in subordinated debt, 4% in preferred equity, 9% in common equity and warrants and 26% in senior secured loans versus 46 portfolio companies invested 60% in subordinated debt, 2% in preferred equity, 7% in common equity and 31% in senior secured loans at March 31, 2006.

At March 31, 2007, 64% or $1,364.2 million of our interest-bearing portfolio was fixed rate debt and 36% or $783.6 million was floating rate debt. At March 31, 2006, 53% or $764.5 million of our interest-bearing portfolio was fixed rate debt and 47% or $683.3 million was floating rate debt.

About Apollo

Founded in 1990, Apollo is a leading global alternative asset manager with a proven track record of successful private equity, distressed debt and mezzanine investing. Apollo raises, invests and manages private equity and capital markets funds on behalf of some of the world’s most prominent pension and endowment funds as well as other institutional and individual investors. As of June 30, 2007, Apollo had assets under management of approximately $27 billion in its private equity and capital markets businesses.

Apollo’s investment approach is value-oriented, focusing on industries in which it has considerable knowledge, and emphasizing downside protection and the preservation of capital. Apollo has successfully applied its investment philosophy in flexible and creative ways over its 17-year history, allowing it to consistently find attractive investment opportunities, deploy capital up and down the balance sheet of industry leading, or “franchise,” businesses and create value throughout economic cycles.

Apollo’s active private investment funds focus on making either control-oriented equity investments or distressed debt investments, either for control or non-control positions. In contrast, Apollo Investment seeks to capitalize primarily on the significant investment opportunities emerging in the mezzanine segment of the lending market primarily for middle-market companies, which we believe offers the potential for attractive risk-adjusted returns.

About Apollo Investment Management

AIM, our investment adviser, is led by a dedicated and growing team of investment professionals and is further supported by Apollo’s team of 125 professionals as of June 30, 2007. AIM has now invested more than $3.4 billion in 86 companies with more than 55 financial sponsors since commencement of operations in April 2004. In addition, AIM expects to hire additional investment professionals in the future. AIM’s investment committee currently consists of John J. Hannan, the Chairman of our board of directors, our Chief Executive Officer and Chairman of AIM’s Investment Committee, James C. Zelter, our President and Chief Operating Officer and a Vice President of the general partner of AIM, Patrick J. Dalton, an Executive Vice President of Apollo Investment and a Vice President of the general partner of AIM, Edward Tam, an

Executive Vice President of Apollo Investment and a Vice President of the general partner of AIM and José Briones, a Vice President of the general partner of AIM. The composition of the Investment Committee of AIM may change from time to time. AIM draws upon Apollo’s 17 year history and benefits from the Apollo investment professionals’ significant capital markets, trading and research expertise developed through investments in a multitude of different industries and over 150 companies in the United States and Western Europe.

About Apollo Investment Administration

In addition to furnishing us with office facilities, equipment, and clerical, bookkeeping and record keeping services, AIA also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC. AIA oversees the determination and publication of our net asset value, oversees the preparation and filing of our tax returns, and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. Furthermore, AIA provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.

Operating and Regulatory Structure

Our investment activities are managed by AIM and supervised by our board of directors, a majority of whom are independent of Apollo and its affiliates. AIM is an investment adviser that is registered under the Advisers Act. Under our investment advisory and management agreement, we pay AIM an annual base management fee based on our gross assets as well as an incentive fee based on our performance.

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code.

Investments

We seek to create a portfolio that includes primarily mezzanine, senior secured loans and private equity by generally investing approximately $20 million to $250 million of capital, on average, in the securities of middle-market companies. The average investment size will vary as the size of our capital base varies. Our target portfolio will generally be more heavily weighted toward mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. As such, other creditors may rank senior to us in the event of an insolvency. However, mezzanine loans rank senior to common and preferred equity in a borrowers’ capital structure. Mezzanine loans may have a fixed or floating interest rate. Additional upside can be generated from upfront fees, call protection including call premiums, equity co-investments or warrants. We believe that mezzanine loans offer an attractive investment opportunity based upon their historic returns and resilience during economic downturns. Additionally, we may acquire investments in the secondary market.

Our principal focus is to provide capital to middle-market companies in a variety of industries. We generally seek to target companies that generate positive free cash flows. We also generally seek to invest in companies from the broad variety of industries in which Apollo’s investment professionals have direct expertise.

The following is a representative list of the industries in which Apollo has invested:

•	Building materials

•	Business services

•	Cable television

•	Chemicals

•	Communications

•	Consumer products

•	Distribution

•	Education

•	Energy/Utilities

•	Environmental services

•	Financial services

•	Food

•	Healthcare

•	Lodging/Leisure/Resorts

•	Manufacturing/Basic industry

•	Media

•	Packaging

•	Printing and publishing

•	Restaurants

•	Retail

•	Transportation

We may also invest in other industries if we are presented with attractive opportunities.

In an effort to increase our returns and the number of loans that we can make, we may in the future seek to securitize our loans. To securitize loans, we may create a wholly owned subsidiary contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who would expect to be willing to accept a substantially lower interest rate than the loans earn. We may use the proceeds of such sales to pay down bank debt or to fund additional investment.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds. AIM and its affiliates manage other funds that may have investment mandates that are similar, in whole or in part, with ours. AIM and its affiliates may determine that an investment is appropriate both for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We may make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained. We may also co-invest on a concurrent basis with affiliates of ours, subject to compliance with applicable regulations and our allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

Listed below are our top ten portfolio companies and industries represented as a percentage of total assets as of March 31, 2007 and 2006:

TOP TEN PORTFOLIO COMPANIES AND INDUSTRIES AS OF MARCH 31, 2007

PORTFOLIO COMPANY	% of Total Assets	INDUSTRY	% of Total Assets
Gray Wireline Service, Inc.	3.2%	Oil & Gas	8.5%
Sorenson Communications, Inc.	2.8%	Business Services	5.4%
Varel Holdings, Inc.	2.5%	Consumer Services	4.8%
ALM Media Holdings, Inc.	2.4%	Publishing	4.7%
Associated Materials, Inc.	2.3%	Direct Marketing	4.2%
Quality Home Brands Holdings	2.2%	Manufacturing	3.4%
Fleetpride Corporation	2.2%	Consumer Products	3.4%
N.E.W. Customer Service Cos.	2.0%	Leisure Equipment	2.9%
SigmaKalon Holdco B.V.	2.0%	Building Products	2.7%
GS Prysmian Co-Invest L.P.	1.9%	Chemicals	2.6%

TOP TEN PORTFOLIO COMPANIES AND INDUSTRIES AS OF MARCH 31, 2006

PORTFOLIO COMPANY	% of Total Assets	INDUSTRY	% of Total Assets
Associated Materials, Inc.	3.2%	Publishing	5.2%
Hanley Wood LLC	2.8%	Consumer Services	4.8%
Playpower Holdings Inc.	2.8%	Leisure Equipment	4.7%
N.E.W. Customer Service Cos.	2.8%	Direct Marketing	3.6%
Eurofresh, Inc.	2.6%	Building Products	3.6%
SigmaKalon Holdco B.V.	2.3%	Environmental	3.4%
Deluxe Corp.	2.3%	Media	3.2%
Sorenson Communications, Inc.	2.0%	Chemicals	3.1%
FCI International S.A.S.	2.0%	Healthcare	2.8%
WDAC Intermediate Corp.	1.9%	Manufacturing	2.8%

Investment Selection

We are committed to the same value oriented philosophy used by the investment professionals of Apollo in Apollo’s private investment funds and will commit resources to managing downside exposure.

Prospective portfolio company characteristics

We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we seek to utilize our access to information generated by our investment professionals to identify investment candidates and to structure investments quickly and effectively.

Value orientation/positive cash flow

Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value orientation. We focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, we do not expect to invest in start-up companies or companies having speculative business plans.

Experienced management

We generally require that our portfolio companies have an experienced management team. We also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

Strong competitive position in industry

We seek to invest in target companies that have developed leading market positions within their respective markets and are well positioned to capitalize on growth opportunities. We seek companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and profitability.

Exit strategy

We seek to invest in companies that we believe will provide a steady stream of cash flow to repay our loans. We expect that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we exit from our investments over time. In addition, we seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

Liquidation value of assets

The prospective liquidation value of the assets, if any, collateralizing loans in which we invest is an important factor in our credit analysis. We emphasize both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Due diligence

Our investment adviser conducts diligence on prospective portfolio companies consistent with the approach adopted by the investment professionals of Apollo. We believe that Apollo’s investment professionals have a reputation for conducting extensive due diligence investigations in their investment activities. In conducting their due diligence, Apollo’s investment professionals use publicly available information as well as information from their extensive relationships with former and current management teams, consultants, competitors and investment bankers and the direct experience of the senior partners of Apollo.

Our due diligence will typically include:

•	review of historical and prospective financial information;

•	on-site visits;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	review of senior loan documents;

•	background checks; and

•	research relating to the company’s management, industry, markets, products and services, and competitors.

Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the professionals leading the investment present the investment opportunity to our investment adviser’s investment committee, which determines whether to pursue the potential investment.

The investment committee

All new investments by us must be approved by the investment committee of AIM. The members of the investment committee receive no compensation from us. Such members are employees or partners of AIM and receive compensation or profit distributions from AIM, and in certain instances, from other Apollo affiliates. The members of the investment committee are listed below.

John J. Hannan Chairman of the board of directors, Chief Executive Officer and Director of Apollo Investment Corporation and a Vice President of AIM. Mr. Hannan became a director of Apollo Investment in March 2004 and was elected our Chief Executive Officer in February 2006 and Chairman of the board of directors in August 2006. Mr. Hannan has served on AIM’s investment committee since February 2006. Mr. Hannan, a senior partner of Apollo, co-founded Apollo Management, L.P. in 1990. Mr. Hannan also is a partner of a number of other Apollo affiliates that advise the Apollo investment entities referenced below under the caption Compensation of Directors and Officers — Investment Advisory and Management Agreement — Management Services. Mr. Hannan serves on several boards of directors, including the board of Vail Resorts, Inc. and Goodman Global, Inc.

Patrick J. Dalton Vice President of AIM and Executive Vice President of Apollo Investment. Mr. Dalton joined Apollo Investment Management LP (“AIM”) in June 2004 as a partner and as a member of AIM’s investment committee. Mr. Dalton is also the Chief Investment Officer of AIM and a member of the Investment Committee of Apollo Investment Europe. Before joining Apollo, Mr. Dalton was a Vice President with Goldman, Sachs & Co.’s Principal Investment Area with a focus on mezzanine investing since 2000. From 1990 to 2000, Mr. Dalton was a Vice President with the Chase Manhattan Bank where he worked most recently in the Acquisition Finance Department.

Edward Tam Vice President of AIM and Executive Vice President of Apollo Investment. Mr. Tam joined Apollo Investment in June 2004 as a partner and as a member of AIM’s investment committee. Before joining Apollo, Mr. Tam was in the corporate finance group at Donaldson Lufkin & Jenrette from 1991 to 1999. In 1999, Mr. Tam joined DLJ Investment Partners, a mezzanine fund as a Vice President and was promoted to Director in 2002.

Jose A. Briones Vice President of AIM. Mr. Briones joined Apollo in 2006 as a partner and as a member of AIM’s investment committee. Before joining Apollo, Mr. Briones was a Managing Director with UBS Securities LLC in the Financial Sponsors and Leveraged Finance Group. Prior to joining UBS, from 1999 to 2001, Mr. Briones was a Vice President with JP Morgan where he worked in the Global Leveraged Finance Group. Prior to joining JP Morgan, from 1992 to 1999, Mr. Briones was a Vice President at BT Securities and BT Alex Brown Incorporated in the Corporate Finance Department.

James Zelter managing partner of Apollo’s Capital Markets Business (which includes AIM) and President and Chief Operating Officer of Apollo Investment. Mr. Zelter joined Apollo in 2006 and has served on AIM’s investment committee since such time. Previously, Mr. Zelter had been with Citigroup and its predecessor companies since 1994, where he was responsible for the global expansion and strong financial performance of the Special Situations Investment Group, a proprietary investment group that he founded within Citigroup’s Fixed Income Division. From 2003 to 2005, Mr. Zelter was Chief Investment Officer of Citigroup Alternative Investment, and prior to that he was responsible for the firm’s global high yield and leveraged finance business. Mr. Zelter is also a partner of a number of another Apollo affiliates that advise the Apollo investment entities referenced below under the caption Compensation of Directors and Officers — Investment Advisory and Management Agreement — Management Services.

Investment structure

Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment.

We seek to structure our mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high interest rates that provide us with significant current interest income. These loans typically have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loans. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest after our investment. Also, in some cases our mezzanine loans may be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine loans have maturities of five to ten years.

We also seek to invest in portfolio companies in the form of senior secured loans. We expect these senior secured loans to have terms of three to ten years and may provide for deferred interest payments over the term of the loan. We generally seek to obtain security interests in the assets of our portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company. We expect that the interest rate on our senior secured loans generally will range between 2% and 10% over the London Interbank Offer Rate, or LIBOR.

In the case of our mezzanine and senior secured loan investments, we seek to tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we seek to limit the downside potential of our investments by:

•	requiring an expected total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	generally incorporating call protection into the investment structure; and

•

negotiating covenants and information rights in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with our goal of preserving our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

We expect to hold most of our investments to maturity or repayment, but we may sell certain of our investments earlier, including, if a liquidity event takes place such as the sale or recapitalization or worsening of credit quality of a portfolio company.

Managerial assistance

As a BDC, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. AIA provides such managerial assistance on our behalf to portfolio companies that request this assistance.

Ongoing relationships with portfolio companies

Monitoring

AIM monitors our portfolio companies on an ongoing basis. AIM monitors the financial trends of each portfolio company to determine if each is meeting its respective business plans and to assess the appropriate course of action for each company.

AIM has several methods of evaluating and monitoring the performance and fair value of our investments, which can include, but are not limited to, the following:

•	Assessment of success in adhering to portfolio company’s business plan and compliance with covenants;

•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	Comparisons to other portfolio companies in the industry;

•	Attendance at and participation in board meetings; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

In addition to various risk management and monitoring tools, AIM also uses an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio.

We use an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description

1	Capital gain expected

2	Full return of principal and interest or dividend expected, with the portfolio company performing in accordance with our analysis of its business

3	Full return of principal and interest or dividend expected, but the portfolio company requires closer monitoring

4	Some loss of interest, dividend or capital appreciation expected, but still expecting an overall positive internal rate of return on the investment

5	Loss of interest or dividend and some loss of principal investment expected, which would result in an overall negative internal rate of return on the investment

AIM monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, AIM reviews these investment ratings on a quarterly basis, and our board of directors affirms such ratings.

Valuation Process

The following is a description of the steps we take each quarter to determine the value of our portfolio. Many of our portfolio investments are recorded at fair value as determined in good faith by or under the direction of our board of directors pursuant to a valuation policy and a consistently applied valuation process utilizing the input of our investment adviser, independent valuation firms and the audit committee. As a result, there is uncertainty as to the value of our portfolio investments. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations if they are deemed to represent fair value. With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	Preliminary valuation conclusions are then documented and discussed with our senior management;

•	Independent valuation firms engaged by our board of directors conduct independent appraisals and review management’s preliminary valuations and make their own independent assessments;

•

The audit committee of our board of directors reviews the preliminary valuation of our investment adviser and that of the independent valuation firms and responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

•

The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firms and audit committee.

When we make investments that involve deferrals of interest payable to us, any increase in the value of the investment due to the accrual or receipt of payment of interest is allocated to the increase in the cost basis of the investment, rather than to capital appreciation or gain.

Competition

Our primary competitors in providing financing include public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in. As a result of these new entrants, competition for investment opportunities at middle-market companies has intensified. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. We expect to use the industry information of Apollo’s investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we believe that the relationships of the senior managers of AIM and of the senior partners of Apollo, enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest.

Staffing

We have a chief financial officer and a chief compliance officer and, to the extent necessary, they have hired and will continue to hire additional personnel. These individuals are employees of Apollo Administration and perform their respective functions under the terms of the administration agreement. In addition, we reimburse AIA for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our administrative and principal executive offices are located at 9 West 57th Street, New York, NY 10019. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

We and AIM are not currently subject to any material legal proceedings.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	Pursuant to Rule 13a-14 under the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

Pursuant to Rule 13a-15 under the Exchange Act, our management must prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•

Pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of six members, five of whom are not “interested persons” of Apollo Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors.

BOARD OF DIRECTORS

Under our charter, our directors are divided into three classes. Each class of directors holds office for a three year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Interested Director

Name	Age	Position	Director Since	Term Expires
John J. Hannan	54	Chairman of the Board and Chief Executive Officer	2004	2009

Independent Directors
Name	Age	Position	Director Since	Term Expires
Claudine B. Malone	71	Director	2007	2008
Carl Spielvogel	78	Director	2004	2008
Elliot Stein, Jr.	58	Director	2004	2007	*
Gerald Tsai, Jr.	78	Director	2004	2009
Bradley J. Wechsler	55	Director	2004	2007	*

The address for each director is c/o Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019.

*	Messrs. Stein and Wechsler were re-elected to serve until 2010 on August 7, 2007 at the annual shareholder meeting.

Executive officers who are not directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
James C. Zelter	45	President and Chief Operating Officer
Patrick J. Dalton	39	Executive Vice President
Edward Tam	38	Executive Vice President
Richard L. Peteka	46	Chief Financial Officer and Treasurer
John J. Suydam	47	Vice President and Chief Legal Officer
Gordon E. Swartz	60	Chief Compliance Officer and Secretary

The address for each executive officer is c/o Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019.

Biographical information

Directors

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act.

Independent directors

Claudine B. Malone (71) Director. Ms. Malone became director of Apollo Investment on April 17, 2007. Ms. Malone is the President and Chief Executive Officer of Financial & Management Consulting Inc. of McLean, Virginia. She also currently serves as a director of Hasbro Inc., Novell, Inc. and Aviva Life Insurance Company (USA). Previously, Ms. Malone was Chairman of the Board of the Federal Reserve Bank of Richmond from 1996 to 1999. She served as a visiting professor at the Colgate-Darden Business School of the University of Virginia from 1984 to 1987, an adjunct professor of the School of Business Administration at Georgetown University from 1982 to 1984 and an assistant and associate professor at the Harvard Graduate School of Business Administration from 1972 to 1981.

Carl Spielvogel (78) Director. Ambassador Spielvogel became a director of Apollo Investment in March 2004. Amb. Spielvogel has been Chairman and Chief Executive Officer of Carl Spielvogel Associates, Inc., an international management and counseling company, from 1997 to 2000, and from 2001 to present. In 2000-2001, Amb. Spielvogel served as U.S. Ambassador to the Slovak Republic, based in Bratislava, Slovakia. From 1994 to 1997, Amb. Spielvogel was Chairman and Chief Executive Officer of the United Auto Group, Inc., one of the first publicly-owned auto dealership groups. Earlier, Amb. Spielvogel was Chairman and Chief Executive Officer of Backer Spielvogel Bates Worldwide, a global marketing communications company from 1985 to 1994. Amb. Spielvogel currently is a director of the Interactive Data Corporation, Inc. He is also a trustee to the Metropolitan Museum of Art; a member of the board of Trustees and Chairman of the Business Council of the Asia Society; a member of the board of trustees of Lincoln Center for the Performing Arts; a member of the Council on Foreign Relations, and a member of the board of trustees of the Institute for the Study of Europe, at Columbia University, and a member of the Executive Committee of the Council of American Ambassadors.

Elliot Stein, Jr. (58) Director. Mr. Stein became a director of Apollo Investment in March 2004. Mr. Stein has served as chairman of Caribbean International News Corporation since 1985. He is also a managing director of Commonwealth Capital Partners as well as various private companies including VTG Holdings Inc. and Cloud Solutions LLC. Mr. Stein is a trustee of Claremont Graduate University and the New School University and is a member of the Board of Councilors of the Annenberg School of Communications at the University of Southern California. He is a member of the Council on Foreign Relations.

Gerald Tsai, Jr. (78) Director. Mr. Tsai became a director of Apollo Investment in March 2004. Mr. Tsai was elected chairman of the Board of Sequa Corporation on January 3, 2007 and is a private investor. He also currently serves on other boards of directors including Zenith National Insurance Corp., Triarc Companies, Inc. and United Rentals, Inc., as well as director emeritus of Saks Incorporated. Previously, Mr. Tsai was chairman of the board, president and Chief Executive Officer of Delta Life Corporation from 1993 to 1997. He also joined Primerica Corporation in 1982 and served in various positions until 1988, the latest as chairman of the board and Chief Executive Officer. Mr. Tsai currently serves as a trustee of NYU Hospitals Center and New York University School of Medicine Foundation.

Bradley J. Wechsler (55) Director. Mr. Wechsler became a director of Apollo Investment in April 2004. Mr. Wechsler has been the Co-Chairman and Co-Chief Executive Officer of IMAX Corporation since May, 1996. Previously Mr. Wechsler has had several executive positions in the entertainment industry and was a partner in the entertainment and media practice for a New York-based investment bank. Mr. Wechsler is a Vice-Chairman of the board of the NYU Hospital and Medical Center, a member of the Executive Committee and chairs its Finance Committee. In addition, he sits on the boards of The American Museum of the Moving Image, the Ethical Culture Fieldston Schools and Math for America.

Interested director

John J. Hannan (54) Chairman of the Board, Chief Executive Officer and Director of Apollo Investment. Mr. Hannan became a director of Apollo in March 2004 and was elected our Chief Executive Officer in February 2006 and Chairman of the board of directors in August 2006. Mr. Hannan has served on AIM’s investment committee since February 2006. Mr. Hannan, a senior partner of Apollo, co-founded Apollo Management, L.P. in 1990 and Apollo Real Estate Advisors, L.P. (an investment manager affiliated with Apollo’s real estate investment funds) in 1993. Mr. Hannan serves on several boards of directors, including the board of Vail Resorts, Inc. and Goodman Global, Inc.

Executive officers who are not directors

James C. Zelter (45) President and Chief Operating Officer of Apollo Investment. Mr. Zelter joined Apollo in 2006. Prior to joining the firm, he was with Citigroup and its predecessor companies since 1994, and was responsible for the global expansion and strong financial performance of the Special Situations Investment Group, a proprietary investment group that he founded within Citigroup’s Fixed Income Division. From 2003 to 2005, Mr. Zelter was Chief Investment Officer of Citigroup Alternative Investment, and prior to that he was responsible for the firm’s global high yield and leveraged finance business.

Patrick J. Dalton (39) Executive Vice President of Apollo Investment. Mr. Dalton joined Apollo in June 2004 as a partner and as a member of AIM’s investment committee. Before joining Apollo, Mr. Dalton was a Vice President with Goldman, Sachs & Co.’s Principal Investment Area with a focus on mezzanine investing since 2000. From 1990 to 2000, Mr. Dalton was a Vice President with the Chase Manhattan Bank where he worked most recently in the Acquisition Finance Department.

Edward Tam (38) Executive Vice President of Apollo Investment. Mr. Tam joined Apollo in 2004 as a partner and as a member of AIM’s investment committee. Before joining Apollo, Mr. Tam joined DLJ Investment Partners, a mezzanine fund, in 1999 and was promoted to Director in 2002. Mr. Tam was in the corporate finance group at Donaldson Lufkin & Jenrette from 1991 to 1999.

Richard L. Peteka (46) Chief Financial Officer and Treasurer of Apollo Investment. Mr. Peteka joined Apollo Investment in June 2004 as its Chief Financial Officer and Treasurer. Prior to joining the firm, he was Chief Financial Officer and Treasurer of various closed-end and open-end registered investment companies for Citigroup Asset Management. He joined Citigroup Asset Management as a Director in July 1999.

John J. Suydam (47) Vice President and Chief Legal Officer of Apollo Investment. Mr. Suydam joined Apollo in 2006. From 2002 to 2006, Mr. Suydam was a partner at O’Melveny & Myers, where he served as head of Mergers & Acquisitions and co-head of the Corporate Department. Prior to that, Mr. Suydam served as Chairman of the law firm O’Sullivan, LLP, which specialized in representing private equity investors. Mr. Suydam serves on the Board of the Big Apple Circus.

Gordon E. Swartz (60) Chief Compliance Officer and Secretary of Apollo Investment. Mr. Swartz became the Chief Compliance Officer of Apollo Investment in October 2004. Prior to joining Apollo Investment, Mr. Swartz was an Associate General Counsel of Citigroup Asset Management.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit committee

The Audit Committee operates pursuant to an Audit Committee Charter approved by the board of directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit our accounts and records; reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to the board of directors whether the audited financial statements should be included in our annual report on Form 10-K; reviewing and discussing with management and the auditors our quarterly financial statements prior to the filings of our quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the auditors. The Audit Committee is presently composed of four persons: Messrs. Spielvogel, Stein and Tsai, and Ms. Malone (Chair), all of whom are independent directors and are otherwise considered independent under FINRA listing standards (the “FINRA Listing Standards”). Our board of directors has determined that Mr. Tsai and Ms. Malone each is an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K under the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee Charter is available on our website (http://www.apolloic.com). During the fiscal year ended March 31, 2007, the audit committee met six times.

Nominating and corporate governance committee

The members of the nominating and corporate governance committee are Messrs. Franklin, Spielvogel, Stein (Chairman) and Tsai, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Select Market corporate governance regulations. Mr. Stein serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders. During the fiscal year ended March 31, 2007, the nominating and corporate governance committee met six times.

Compensation committee

We do not have a compensation committee. Decisions regarding executive compensation are made by our entire board of directors.

COMPENSATION OF DIRECTORS AND OFFICERS

The following table shows information regarding the compensation expected to be received by the independent directors and executive officers for the fiscal year ended March 31, 2007. No compensation is paid to directors who are “interested persons.”

Name	Aggregate compensation from Apollo Investment	Pension or retirement benefits accrued as part of our expenses(1)	Total compensation from Apollo Investment paid to director/officer
Independent directors
Claudine B. Malone*	N/A	None	N/A
Carl Spielvogel	117,125	None	117,125
Elliot Stein, Jr.	118,750	None	118,750
Gerald Tsai, Jr.	114,750	None	114,750
Bradley J. Wechsler	97,250	None	97,250
Interested directors
John J. Hannan	None	None	None
Executive Officers
Patrick J. Dalton	None	None	None
Richard L. Peteka(2)	None	None	None
John J. Suydam	None	None	None
Gordon E. Swartz(2)	None	None	None
Edward Tam	None	None	None
James C. Zelter	None	None	None

(1)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)	Richard L. Peteka and Gordon E. Swartz are employees of AIA.

*	Effective as of April 17, 2007, Claudine B. Malone became a Director. Accordingly, she received no compensation. Her term will expire in 2008. Martin E. Franklin resigned from the board on December 29, 2006. For the period he served as a director during the fiscal year ended March 31, 2007, Mr. Franklin received $81,375 in aggregate/total compensation.

The independent directors’ annual fee was increased from $75,000 to $100,000, effective as of January 1, 2007. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairman of the Audit Committee receives an annual fee of $7,500 and each chairman of any other committee receives an annual fee of $2,500 for their additional services in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management services

AIM serves as our investment adviser and is controlled by Apollo. AIM is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, the investment adviser manages the day-to-day operations of, and provide investment advisory and management services to, Apollo Investment. Under the terms of an investment advisory and management agreement, AIM:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	closes and monitors the investments we make.

AIM’s services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

In addition to managing our investments, investment professionals of AIM also manage or have managed the following other Apollo investment entities, none of which is currently soliciting new investors:

Fund Name(1)(2)	Investment Focus	Established	Committed Capital(3)	Status
			(in billions)
Managed Institutional Investment Accounts(4)	Private Equity/ Distressed Debt	1990-2	2.8	Fully invested and realized
Apollo Investment Fund	Private Equity	1990	0.4	Fully invested and realized
AIF II	Private Equity	1992	0.5	Fully invested and realized
Apollo Investment Fund III	Private Equity	1995	1.5	Fully invested, substantially realized
Apollo Investment Fund IV	Private Equity	1998	3.6	Fully invested, partially realized
Apollo Investment Fund V	Private Equity	2001	3.7	Fully invested, partially realized
Apollo Value Investment Fund	Private Equity/ Distressed Debt	2003	0.65	Actively investing
Apollo Investment Fund VI	Private Equity	2005	10.0	Actively investing
AP Alternative Assets	Private Equity/ Capital Markets	2006	1.9	Actively investing

(1)	Investors in Apollo Investment are not acquiring interests in any of the other Apollo funds. Performance of other Apollo funds is not necessarily indicative of results to be realized from an investment in Apollo Investment

(2)	The investment professionals of Apollo also manage a private investment fund that invests in distressed debt.

(3)	Represents capital commitments at inception for each fund.

(4)	Represents institutional managed account principally invested in a distressed high-yield portfolio.

In addition to the entities listed above, investment professionals of AIM also manage two other investment vehicles which were recently formed. One of the entities focuses on value investing and distressed debt, while the other entity focuses on mezzanine securities of companies in Europe. Both entities are actively engaged in investment activities. See Certain Relationships.

Management fee

Pursuant to the investment advisory and management agreement, we pay AIM a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. For the fiscal years ended March 31, 2007, 2006 and the period April 8, 2004 (commencement of operations) through March 31, 2005, AIM received $40.6 million, $23.4 million and $17.3 million, respectively, in base investment advisory and management fees and $36.6 million, $22.3 million and $0, respectively, in performance-based net investment income incentive fees from us. At March 31, 2007, we had also accrued $21.3 million for a net realized capital gains based incentive fee. The amount actually payable by us will be determined as of the end of the calendar year. We did not pay any net realized capital gain based incentive fees for the fiscal years ended March 31, 2007, March 31, 2006 and the period April 8, 2004 (commencement of operations) through March 31, 2005.

The base management fee is calculated at an annual rate of 2.00% of our average gross assets. For services that were rendered under the investment advisory and management agreement during the period commencing on the closing of our initial public offering through and including our first six months of operations, the base management fee was payable monthly in arrears. Thereafter, the base management fee has been payable quarterly in arrears. For the first quarter of our operations, the base management fee was calculated based on the initial value of our gross assets. The base management fee is now calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately pro rated.

The incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. We pay AIM an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any calendar quarter; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income-related portion of incentive fee

These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date), commenced on December 31, 2004, and will equal 20.0% of our realized capital gains for each calendar year computed net of all realized capital losses and unrealized capital depreciation and incorporating unrealized depreciation on a gross investment-by-investment basis at the end of such year. Capital gains with respect to any investment will equal the difference between the proceeds from the sale of such investment and the accreted or amortized cost basis of such investment.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate (1) = 1.75%

Management fee (2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle rate (1) = 1.75%

Management fee (2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.00%

Incentive fee = 100% × pre-incentive fee net investment income, subject to the “catch-up” (4)

= 100% × (2.00% – 1.75%)

= 0.25%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Hurdle rate (1) = 1.75%

Management fee (2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.30%

Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up” (4)

Incentive fee = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.1875%))

Catch-up = 2.1875% – 1.75%

= 0.4375%

Incentive fee = (100% × 0.4375%) + (20% × (2.3% – 2.1875%))

= 0.4375% + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

(1)	Represents 7.0% annualized hurdle rate.

(2)	Represents 2.0% annualized management fee.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any calendar quarter.

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

•	Year 3: None

$5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $200,000

$6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million capital gains incentive fee

•	20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains incentive fee(1)

•	$6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2

•	Year 4: None

•	Year 5: None

$5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3”

(1)	As illustrated in Year 3 of Alternative 1 above, if Apollo Investment were to be wound up on a date other than December 31st of any year, Apollo Investment may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if Apollo Investment had been wound up on December 31st of such year.

Payment of our expenses

All investment professionals of the investment adviser and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by AIM. We bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by AIM payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or Apollo Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.

Duration and termination

The continuation of our investment advisory and management agreement was approved by our board of directors on March 21, 2007. Unless terminated earlier as described below, it will remain in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory and management agreement will automatically terminate in the event of its assignment. Either party may terminate the investment advisory and management agreement without penalty upon not more than 60 days’ written notice to the other party. See “Risk Factors—Risks relating to our business and structure—We are dependent upon AIM’s key personnel for our future success and upon their access to Apollo’s investment professionals and partners.”

Indemnification

The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations, AIM and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Apollo Investment for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of AIM’s services under the investment advisory and management agreement or otherwise as an investment adviser of Apollo Investment.

Organization of the investment adviser

AIM is a Delaware limited partnership that is registered as an investment adviser under the Advisers Act. The principal executive offices of AIM are at 9 West 57th Street, New York, NY 10019.

Board approval of the Investment Advisory and Management Agreement

At a meeting of our board of directors held on March 21, 2007, the board of directors, including all of our directors who are not “interested persons” as defined in the 1940 Act, unanimously voted to approve the continuation of the investment advisory and management agreement. The independent directors had the opportunity to consult in executive session with their counsel regarding the approval of such agreement. In reaching a decision to approve the continuation of the investment advisory and management agreement, the board of directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services provided and to be provided to us by the investment adviser;

•	the investment performance of Apollo Investment and the investment adviser;

•

the reasonableness of the fee that we pay the investment adviser in light of comparative performance, expense and advisory fee information, costs of the services provided, and profits realized and benefits derived or to be derived by the investment adviser from its relationship with us;

•	the potential for economies of scale to be realized by the adviser in managing our assets and the extent to which material economies of scale may be shared with us; and

•	various other matters.

In approving the continuation of the investment advisory and management agreement, the entire board of directors, including all of the directors who are not “interested persons,” made the following conclusions:

•

Nature, Quality and Extent of Services. The board of directors considered the nature, extent and quality of the investment selection process employed by the investment adviser. The board of directors also considered the investment adviser’s personnel and their prior experience in connection with the types of investments made by us. In addition, the board of directors determined that the terms and conditions of the investment advisory and management agreement. The board of directors concluded that the substantive terms of the investment advisory and management agreement, including the services to be provided, are generally the same as those of comparable business development companies described in the available market data. The board of directors determined that the nature, extent and quality of the services provided by the investment adviser are adequate and appropriate.

•

Investment Performance. The board of directors reviewed the long-term and short-term investment performance of Apollo Investment and the investment adviser, as well as comparative data with respect to the long-term and short-term investment performance of other externally managed business development companies. The board of directors concluded that the investment adviser was delivering results consistent with the investment objective of Apollo Investment and that its investment performance was satisfactory when compared to comparable business development companies.

•

The reasonableness of the fee Apollo Investment pays to the Investment Adviser. The board of directors considered comparative data based on publicly available information and information provided by a third party retained to provide comparative data on other business development companies with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other business development companies as well as our projected operating expenses and expense ratio compared to other business development companies, including business development companies with similar investment objectives. Based upon its review, the board of directors concluded that the fees payable under the investment advisory and management agreement are reasonable compared to other business development companies and in light of the services provided by the investment adviser. In addition, the board of directors concluded that our expected expenses as a percentage of net assets attributable to common stock are reasonable compared to other business development companies.

•

Economies of Scale. The board of directors considered information about the potential of the investment adviser to realize economies of scale in managing our assets, and determined that at this time there were not economies of scale to be realized by the investment adviser and that, to the extent that material economies of scale were not being shared with Apollo Investment, the board of directors would seek to do so.

Based on the information reviewed and the discussions detailed above, the board of directors (including all of the directors who are not “interested persons”) concluded that the investment advisory and management fee rates and terms are fair and reasonable in relation to the services provided and approved the continuation of investment advisory and management agreement with the investment adviser as being in the best interests of Apollo Investment and its stockholders.

In view of the wide variety of factors that our board of directors considered in connection with its evaluation of the investment advisory and management agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the board of directors. Rather, our board of directors based its approval on the totality of information presented to, and the investigation review by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.

ADMINISTRATION AGREEMENT

Pursuant to a separate administration agreement, Apollo Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, Apollo Administration also performs, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Apollo Administration assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of Apollo Administration’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs. Under the administration agreement, Apollo Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. Either party may terminate the administration agreement without penalty upon 60 days’ written notice to the other party.

For the fiscal years ended March 31, 2007 and 2006 and the period April 8, 2004 (commencement of operations) through March 31, 2005, the Administrator was reimbursed $2,237, $1,017 and $674, respectively, from Apollo Investment on the $2,437, $1,470 and $988, respectively, of expenses accrued under the administration agreement.

Indemnification

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations, Apollo Administration and its officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Apollo Investment for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Apollo Administration’s services under the administration agreement or otherwise as administrator for Apollo Investment.

LICENSE AGREEMENT

We have entered into a license agreement with Apollo pursuant to which Apollo has agreed to grant us a non-exclusive, royalty-free license to use the name “Apollo.” Under this agreement, we will have a right to use the Apollo name, for so long as Apollo Investment Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Apollo” name. This license agreement will remain in effect for so long as the investment advisory and management agreement with our investment adviser is in effect.

CERTAIN RELATIONSHIPS

We have entered into the investment advisory and management agreement with AIM. Our senior management and our chairman of the board of directors have ownership and financial interests in AIM. Our senior management also serve as principals of other investment managers affiliated with AIM that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the partners of our investment adviser, AIM, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with AIM. However, our investment adviser and other members of Apollo intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors—Risks relating to our business and structure—There are significant potential conflicts of interest which could impact our investment returns.”

We have entered into a license agreement with Apollo, pursuant to which Apollo has agreed to grant us a non-exclusive, royalty-free license to use the name “Apollo.” In addition, pursuant to the terms of the administration agreement, Apollo Administration provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. AIM, our investment adviser, is the sole member of and controls Apollo Administration.

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates of Apollo Investment, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of March 31, 2007, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of March 31, 2007, each stockholder who owned more than 5% of our outstanding shares of common stock, each director, the chief executive officer, our executive officers and our directors and executive officers as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table had sole voting and investment power over such securities.

Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

The following table sets forth, as of March 31, 2007, certain ownership information with respect to our common stock for those persons who directly or indirectly owned, controlled or held with the power to vote, 5% or more of our outstanding common stock as of that date and all officers and directors, as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table had sole voting and investment power over such securities.

Name and address	Type of ownership(1)	Shares owned	Percentage of common stock outstanding
AIC Co-Investors LLC(2)	Beneficial	744,242	*	%
All officers and directors as a group (11 persons)(3)	Beneficial		*	%

*	Represents less than 1%.

(1)	All of our common stock is owned of record by Cede & Co., as nominee of the Depository Trust Company.

(2)	AIC Co-Investors LLC is a special purpose entity related to AIM. The address for AIC Co-Investors LLC is 9 West 57th Street, New York, NY 10019.

(3)	The address for all officers and directors is c/o Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019.

The following table sets forth the dollar range of our equity securities beneficially owned through interests in AIM by each of our directors as of March 31, 2007. (We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.)

Name of Director	Dollar Range of Equity Securities in Apollo Investment(1)
Independent Directors(2)
Carl Spielvogel	$50,001 – $100,000
Elliot Stein, Jr.	$50,001 – $100,000
Gerald Tsai, Jr.	$10,001 – $50,000
Bradley J. Wechsler	$100,001 – $500,000
Interested Directors and Executive Officers
John J. Hannan	$500,000 – $1,000,000	(3)

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.

(2)	Effective as of April 17, 2007, Claudine B. Malone became a Director. Her term will expire in 2008.

(3)	Reflects pecuniary interests in AIC Co-Investors LLC. Mr. Hannan disclaims beneficial ownership of shares held by AIC Co-Investors LLC.

PORTFOLIO COMPANIES

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an investment at March 31, 2007. Percentages shown for class of investment securities held by us represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own assuming we exercise our warrants or options before dilution.

The portfolio companies are presented in three categories: “companies more than 25% owned” which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be controlled by us under the 1940 Act; “companies owned 5% to 25%” which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and “companies less than 5% owned” which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company. We make available significant managerial assistance to our portfolio companies. We generally request and may receive rights to observe the meetings of our portfolio companies’ board of directors.

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held(1)
Companies More Than 25% Owned
None

Companies 5% to 25% Owned
None

Companies Less Than 5% Owned
A-D Conduit Holdings, LLC (Dura-Line) 835 Innovation Drive Knoxville, TN 37932	Telecommunications	Common Equity/ Partnership Interests	5	%(4)*

Advantage Sales & Marketing Inc. 19100 Von Karman Avenue Suite 300 Irvine, CA 92612	Grocery	Subordinated Debt/ Corporate Notes	—

ALM Media Holdings, Inc. 345 Park Avenue New York, NY 10010	Publishing	Subordinated Debt/ Corporate Notes	—

ALM Media Group Holdings, Inc. 345 Park Avenue New York, NY 10010	Publishing	Subordinated Debt/ Corporate Notes	—

AMH Holdings II, Inc. 3773 State Road Cuyahoga Falls, OH 44233	Building Products	Subordinated Debt/ Corporate Notes	—

American Asphalt & Grading Co. 2690 N. Decatur Boulevard Las Vegas, NV 89108	Infrastructure	Bank Debt/ Senior Secured Loans	—

Applied Systems, Inc. 200 Applied Systems Parkway University Park, IL 60466	Business Services	Subordinated Debt/ Corporate Notes	—

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held(1)
RSA Holdings Corp. of Delaware (American Safety Razor) 240 Cedar Knolls Road Cedar Knolls, NJ 07927	Consumer Products	Subordinated Debt/ Corporate Notes	—

API Heat Transfer Inc. 2777 Walden Avenue Buffalo, NY 14225	Manufacturing	Subordinated Debt/ Corporate Notes	—

Arbonne Intermediate Holdco Inc. (Natural Products Group LLC) 9400 Jeronimo Irvine, CA 92618	Direct Marketing	Subordinated Debt/ Corporate Notes	—

Associated Materials, Inc. 3773 State Road Cuyahoga Falls, OH 44233	Building Products	Subordinated Debt/ Corporate Notes	—

Audatex Holdings III, B.V. Bishop Ranch 1 6111 Bollinger Canyon Road Suite 200 San Ramon, CA 94583	Business Services	Subordinated Debt/ Corporate Notes	—

BNY Convergex Group, LLC The Bank of New York One Wall Street New York, NY 10286	Business Services	Subordinated Debt/ Corporate Notes Bank Debt/ Senior Secured Loans	—

Brenntag Holding GmbH & Co. Stinnes-Platz 1 45472 Mülheim an der Ruhr Germany	Chemicals	Subordinated Debt/ Corporate Notes	—

CA Holding, Inc. (Collect America LTD) 370 17th Street Denver, CO 80202	Financial Services	Common Equity/ Partnership Interest	2%

C.H.I. Overhead Doors, Inc. 1485 Sunset Drive Arthur, IL 61911	Building Products	Bank Debt/ Senior Secured Loans	—

Clean Earth, Inc. 334 South Warminster Road Hatboro, PA 19040	Environmental	Bank Debt/ Senior Secured Loans	—

Collect America, Ltd. 370 17th Street Denver, CO 80202	Financial Services	Subordinated Debt/ Corporate Notes	—

Cygnus Business Media, Inc. 830 Post Road East, Suite 205 Westport, CT 06880	Media	Bank Debt/ Senior Secured Loans	—

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held(1)
Delta Educational Systems, Inc. 144 Business Park Drive Suite 201 Virginia Beach, VA 23462	Education	Subordinated Debt/Corporate Notes, Preferred Equity	51	%(2)

Diam International 555 Tuckahoe Road Yonkers, NY 10710	Consumer Products	Bank Debt/ Senior Secured Loans	—

Dr. Leonard’s Healthcare Corp. 100 Nixon Lane Edison, NJ 08837	Direct Marketing	Bank Debt/Senior Secured Loans	—

DSI Renal Inc. 511 Union Street Suite 1800 Nashville, TN 37219	Healthcare	Subordinated Debt/Corporate Notes	—

DSI Holding Company, Inc. (DSI Renal Inc.) 511 Union Street Suite 1800 Nashville, TN 37219	Healthcare	Preferred Equity, Common Stock Warrants	81 2	%(2) %

DTPI Holdings, Inc. (American Asphalt & Grading) 2690 N. Decatur Boulevard Las Vegas, NV 89108	Infrastructure	Common Equity/ Partnership Interest	4%

Dura-Line Merger Sub, Inc. 835 Innovation Drive Knoxville, TN 37932	Telecommunications	Subordinated Debt/ Corporate Notes	—

DX III Holding Corp. (Deluxe Entertainment Services Group Inc.) 1377 N. Serrano Avenue Hollywood, CA 90027	Broadcasting & Entertainment	Bank Debt/ Senior Secured Loans	—

Eurofresh Inc. 26050 S. Eurofresh Ave Willcox, AZ 85643	Agriculture	Subordinated Debt/ Corporate Notes	—

European Directories (DH5) B.V. Gustav Mahlerplein 68 1082 MA Amsterdam The Netherlands	Publishing	Subordinated Debt/ Corporate Notes	—

European Directories (DH7) B.V. Gustav Mahlerplein 68 1082 MA Amsterdam The Netherlands	Publishing	Subordinated Debt/ Corporate Notes	—

EXCO Resources, Inc. 12377 Merit Dr., Suite 1700 Dallas, TX 75251	Oil and Gas	Preferred Equity	3%

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held(1)
Fidji Luxco (BC) S.C.A. (FCI International S.A.S.) 145 rue Yves le Coz 78035 Versailles Cedex France	Electronics	Common Stock Warrants	19	%(2)

FleetPride Corporation 8708 Technology Forest Place Suite 125 The Woodlands, TX 77381	Transportation	Subordinated Debt/ Corporate Notes	—

FPC Holdings, Inc. (FleetPride Corporation) 8708 Technology Forest Place Suite 125 The Woodlands, TX 77381	Transportation	Subordinated Debt/ Corporate Notes	—

FSC Holdings Inc. (Hanley Wood LLC) One Thomas Circle NW Suite 600 Washington, DC 20005	Media	Common Equity/ Partnership Interests	4%

Garden Fresh Restaurant Corp. 15822 Bernardo Center Drive Suite A San Diego, CA 92127-2320	Retail	Bank Debt/ Senior Secured Loans	—

Garden Fresh Restaurant Holding, LLC 15822 Bernardo Center Drive Suite A San Diego, CA 92127-2320	Retail	Common Equity/ Partnership Interests	8	%(4)

Generac Acquisition Corp. (Generac Power Systems, Inc.) Hwy 59 & Hillside Road P.O. Box 8 Waukesha, WI 53187	Durable Consumer Products	Bank Debt/ Senior Secured Loans	—

General Nutrition Centers, Inc. 300 Sixth Avenue Pittsburgh, PA 152222	Retail	Subordinated Debt/ Corporate Notes	—

Gray Energy Services LLC (Gray Wireline Service, Inc.) 1400 Everman Parkway Suite 149 Fort Worth, TX 76140	Oil & Gas	Common Equity/ Partnership Interests,	2%

Gray Wireline Service, Inc. 1400 Everman Parkway Suite 149 Fort Worth, TX 76140	Oil & Gas	Bank Debt/ Senior Secured Loans	—

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held(1)
Gryphon Colleges Corporation (Delta Educational Systems, Inc.)	Education	Series B Preferred Equity, Common Equity/	7 4	% %
144 Business Park Drive Suite 201		Partnership Interests Series A Preferred Warrants,	51 51	%(2) %(2)
Virginia Beach, VA 23462		Series B Preferred Warrants, Common Stock Warrants	51	%(2)

GS Prysimian Co-Invest L.P. (Prysimian Cables & Systems) 700 Industrial Drive Lexington, SC 29072	Industrial	Common Equity/ Partnership Interests	—	(3)

Infor-Lux Bond Company (Infor Global) 13560 Morris Road Suite 4100 Alpharetta, GA 30004	Business Services	Subordinated Debt/ Corporate Notes	—

Infor Enterprise Solutions Holdings, Inc. (Infor Global) 13560 Morris Road Suite 4100 Alpharetta, GA 30004	Business Services	Bank Debt/ Senior secured Loans	—

Infor Global Solutions European Finance S.a.r.l. (Infor Global) 13560 Morris Road Suite 4100 Alpharetta, GA 30004	Business Services	Bank Debt/ Senior secured Loans	—

Language Line Holdings, Inc. 1 Lower Ragsdale Drive, Bldg. 2 Monterey, CA 93940	Business Services	Subordinated Debt/ Corporate Notes	—

Language Line Inc. 1 Lower Ragsdale Drive, Bldg. 2 Monterey, CA 93940	Business Services	Subordinated Debt/ Corporate Notes	—

Latham International, Inc. 787 Watervliet-Shaker Road Latham, NY 12110	Leisure Equipment	Common Equity/ Partnership Interests	5%

Latham Manufacturing Corp. 787 Watervliet-Shaker Road Latham, NY 12110	Leisure Equipment	Subordinated Debt/ Corporate Notes	—

Lexicon Marketing (USA), Inc. 640 South San Vicente Blvd Los Angeles, CA 90048	Direct Marketing	Subordinated Debt/ Corporate Notes	—

LM Acquisition Ltd. (Lexicon Marketing Inc.) 640 South San Vicente Blvd Los Angeles, CA 90048	Direct Marketing	Common Equity/ Partnership Interests	12	%(2)

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held(1)
LVI Acquisition Corp. (LVI Services, Inc.) 80 Broad Street 3rd Floor New York, NY 10004	Environmental	Preferred Equity Common Equity/ Partnership Interests	3 3	% %

LVI Services, Inc 80 Broad Street 3rd Floor New York, NY 10004	Environmental	Subordinated Debt/ Corporate Notes	—

MEG Energy Corp. 910, 734-7 Avenue SW Calgary, Alberta T2P 3P8	Oil & Gas	Common Equity/ Partnership Interests	1%

MW Industries, Inc. 500E Ottawa Street P.O. Box 7008 Logansport, IN 46947	Manufacturing	Subordinated Debt/ Corporate Notes	—

N.E.W. Customer Service Companies Inc. 22660 Executive Drive Suite 122 Sterling, VA 20166	Consumer Services	Bank Debt/ Senior Secured Loans	—

Nielsen Finance LLC 770 Broadway New York, NY 10003	Market Research	Subordinated Debt/ Corporate Notes	—

Oceania Cruises, Inc. 8300 N.W. 33rd Street, Suite 308 Miami, FL 33122	Hotels, Motels, Inns & Gaming	Bank Debt/ Senior secured Loans	—

OTC Investors Corporation (Oriental Trading Company, Inc.) 4206 So. 108th Street Omaha, NE 68137	Direct Marketing	Subordinated Debt/ Corporate Notes	—

PBM Holdings, Inc. (PBM Products, LLC) 204 North Main Street Gordonsville, VA 22942	Beverage, Food, & Tobacco	Subordinated Debt/ Corporate Notes	—

Playpower Holdings Inc. 13523 Barrett Parkway Drive Suite 104 Ballwin, MO 63021	Leisure Equipment	Subordinated Debt/ Corporate Notes	—

Plinius Investments II B.V. Fred Roeskestraat 123 1076 EE Amsterdam The Netherlands	Cable TV	Subordinated Debt/ Corporate Notes	—

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held(1)
Prism Business Media Holdings LLC 249 West 17th Street New York, NY 10011	Media	Common Equity/ Partnership Interests	6	% (4)

Pro Mach Co-Investment, LLC. 1000 Abernathy Road Suite 1110 Atlanta, GA 30328-5606	Machinery	Common Equity/ Partnership Interests	2%

Pro Mach Merger Sub, Inc. 1000 Abernathy Road Suite 1110 Atlanta, GA 30328-5606	Machinery	Subordinated Debt/ Corporate Notes	—

QHB Holdings LLC (Quality Home Brands) 125 Rose Feiss Boulevard Bronx, NY 10454	Consumer Products	Subordinated Debt/ Corporate Notes	—

Quality Home Brands Holdings LLC 125 Rose Feiss Boulevard Bronx, NY 10454	Consumer Products	Bank Debt/ Senior Secured Loans	—

Safety Products Holdings LLC 2211 York Road Suite 215 Oak Brook, IL 60523	Manufacturing	Subordinated Debt/ Corporate Notes	—

SCI Holdings, Inc. (Sorenson Communications Inc.) 4393 South Riverboat Road Suite 300 Salt Lake City, UT 84123	Consumer Services	Subordinated Debt/ Corporate Notes	—

Serpering Investments, B.V. Fred Roeskestraat 123 1076 EE Amsterdam The Netherlands	Cable TV	Subordinated Debt/ Corporate Notes	—

Sheridan Healthcare, Inc. 1613 N. Harrison Parkway Building C Suite 200 Sunrise, FL 33323	Healthcare	Bank Debt/ Senior secured Loans	—

Sigmakalon Holdco B.V. 10 rue Henri Sainte Claire Deville 92565 Rueil Malmaison	Chemicals	Subordinated Debt/ Corporate Notes	—

Sorenson Communications Holdings, LLC 4393 South Riverboat Road Suite 300 Salt Lake City, UT 84123	Consumer Services	Common Equity/ Partnership Interests	0.5%

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held(1)
Sorenson Communications, Inc. 4393 South Riverboat Road Suite 300 Salt Lake City, UT 84123	Consumer Services	Bank Debt/ Senior Secured Loans	—

Summit Business Media Intermediate Holding Company, Inc. 375 Park Avenue Suite 1909 New York, NY 10152	Media	Bank Debt/ Senior secured Loans	—

TP Financing 2, Ltd. (Travelex Global, Ltd.) 65 Kingsway London WC2b 6TD	Financial Services	Subordinated Debt/ Corporate Notes	—

Varel Distribution Canada 434 Patton Place Suite 106 Carrollton, TX 75007	Oil & Gas	Subordinated Debt/ Corporate Notes	—

Varel Holdings, Inc.	Oil & Gas	Subordinated Debt/
1434 Patton Place		Corporate Notes/
Suite 106		Warrants	64	%(2)
Carrollton, TX 75007

Varel International Ind., LP 1434 Patton Place Suite 106 Carrollton, TX 75007	Oil & Gas	Subordinated Debt/ Corporate Notes	—

WDAC Intermediate Corp. Gouden Gids Hoekenrode 1 1102 BR Amsterdam Netherlands	Publishing	Subordinated Debt/ Corporate Notes	—

(1)	Percentage of class held refers only to preferred equity, common equity and warrants held.

(2)	Non-voting shares.

(3)	The Company is the sole Limited Partner in GS Prysmian Co-Invest L.P., which is the beneficiary of 8.9% of the equity ownership in Prysmian Cables & Systems.

(4)	Irrevocable proxy has been signed, waiving our right to vote our shares.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations if they are deemed to represent fair value. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. As a general rule, we do not value our private unquoted loans or debt securities above cost, but loans and debt securities are subject to fair value write-downs when the asset is considered impaired. With respect to private equity securities, each investment is valued considering comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public among other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our private equity valuation. Because we believe that there is not a readily available market value for a significant portion of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by or under the direction of our board of directors pursuant to a valuation policy and a consistently applied valuation process utilizing the input of our investment adviser, independent valuation firms and the audit committee. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, or when such market quotations are not deemed to represent fair value our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	Preliminary valuation conclusions are then documented and discussed with our senior management;

•	Independent valuation firms engaged by our board of directors conduct independent appraisals and review management’s preliminary valuations and their own independent assessments;

•

The audit committee of our board of directors reviews the preliminary valuation of our investment adviser and that of the independent valuation firms and responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

•

The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying American Stock Transfer and Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Select Market on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 10¢ per share brokerage commissions from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, NY, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at 1-888-777-0324.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10007 or by telephone at (718) 921-8200.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (generally property held for investment). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

•	a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income (determined without regard to the dividends paid deduction),” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we qualify as a RIC and satisfy the Annual Distribution Requirement then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders with respect to that year. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income taxes (such as retained net capital gains).

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify and have in effect an election to be treated as a BDC under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”), and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior securities.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be taxed as a RIC” above.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions and (ix) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum federal income tax rate of 15% for taxable years beginning before 2011. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 15% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any net capital gain at least annually, we may in the future decide to retain some or all of our net capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholders will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual and other non-corporate U.S. taxable stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently applicable to individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses against ordinary income for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the 15% maximum rate applicable to qualifying dividends.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders, subject to the discussion below, will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders, and we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. However, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain “interest-related dividends” and “short-term capital gain dividends” paid by us to Non-U.S. stockholders would be eligible for an exemption from the 30% federal withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by us that would not be subject to such tax if earned by Non-U.S. stockholders directly. Short-term capital gain dividends generally are dividends derived from the excess of our net short-term capital gains over net long-term capital losses. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain Non-U.S. stockholders.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to federal income tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the 15% maximum rate for taxable years beginning before 2011 to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the fund fails to qualify as a RIC for a period of greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a RIC in a subsequent year.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

At March 31, 2007 our authorized capital stock consists of 400,000,000 shares of stock, par value $0.001 per share, all of which is initially designated as common stock. Our common stock is quoted on The Nasdaq Global Select Market under the ticker symbol “AINV”. There are no outstanding options or warrants to purchase our stock, and no stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. The last reported closing market price of our common stock on August 23, 2007 was $21.90 per share. As of August 23, 2007, we had 86 stockholders of record.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

The following table sets forth information of our capital stock as of March 31, 2007:

Title of Class of Securities	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount held by Registrant or for its Account
Common stock, par value $0.001 per share	400,000,000	None	103,507,766 shares

Common stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Apollo Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after such issuance and after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes have one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting, unless the charter provides for stockholder action by less than unanimous written consent (which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors. The holders of any preferred stock outstanding would have a separate class vote on any conversion to an open-end company.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.

If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution.

For any series of preferred stock that we may issue, our board of directors or a committee thereof will determine and the Articles Supplementary and prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate, whether fixed or variable, and time at which any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends thereon will be cumulative.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	the number of shares of common stock issuable upon exercise of such warrants;

•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the number of such warrants issued with each share of common stock;

•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Apollo Investment and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture”. An indenture is a contract between us and JPMorgan Chase Bank, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs”. Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name”. Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders. Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not- do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

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An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

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An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

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An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

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The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

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An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

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DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

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Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security Will Be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “Holders of Registered Debt Securities” above.

The special situations for termination of a global security are as follows:

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if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we do not appoint another institution to act as depositary within 60 days,

•	if we notify the trustee that we wish to terminate that global security, or

•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Events of Default”.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date”. Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest”.

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Special Considerations for Global Securities”.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date.

•	We do not pay interest on a debt security of the series within 30 days of its due date.

•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date.

•

We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). (Section 315 of the Trust Indenture Act of 1939) If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.

•

The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

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The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

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Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture (see “Indenture Provisions—Limitation on Liens” below) without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•

If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval”.

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

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For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how- approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions—Subordination” below. In order to achieve covenant defeasance, we must do the following:

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If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

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We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

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If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

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We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an Internal Revenue Service ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

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We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination”.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Limitation on Liens

If we issue indenture securities that are denominated as senior debt securities, we covenant in the indenture that neither we nor any of our subsidiaries, if any, will pledge or subject to any lien any of our or their property or assets unless those senior debt securities issued under the indenture are secured by this pledge or lien equally and ratably with other indebtedness thereby secured. There are excluded from this covenant liens created to secure obligations for the purchase price of physical property, liens of a subsidiary securing indebtedness owed to us, liens existing on property acquired upon exercise of rights arising out of defaults on receivables acquired in the ordinary course of business, sales of receivables accounted for as secured indebtedness in accordance with generally accepted accounting principles, certain liens not related to the borrowing of money and other liens not securing borrowed money aggregating less than $500,000.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness, but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

JPMorgan Chase Bank will serve as the trustee under the indenture. JPMorgan Chase Bank is one of a number of banks with which we maintain ordinary banking relationships and from which we have obtained a senior secured credit facility and lines of credit.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

REGULATION

We have elected to be treated as a BDC under the 1940 Act and have elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities voting as a class.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our policies are fundamental and all may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. The SEC has not adopted any such rules. An eligible portfolio company is defined in Section 3(c) of the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

•	does not have any class of securities listed on a national securities exchange;

•	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The SEC has proposed a regulation under the 1940 Act to expand the definition of eligible portfolio company in a manner that would promote the flow of capital to small, developing and financially troubled companies. This regulation would define eligible portfolio company with reference to whether a company has any class of securities listed on an exchange. We continue to monitor this issue closely and intend to adjust our investment focus as needed to comply with and/or take advantage of this rule if it is adopted or of any other future administrative position, judicial decision or legislative action.

Managerial Assistance to Portfolio Companies

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks relating to our business and structure—Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.”

Code of Ethics

We and AIM have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”

Proxy Voting Policies and Procedures

SEC registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. When Apollo Investment does have voting rights, it will delegate the exercise of such rights to AIM. AIM’s proxy voting policies and procedures are summarized below:

In determining how to vote, officers of our investment adviser will consult with each other and other investment professionals of Apollo, taking into account the interests of Apollo Investment and its investors as well as any potential conflicts of interest. Our investment adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of Apollo Investment or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

An officer of AIM will keep a written record of how all such proxies are voted. Our investment adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

Our investment adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize shareholder value or the best interests of Apollo Investment. In reviewing proxy issues, our investment adviser generally will use the following guidelines:

Elections of Directors: In general, our investment adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. We may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board of directors, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: We believe that a portfolio company remains in the best position to choose its independent auditors and our investment adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in a portfolio company’s charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

Proposals Affecting Shareholder Rights: We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of our investment in the portfolio company.

Corporate Governance: We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

Anti-Takeover Measures: Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits: Our investment adviser will generally vote with management on stock split matters.

Limited Liability of Directors: Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to Apollo Investment or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and AIM have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and intend to review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer to be responsible for administering our compliance policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and The Nasdaq Global Select Market Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The Nasdaq Global Select Market has adopted or is in the process of adopting corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT, REGISTRAR AND TRUSTEE

Our securities are held under a custody agreement by JPMorgan Chase Bank, a global financial services firm. The address of the custodian is: 270 Park Avenue, New York, NY 10017. American Stock Transfer and Trust Company will act as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is: 59 Maiden Lane, New York, NY 10007, telephone number: (718) 921-8200. JPMorgan Chase Bank will also act as the trustee. The principal business address of JPMorgan Chase Bank is: 270 Park Avenue, New York, NY 10017.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. From the commencement of our operations through March 31, 2007, we have not paid any brokerage commissions. Subject to policies established by our board of directors, our investment adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for Apollo Investment, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally seeks reasonably competitive trade execution costs, Apollo Investment will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Apollo Investment and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.

The maximum commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence. In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act of 1933 or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Apollo Investment by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY and Venable LLP, Baltimore, MD.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at PWC Center, 300 Madison Avenue, New York, New York 10017, is the independent registered public accountants of Apollo Investment.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. In addition, information specifically regarding how we voted proxies relating to portfolio securities for the year ended March 31, 2007 is available without charge, upon request, by calling 212-515-3450. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

*	Commencement of operations

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of March 31, 2007. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that (i) pertain to assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Management performed an assessment of the effectiveness of the Company’s internal control over financial reporting as of March 31, 2007 based upon criteria in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment, management determined that the Company’s internal control over financial reporting was effective as of March 31, 2007 based on the criteria on Internal Control — Integrated Framework issued by COSO.

Our management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of March 31, 2007 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which appears herein.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

Apollo Investment Corporation:

We have completed integrated audits of Apollo Investment Corporation’s March 31, 2007 and March 31, 2006 financial statements and of its internal control over financial reporting as of March 31, 2007, and an audit of its March 31, 2005 financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our opinions, based on our audits, are presented below.

Financial statements

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in net assets and cash flows present fairly, in all material respects, the financial position of Apollo Investment Corporation (the “Company”) at March 31, 2007 and March 31, 2006, and the results of its operations, changes in net assets and cash flows for the years ended March 31, 2007 and March 31, 2006 and for the period from April 8, 2004 (inception) through March 31, 2005 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit of financial statements includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Internal control over financial reporting

Also, in our opinion, management’s assessment, included in the accompanying Management’s Report on Internal Control Over Financial Reporting appearing under Item 9A, that the Company maintained effective internal control over financial reporting as of March 31, 2007 based on criteria established in Internal Control —Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), is fairly stated, in all material respects, based on those criteria. Furthermore, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of March 31, 2007, based on criteria established in Internal Control — Integrated Framework issued by the COSO. The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express opinions on management’s assessment and on the effectiveness of the Company’s internal control over financial reporting based on our audit. We conducted our audit of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. An audit of internal control over financial reporting includes obtaining an understanding of internal control over financial reporting, evaluating management’s assessment, testing and evaluating the design and operating effectiveness of internal control, and performing such other procedures as we consider necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

PricewaterhouseCoopers LLP

New York, New York

May 29, 2007

APOLLO INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except per share amounts)

	March 31, 2007	March 31, 2006
Assets
Investments, at value (cost—$2,244,400 and $1,520,025, respectively) (1)	$2,348,981	$1,556,698
Cash equivalents, at value (cost—$1,089,792 and $898,374, respectively)	1,089,792	898,374
Cash	7,326	5,506
Foreign currency (cost—$832 and $1,078, respectively)	834	1,079
Interest receivable	35,217	24,827
Receivable for investments sold	28,248	17,261
Receivable for commitment fee	—	812
Dividends receivable	6,987	173
Prepaid expenses and other assets	5,833	6,344

Total assets	$3,523,218	$2,511,074

Liabilities
Payable for investments and cash equivalents purchased	$1,134,561	$940,874
Credit facility payable (see note 7)	492,312	323,852
Management and performance-based incentive fees payable (see note 3)	43,579	12,850
Interest payable	1,848	1,300
Accrued administrative expenses	200	453
Unrealized depreciation on forward foreign currency contract	—	363
Other accrued expenses	970	1,527

Total liabilities	$1,673,470	$1,281,219

Net Assets
Common stock, par value $.001 per share, 400,000 and 400,000 common shares authorized, respectively, and 103,508 and 81,192 issued and outstanding, respectively	$104	$81
Paid-in capital in excess of par	1,673,191	1,198,137
Distributions in excess of net investment income (see note 2g)	(16,283)	(7,653)
Accumulated net realized gain (see note 2g)	100,494	1,014
Net unrealized appreciation	92,242	38,276

Total Net Assets	$1,849,748	$1,229,855

Total liabilities and net assets	$3,523,218	$2,511,074

Net Asset Value Per Share	$17.87	$15.15

(1)	None of our portfolio companies are controlled by or affiliated to the Company as defined by the Investment Company Act of 1940.

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Year Ended March 31, 2007	Year Ended March 31, 2006	April 8, 2004* through March 31, 2005
INVESTMENT INCOME:
Interest	$245,348	$139,376	$47,833
Dividends	18,021	3,656	—
Other Income	2,732	9,795	—

Total Investment Income	266,101	152,827	47,833

EXPENSES:
Management fees	$40,569	$23,408	$17,315
Performance-based incentive fees (see note 3)	57,912 **	22,285	—
Interest and other credit facility expenses	34,375	12,950	—
Administrative services expense	2,437	1,470	988
Insurance expense	819	844	1,559
Other general and administrative expenses	3,700	2,777	2,518

Total expenses	139,812	63,734	22,380
Expense offset arrangement (see note 8)	(128)	(50)	—

Net expenses	139,684	63,684	22,380

Net investment income before excise taxes	126,417	63,684	22,380
Excise tax expense	(1,099)	—	—

Net investment income	$125,318	$89,143	$25,453

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CASH EQUIVALENTS AND FOREIGN CURRENCIES:
Net realized gain (loss):
Investments and cash equivalents	149,653 **	7,146	(145)
Foreign currencies	(16,771)	4,019	640

Net realized gain	132,882	11,165	495

Net change in unrealized gain (loss):
Investments and cash equivalents	67,908	19,428	17,245
Foreign currencies	(13,942)	651	952

Net change in unrealized gain	53,966	20,079	18,197

Net realized and unrealized gain from investments, cash equivalents and foreign currencies	186,848	31,244	18,692

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$312,166	$120,387	$44,145

EARNINGS PER COMMON SHARE (see note 5)	$3.64	$1.90	$0.71

*	Commencement of operations

**	See note 14

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

(in thousands, except shares)

	Year Ended March 31, 2007	Year Ended March 31, 2006	April 8, 2004* through March 31, 2005
Increase in net assets from operations:
Net investment income	$125,318	$89,143	$25,453
Net realized gains	132,882	11,165	495
Net change in unrealized gain	53,966	20,079	18,197

Net increase in net assets resulting from operations	312,166	120,387	44,145

Dividends and distributions to shareholders (see note 13):	(168,449)	(102,735)	(30,160)

Capital share transactions:
Net proceeds from shares sold	443,605	294,056	871,875
Less offering costs	(986)	(396)	(1,722)
Reinvestment of dividends	33,557	25,657	8,747

Net increase in net assets from capital share transactions	476,176	319,317	878,900

Total increase in net assets:	619,893	336,969	892,885
Net assets at beginning of period	1,229,855	892,886	1

Net assets at end of period	$1,849,748	$1,229,855	$892,886

Capital share activity
Shares sold	20,700,000	17,250,000	62,000,100
Shares issued from reinvestment of dividends	1,615,812	1,386,978	554,876

Net increase in capital share activity	22,315,812	18,636,978	62,554,976

*	Commencement of operations

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

STATEMENTS OF CASH FLOWS

(in thousands)

	Year ended March 31, 2007	Year ended March 31, 2006	April 8, 2004* through March 31, 2005
Cash Flows from Operating Activities:
Net Increase in Net Assets Resulting from Operations	$312,166	$120,387	$44,145
Adjustments to reconcile net increase:
Purchase of investment securities	(1,578,614)	(1,140,250)	(892,963)
Proceeds from disposition of investment securities	1,004,012	547,119	71,731
Increase (decrease) from foreign currency transactions	(16,771)	4,469	640
Increase in interest and dividends receivable	(17,141)	(10,151)	(14,831)
Decrease (increase) in prepaid expenses and other assets	1,323	(6,301)	(855)
Increase in management and performance-based incentive fees payable	30,730	8,356	4,492
Increase in interest payable	548	1,300	—
Increase (decrease) in accrued expenses	(810)	866	1,115
Increase in payable for investments and cash equivalents purchased	193,498	6,780	834,741
Increase in receivables for securities sold	(10,987)	(17,261)	—
Net change in unrealized appreciation on investments, cash equivalents, foreign currencies and other assets and liabilities	(53,966)	(20,079)	(18,197)
Net realized gain on investments and cash equivalents	(132,882)	(11,165)	(495)

Net Cash (Used) Provided by Operating Activities	$(268,894)	$(515,930)	$29,523

Cash Flows from Financing Activities:
Net proceeds from the issuance of common stock	$443,605	$294,056	$871,875
Offering costs from the issuance of common stock	(986)	(154)	(1,722)
Dividends paid in cash	(134,892)	(77,078)	(21,413)
Borrowings under credit facility	2,179,863	847,379	—
Repayments under credit facility	(2,025,705)	(521,578)	—

Net Cash Provided by Financing Activities	$461,885	$542,625	$848,740

NET INCREASE IN CASH AND CASH EQUIVALENTS	$192,991	$26,695	$878,263
Effect of exchange rates on cash balances	2	—	—
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	$904,959	878,264	1

CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,097,952	$904,959	$878,264

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash interest paid during the period	$31,252	$9,777	—

Non-cash financing activities consist of the reinvestment of dividends totaling $33,557, $25,657 and $8,747, respectively (in thousands).

*	Commencement of operations

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS

March 31, 2007

(in thousands, except shares/warrants)

Portfolio Company (1)	Industry	Par Amount*	Cost	Fair Value (2)
Subordinated Debt/Corporate Notes — 77.5%
Advantage Sales & Marketing, Inc., 12.00%, 3/29/14	Grocery	$30,618	$30,066	$30,618
ALM Media Holdings, Inc., 13.00%, 3/15/13 ♦	Publishing	20,018	19,885	20,018
ALM Media Group Holdings, Inc., 13.00%, 3/2/15 ♦	Publishing	63,000	63,000	63,000
AMH Holdings II, Inc. (Associated Materials), 13.625%, 12/1/14 ♦	Building Products	48,539	47,656	48,539
API Heat Transfer, Inc., 13.75%, 12/31/12	Manufacturing	26,835	26,430	26,835
Applied Systems, Inc., 13.50%, 6/19/14	Business Services	22,000	21,894	22,220
Arbonne Intermediate Holdco Inc. (Natural Products Group LLC), 13.50%, 6/19/14	Direct Marketing	58,812	58,621	58,812
Associated Materials, Inc., 0% / 11.25%, 3/1/14	Building Products	43,415	27,318	30,825
Audatex Holdings III, B.V., E+900, 10/13/14	Business Services	€16,408	20,244	22,497
BNY ConvergEx Group, LLC, 14.00%, 10/2/14	Business Services	$15,000	15,000	15,000
Brenntag Holding GmbH & Co. KG, E+900, 1/25/16	Chemicals	€15,616	18,546	21,398
Collect America, Ltd., 13.50%, 8/5/12 ♦	Consumer Finance	$36,320	35,709	36,320
Delta Educational Systems, Inc., 14.00%, 5/12/13	Education	18,573	17,931	18,573
DSI Renal Inc., 14.00%, 4/7/14	Healthcare	10,198	10,198	10,198
Dura-Line Merger Sub, Inc., 13.25%, 9/22/14	Telecommunications	39,814	39,019	39,814
Eurofresh, Inc., 0% / 14.50%, 1/15/14 ♦	Agriculture	26,504	18,337	16,366
Eurofresh, Inc., 11.50%, 1/15/13 ♦	Agriculture	50,000	50,000	49,750
European Directories (DH5) B.V., 15.735%, 7/1/16	Publishing	€2,176	2,641	2,969
European Directories (DH7) B.V., E+950, 7/1/15	Publishing	€15,126	18,503	20,638
FleetPride Corporation, 11.50%, 10/1/14 ♦	Transportation	$47,500	47,500	48,213
FPC Holdings, Inc. (FleetPride Corporation), 0% / 14.00%, 6/30/15 ♦	Transportation	37,846	28,212	28,384
General Nutrition Centers, Inc., L+450, 3/15/14 ♦	Retail	15,000	14,719	14,709
Infor Lux Bond Company (Infor Global), L+800, 9/2/14	Business Services	7,539	7,539	7,628
Language Line Holdings, Inc., 0% / 14.125%, 6/15/13	Business Services	27,678	21,244	23,388
Language Line Inc., 11.125%, 6/15/12	Business Services	27,081	26,818	28,909
Latham Manufacturing Corp., 14.00%, 12/30/12	Leisure Equipment	34,124	33,570	34,124
Lexicon Marketing (USA), Inc., 13.25%, 5/11/13	Direct Marketing	28,393	28,393	28,393

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2007

(in thousands, except shares/warrants)

Portfolio Company (1)	Industry	Par Amount*		Cost	Fair Value (2)
Subordinated Debt/Corporate Notes — (continued)
LVI Services, Inc., 15.25%, 11/16/12	Environmental		$43,082	$43,082	43,082
MW Industries, Inc., 13.00%, 5/1/14	Manufacturing		60,000	58,840	60,000
Nielsen Finance LLC, 0% / 12.50%, 8/1/16 ♦	Market Research		61,000	34,678	42,776
OTC Investors Corporation (Oriental Trading Company), 13.50%, 1/31/15	Direct Marketing		21,380	21,380	21,380
PBM Holdings, Inc., 13.50%, 9/29/13	Beverage, Food & Tobacco		17,723	17,723	17,723
Playpower Holdings Inc., 15.50%, 12/31/12 ♦	Leisure Equipment		62,100	62,100	62,100
Plinius Investments II B.V. (Casema), E+925, 9/13/16	Cable TV		€16,879	21,880	23,006
Pro Mach Merger Sub, Inc., 12.50%, 6/15/12	Machinery		14,471	14,251	14,471
QHB Holdings LLC (Quality Home Brands), 13.50%, 12/20/13	Consumer Products		38,819	37,835	38,819
RSA Holdings Corp. of Delaware (American Safety Razor), 13.50%, 7/31/15	Consumer Products		38,286	38,286	38,286
Safety Products Holdings LLC, 11.75%, 1/1/12	Manufacturing		30,370	29,927	32,514
SCI Holdings, Inc. (Sorenson Communications), L+900, 8/18/14	Consumer Services		18,572	18,161	18,804
Serpering Investments B.V. (Casema), E+925, 9/13/16	Cable TV		€15,639	19,629	21,427
Sigmakalon Holdco B.V., E+1000, 12/31/15	Chemicals		€50,321	61,402	69,330
TP Financing 2, Ltd. (Travelex), GBP L+725, 4/1/15	Financial Services		£9,250	17,837	18,222
Varel Distribution Canada, Inc., 11.50%, 3/2/12	Oil & Gas	CAD$	22,299	18,845	19,329
Varel Holdings, Inc., 14.00%, 4/30/12	Oil & Gas		$19,197	17,524	19,197
Varel International Ind., L.P., 11.50%, 10/31/11	Oil & Gas		47,000	46,126	47,000
WDAC Intermediate Corp., 13.75%, 6/1/15	Publishing		€42,962	56,824	57,999

Total Subordinated Debt/Corporate Notes				$1,385,323	$1,433,603

		Shares
Preferred Equity — 5.3%
DSI Holding Company, Inc. (DSI Renal Inc.), 15.00%, 10/7/14	Healthcare		32,500	$31,781	$32,500
Exco Resources, Inc., 7.00%/9.00% (Convertible)	Oil & Gas		975	9,750	9,750

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2007

(in thousands, except shares/warrants)

Portfolio Company (1)	Industry	Shares	Cost	Fair Value (2)
Preferred Equity — (continued)
Exco Resources, Inc., 11.00%, 4/15/11	Oil & Gas	4,025	$40,250	$40,250
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 13.50%, 5/12/14	Education	12,360	10,995	12,360
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 12.50% (Convertible)	Education	3,325	3,325	3,325
LVI Acquisition Corp. (LVI Services, Inc.), 14.00%	Environmental	1,875	1,875	112

Total Preferred Equity			$97,976	$98,297

Common Equity/Partnership Interests — 10.3%
A-D Conduit Holdings, LLC (Duraline)	Telecommunications	2,778	2,778	2,778
CA Holding, Inc. (Collect America, Ltd.)	Consumer Finance	25,000	2,500	3,306
DTPI Holdings, Inc. (American Asphalt & Grading)**	Infrastructure	200,000	2,000	—
FSC Holdings Inc. (Hanley Wood LLC)**	Media	10,000	10,000	14,868
Garden Fresh Restaurant Holding, LLC**	Retail	50,000	5,000	7,654
Gray Energy Services, LLC Class H (Gray Wireline)	Oil & Gas	1,081	2,000	2,000
Gryphon Colleges Corporation (Delta Educational Systems, Inc.)	Education	175	175	33
GS Prysmian Co-Invest L.P. (Prysmian Cables & Systems) (3,4)	Industrial		20,434	66,312
Latham International, Inc. (fka Latham Acquisition Corp.)**	Leisure Equipment	33,091	3,309	4,479
LM Acquisition Ltd. (Lexicon Marketing Inc.)	Direct Marketing	10,000	10,000	17,874
LVI Acquisition Corp. (LVI Services, Inc.)**	Environmental	6,250	625	—
MEG Energy Corp. (5)**	Oil & Gas	1,718,388	44,718	49,899
Prism Business Media Holdings, LLC	Media	68	15,050	15,050
Pro Mach Co-Investment, LLC**	Machinery	150,000	1,500	2,751
Sorenson Communications Holdings, LLC Class A	Consumer Services	454,828	45	2,764

Total Common Equity and Partnership Interests			$120,134	$189,768

		Warrants
Warrants — 0.6%
DSI Holdings Company, Inc. (DSI Renal Inc.), Common	Healthcare	5,011,327	—	2,235
Fidji Luxco (BC) S.C.A., Common (FCI)	Electronics	48,769	491	4,193
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Common	Education	98	98	18
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class A-1 Preferred	Education	459	459	513

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2007

(in thousands, except shares/warrants)

Portfolio Company (1)	Industry	Warrants	Cost	Fair Value (2)
Warrants — (continued)
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class B-1 Preferred	Education	1,043	$1,043	$1,163
Varel Holdings, Inc.	Oil & Gas	40,060	1,423	3,294

Total Warrants			$3,514	$11,416

		Par Amount*
Bank Debt/Senior Secured Loans (6) — 33.3%
1st Lien Bank Debt/Senior Secured Loans — 2.2%
Gray Wireline Service, Inc., 2/28/13	Oil & Gas	$40,000	39,631	40,000

2nd Lien Bank Debt/Senior Secured Loans — 31.1%
American Asphalt & Grading Co., 7/10/09	Infrastructure	27,499	27,499	16,499
BNY Convergex Group, LLC, 4/2/14	Business Services	50,000	49,761	50,625
C.H.I. Overhead Doors, Inc., 10/22/11	Building Products	15,000	15,029	15,075
Clean Earth, Inc., 10/14/11	Environmental	25,000	24,974	25,297
Cygnus Business Media, Inc., 1/13/10	Media	10,000	9,945	9,950
Diam International, 7/1/12***	Consumer Products	20,231	20,203	1,011
Diam International, Jr. Revolving Credit, 6/30/11***	Consumer Products	1,308	1,308	360
Dr. Leonard’s Healthcare Corp., 7/31/12	Direct Marketing	22,000	22,000	21,890
DX III Holdings Corp. (Deluxe Entertainment Services Group Inc.), 7/28/11	Broadcasting & Entertainment	55,000	54,134	58,025
Garden Fresh Restaurant Corp., 12/22/11	Retail	26,000	25,787	26,000
Generac Acquisition Corp., 5/10/14	Durable Consumer Products	10,000	10,123	10,000
Gray Wireline Service, Inc., 2/28/13	Oil & Gas	70,000	69,354	70,000
Infor Enterprise Solutions Holdings, Inc., 3/2/14	Business Services	10,000	10,000	10,212
Infor Global Solutions European Finance S.á.R.L., 3/2/14	Business Services	€6,210	8,263	8,432
N.E.W. Customer Service Companies, 2/8/14	Consumer Services	70,000	70,000	71,138
Oceania Cruises, Inc., 11/13/13	Hotels, Motels, Inns & Gaming	20,000	20,000	20,262
Quality Home Brands Holdings LLC, 6/20/13	Consumer Products	40,000	39,442	40,000
Sheridan Healthcare, Inc., 11/9/12	Healthcare	30,000	30,000	30,319
Sorenson Communications, Inc., 2/18/14	Consumer Services	75,000	75,000	75,633
Summit Business Media Intermediate Holding Company, Inc., 11/4/13	Media	15,000	15,000	15,169

Total 2nd Lien Bank Debt/Senior Secured Loans			$597,822	$575,897

Total Bank Debt/Senior Secured Loans			$637,453	$615,897

Total Investments			$2,244,400	$2,348,981

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2007

(in thousands, except shares/warrants)

	Industry	Par Amount*	Cost	Fair Value (2)
Cash Equivalents — 58.9%
U.S. Treasury Bill, 5.05%, 5/3/07	Government	$400,000	$398,287	$398,287
U.S. Treasury Bill, 4.905%, 6/28/07	Government	475,000	469,375	469,375
U.S. Treasury Bill, 4.905%, 7/5/07	Government	225,000	222,130	222,130

Total Cash Equivalents			$1,089,792	$1,089,792

Total Investments & Cash Equivalents —185.9% (7)			$3,334,192	$3,438,773
Liabilities in excess of other assets — (85.9%)				(1,589,025)

Net Assets — 100.0%				$1,849,748

(1)	None of our portfolio companies is controlled or affiliated as defined by the Investment Company Act of 1940.

(2)	Fair value is determined by or under the direction of the Board of Directors of the Company (see Note 2).

(3)	Denominated in Euro (€).

(4)	The Company is the sole Limited Partner in GS Prysmian Co-Invest L.P.

(5)	Denominated in Canadian dollars.

(6)	Represent floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the LIBOR (London Inter-bank Offered Rate), EURIBOR (Euro Inter-bank Offered Rate), GBP LIBOR (London Inter-bank Offered Rate for British Pounds), or the prime rate. At March 31, 2007, the range of interest rates on floating rate bank debt was 8.61% - 14.10%.

(7)	Aggregate gross unrealized appreciation for federal income tax purposes is $130,991; aggregate gross unrealized depreciation for federal income tax purposes is $38,383. Net unrealized appreciation is $92,608 based on a tax cost of $3,346,165.

♦	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

*	Denominated in USD unless otherwise noted.

**	Non-income producing security

***	Non-accrual status

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

Industry Classification	Percentage at March 31, 2007
Oil & Gas	12.8%
Business Services	8.0%
Consumer Services	7.2%
Publishing	7.0%
Direct Marketing	6.3%
Manufacturing	5.1%
Consumer Products	5.0%
Leisure Equipment	4.3%
Building Products	4.0%
Chemicals	3.9%
Transportation	3.3%
Healthcare	3.2%
Environmental	2.9%
Industrial	2.8%
Agriculture	2.8%
Broadcasting & Entertainment	2.5%
Media	2.3%
Retail	2.1%
Cable TV	1.9%
Market Research	1.8%
Telecommunications	1.8%
Consumer Finance	1.7%
Education	1.5%
Grocery	1.3%
Hotels, Motels, Inns and Gaming	0.9%
Financial Services	0.8%
Beverage, Food, & Tobacco	0.8%
Machinery	0.7%
Infrastructure	0.7%
Durable Consumer Products	0.4%
Electronics	0.2%

Total Investments	100.0%

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS

March 31, 2006

(in thousands, except shares/warrants)

Portfolio Company (1)	Industry	Par Amount*	Cost	Fair Value (2)
Subordinated Debt/Corporate Notes — 76.2%
Advantage Sales & Marketing, Inc., 12.00%, 3/29/14	Grocery	$30,000	$29,400	$30,000
ALM Media Holdings, Inc., 13.00%, 3/15/13 ♦	Publishing	17,649	17,502	17,649
AMH Holdings II, Inc., 13.625%, 12/1/14 ♦	Building Products	46,826	45,882	45,655
Anthony, Inc., 13.50%, 9/1/12 ♦	Manufacturing	9,707	9,584	9,707
API Heat Transfer, Inc., 13.75%, 12/31/12	Manufacturing	19,218	18,906	19,218
Associated Materials, Inc., 0% / 11.25%, 3/1/14	Building Products	58,415	31,496	34,027
Brenntag Holding GmbH & Co. KG, E+900, 1/25/16	Chemicals	€15,070	17,850	18,875
Collect America, Ltd., 13.50%, 8/5/12 ♦	Financial Services	36,320	35,636	36,320
Eurofresh, Inc., 0% / 14.50%, 1/15/14 ♦	Agriculture	26,504	15,678	15,020
Eurofresh, Inc., 11.50%, 1/15/13 ♦	Agriculture	50,000	50,000	50,375
European Directories (DH5) B.V., 15.735%, 7/1/16	Publishing	€1,857	2,228	2,315
European Directories (DH7) B.V., E+950, 7/1/15	Publishing	€14,424	17,590	17,979
FCI International S.A.S., E+875, 11/3/15 (3)	Electronics	€22,500	27,206	28,249
Fidji Luxembourg (BC2) S.A.R.L., E+1125, 8/3/16 (4)	Electronics	€17,500	20,999	21,284
Hanley Wood LLC, 12.25%, 8/1/2013 ♦	Media	60,000	59,431	60,000
Language Line Holdings, Inc., 0% / 14.125%, 6/15/13	Business Services	27,678	18,452	14,116
Language Line Inc., 11.125%, 6/15/12	Business Services	27,081	26,776	25,253
Latham Manufacturing Corp., 14.00%, 6/30/11	Leisure Equipment	43,760	42,991	43,760
Lexicon Marketing (USA), Inc., 13.75%, 1/2/12	Direct Marketing	27,647	27,170	27,647
LVI Services, Inc., 13.25%, 11/16/12	Environmental	43,000	42,168	43,000
National Renal Institutes, Inc., 14.00%, 3/31/14	Healthcare	10,000	10,000	10,000
N.E.W. Customer Service Companies Inc., 14.00%, Convertible, 8/17/13	Consumer Services	8,320	8,320	12,316
Playpower Holdings Inc., 15.50%, 11/30/12 ♦	Leisure Equipment	70,560	70,560	70,560
Pro Mach Merger Sub, Inc., 13.75%, 6/15/12	Machinery	19,359	19,021	19,359
Safety Products Holdings LLC, 11.75%, 1/1/12	Manufacturing	27,093	26,588	27,923
SCI Holdings, Inc., 13.00%, 11/15/13	Consumer Services	29,390	29,390	29,390
Sigmakalon Holdco B.V., E+1000, 12/31/15	Chemicals	€47,162	57,296	58,000
Sirona Dental Systems GmbH, E+950, 6/30/15	Healthcare	€22,096	26,479	27,676
Source Media Holdings Inc., 13.00%, 11/30/12 ♦	Publishing	$18,240	17,901	18,240
Travelex Global, GBP L+950, 10/30/15	Financial Services	£13,172	24,223	23,248
Tumi Holdings, Inc., L+1100, 12/31/14	Consumer Products	13,175	13,175	13,439

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2006

(in thousands, except shares/warrants)

Portfolio Company (1)	Industry	Par Amount*	Cost	Fair Value (2)
Subordinated Debt/Corporate Notes — (continued)
T/Y Merger Corp., 14.75%, 2/26/10	Logistics	$18,826	$18,588	$18,826
WDAC Intermediate Corp., 13.75%, 6/1/15	Publishing	€37,613	49,992	47,527

Total Subordinated Debt/Corporate Notes			$928,478	$936,953

		Shares
Preferred Equity — 3.0%
DSI Holdings Company, Inc., 15.00% (5)	Healthcare	32,500	31,687	32,500
LVI Acquisition Corp, 14.00%	Environmental	1,875	1,875	1,875
Sorenson Communications Holdings, LLC Class B, 10.00%	Consumer Services	1,943	1,943	1,943

Total Preferred Equity			$35,505	$36,318

Common Equity/Partnership Interests — 8.8%
CA Holding, Inc.	Financial Services	25,000	2,500	2,969
DTPI Holdings, Inc.	Infrastructure	200,000	2,000	723
FSC Holdings Inc.	Media	10,000	10,000	10,658
Garden Fresh Restaurant Holding, LLC	Retail	50,000	5,000	5,000
GS Prysmian Co-Invest L.P. (6,7)	Industrial		24,928	39,354
Latham Acquisition Corp.**	Leisure Equipment	33,091	3,309	3,518
LM Acquisition Ltd.**	Direct Marketing	10,000	10,000	15,408
LVI Acquisition Corp.	Environmental	6,250	625	812
MEG Energy Corp.	Oil & Gas	836,000	19,676	19,707
N.E.W. Customer Service Companies, Inc.	Consumer Services	1,105,961	3,415	6,620
Pro Mach Co-investment, LLC**	Machinery	150,000	1,500	1,826
Sorenson Communications Holdings, LLC Class A	Consumer Services	570,120	57	852
T/Y Merger Corp.**	Logistics	250,000	2,500	1,398

Total Common Equity and Partnership Interests			$85,510	$108,845

		Par Amount*
Bank Debt/Senior Secured Loans (8) — 38.6%
1st Lien Bank Debt/Senior Secured Loans — 3.0%
Alliance Mortgage Investments, Inc., 6/1/10	Consumer Finance	$36,250	36,252	36,250

2nd Lien Bank Debt/Senior Secured Loans — 35.6%
ALM Media Holdings, Inc., 3/7/11	Publishing	27,750	27,750	27,750
American Asphalt & Grading Co., 7/1/11	Infrastructure	26,500	26,500	26,367
American Safety Razor, 9/21/12	Consumer Products	11,500	11,500	11,586
Anthony International, 9/1/11	Manufacturing	13,000	12,894	13,000
C.H.I. Overhead Doors, Inc., 10/22/11	Building Products	10,000	9,957	10,112
Clean Earth, Inc., 10/14/11	Environmental	25,000	24,970	25,312

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2006

(in thousands, except shares/warrants)

Portfolio Company (1)	Industry	Par Amount*	Cost	Fair Value (2)
Cygnus Business Media, Inc., 1/13/10	Media	$10,000	$9,928	$9,950
Diam International, 7/1/12	Consumer Products	20,000	20,000	17,300
Dr. Leonard’s Healthcare Corp., 7/31/12	Direct Marketing	22,000	22,000	22,055
DX III Holdings Corp., 7/28/11	Broadcasting & Entertainment	55,000	53,936	56,650
Garden Fresh Restaurant Corp., 12/22/11	Retail	25,000	24,757	25,000
Healthy Directions, LLC, 8/31/11	Vitamins, Supplements	14,925	14,925	15,000
Natural Products Group LLC, 8/16/12	Direct Marketing	25,000	24,744	25,063
NES Rentals Holdings Inc., 8/17/10	Equipment Rental	19,638	19,638	19,908
N.E.W. Customer Service Companies, 7/1/12	Consumer Services	50,000	50,000	50,875
PGT Industries, Inc., 8/14/12	Buildings & Real Estate	40,000	40,000	40,900
Sorenson Communications, Inc., 5/15/13	Consumer Services	17,000	17,000	17,432
Survey Sampling International, LLC, 5/7/12	Market Research	7,500	7,483	7,580
Tumi Holdings, Inc., 6/30/14	Consumer Products	3,000	3,000	3,030
United Site Services, Inc., 6/30/10	Environmental	$13,462	$13,298	$13,462

Total 2nd Lien Bank Debt/Senior Secured Loans			$434,280	$438,332

Total Bank Debt/Senior Secured Loans			$470,532	$474,582

Total Investments			$1,520,025	$1,556,698

Cash Equivalents — 73.0%
U.S. Cash Management Bill, 4.60%, 4/17/06	Government	$900,000	$898,374	$898,374

Total Investments & Cash Equivalents — 199.6% (9)			$2,418,399	$2,455,072
Liabilities in excess of other assets — (99.6%)				(1,225,217)

Net Assets — 100.0%				$1,229,855

(1)	None of our portfolio companies is controlled or affiliated as defined by the Investment Company Act of 1940.

(2)	Fair value is determined by or under the direction of the Board of Directors of the Company (see Note 2).

(3)	Includes 27,433 attached warrants.

(4)	Includes 21,336 attached warrants.

(5)	Includes 5,011,327 detachable warrants.

(6)	Denominated in Euro (€).

(7)	The Company is the sole Limited Partner in GS Prysmian Co-Invest L.P.

(8)	Represent floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the LIBOR (London Inter-bank Offered Rate), EURIBOR (Euro Inter-bank Offered Rate), GBP Libor (London Interbank Offered Rate for British Pounds), or the prime rate. At March 31, 2006, the range of interest rates on floating rate investments was 10.47%-15.98%.

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2006

(in thousands, except shares/warrants)

(9)	Aggregate gross unrealized appreciation for federal income tax purposes is $44,670; aggregate gross unrealized depreciation for federal income tax purposes is $16,391. Net unrealized appreciation is $28,279 based on a tax cost of $2,426,793.

♦	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

*	Denominated in USD unless otherwise noted.

**	Non-income producing security.

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

Industry Classification	Percentage at March 31, 2006
Publishing	8.5%
Consumer Services	7.7%
Leisure Equipment	7.6%
Direct Marketing	5.8%
Building Products	5.8%
Environmental	5.4%
Media	5.2%
Chemicals	4.9%
Healthcare	4.5%
Manufacturing	4.5%
Agriculture	4.2%
Financial Services	4.0%
Broadcasting & Entertainment	3.6%
Electronics	3.2%
Consumer Products	2.9%
Buildings & Real Estate	2.6%
Business Services	2.5%
Industrial	2.5%
Consumer Finance	2.3%
Retail	1.9%
Grocery	1.9%
Infrastructure	1.7%
Machinery	1.4%
Logistics	1.3%
Equipment Rental	1.3%
Oil & Gas	1.3%
Vitamins, Supplements	1.0%
Market Research	0.5%

Total Investments	100.0%

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

(in thousands except share and per share amounts)

Note 1. Organization

Apollo Investment Corporation (“Apollo Investment”, the “Company”, or “We”), a Maryland corporation organized on February 2, 2004, is a closed-end, non-diversified management investment company that has filed an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940. In addition, for tax purposes we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of mezzanine and senior secured loans, each of which may include an equity component, and, to a lesser extent, by making direct equity investments in such companies.

Apollo Investment commenced operations on April 8, 2004 receiving net proceeds of $870.15 million from initial public offering selling 62,000,000 shares of its common stock at a price of $15.00 per share, less an underwriting discount and commissions totaling $0.9375 per share.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Our financial statements are prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-K and Regulation S-X, as appropriate. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements have been included.

The significant accounting policies consistently followed by Apollo Investment are:

(a) Security transactions are accounted for on the trade date;

(b) investments for which market quotations are readily available are valued at such market quotations; debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Subordinated debt, senior secured debt and other debt securities with maturities greater than 60 days are valued by an independent pricing service or at the mean between the bid and ask prices from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). With respect to certain private equity securities, each investment is valued by independent third party valuation firms using methods that may, among other measures and as applicable, include comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our private equity valuation. Because we expect that there is no readily available market value for many of the investments in our portfolio, we expect to value such investments at fair value as determined in good faith by or under the direction of our Board of Directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

With respect to our investments for which market quotations are not readily available, our Board of Directors undertakes a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with our senior management;

(3) independent valuation firms engaged by our board of directors conduct independent appraisals and review management’s preliminary valuations and their own independent assessment;

(4) the audit committee of our board of directors reviews the preliminary valuation of our investment adviser and that of the independent valuation firms and responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

(5) the board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair values involves subjective judgments and estimates. Accordingly, these notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

(c) Investments purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates value.

(d) Gains or losses on the sale of investments are calculated by using the specific identification method.

(e) Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income.

(f) The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income taxes. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. The Company will accrue excise tax on estimated excess taxable income as required.

(g) Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America; accordingly, at March 31, 2007, $8,687 was reclassified on our balance sheet between distributions in excess of net investment income and accumulated net realized gain and $1,099 was reclassified on our balance sheet between distributions in excess of net investment income and paid-in capital in excess of par. Total earnings and net asset value is not affected;

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

(h) Dividends and distributions to common stockholders are recorded as of record date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually.

(i) The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Company’s investments in foreign securities may involve certain risks such as foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.

(j) The Company may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled.

(k) The Company records origination expenses related to its multi-currency credit facility as prepaid assets. These expenses are deferred and amortized using the straight-line method over the stated life of the facility.

(l) The Company records registration expenses related to Shelf filings as prepaid assets. These expenses are charged as a reduction of capital upon utilization, in accordance with Section 8.24 of the AICPA Audit and Accounting Guide for Investment Companies.

(m) Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, are likely to remain current.

(n) In June 2006, the Financial Accounting Standards Board issued FASB Interpretation No. (“FIN”) 48, Accounting for Uncertainty in Income Taxes. FIN 48 is effective for financial statements issued for fiscal years beginning after December 15, 2006. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. We are continuing to review FIN 48 to determine if it will have a material impact on the Company’s financial condition or results of operations. At this time, we do not believe that the Interpretation will have a material impact on the Company’s financial condition or results of operations.

(o) In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Company is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

Note 3. Agreements

Apollo Investment has an Investment Advisory and Management Agreement with the Investment Adviser, Apollo Investment Management, L.P., under which the Investment Adviser, subject to the overall supervision of Apollo Investment’s Board of Directors, will manage the day-to-day operations of, and provide investment advisory services to, Apollo Investment. For providing these services, the Investment Adviser receives a fee from Apollo Investment, consisting of two components—a base management fee and an incentive fee. The base management fee is determined by taking the average value of Apollo Investment’s gross assets at the end of the two most recently completed calendar quarters calculated at an annual rate of 2.00%. The incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on Apollo Investment’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus Apollo Investment’s operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Apollo Investment’s net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. Apollo Investment pays the Investment Adviser an incentive fee with respect to Apollo Investment’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Apollo Investment’s pre-incentive fee net investment income does not exceed the hurdle rate; (2) 100% of Apollo Investment’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter; and (3) 20% of the amount of Apollo Investment’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as-of the termination date), commencing on December 31, 2004, and will equal 20% of Apollo Investment’s cumulative realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the advisor.

For the fiscal years ended March 31, 2007, 2006 and the period April 8, 2004 (commencement of operations) through March 31, 2005, the Investment Adviser received $40,569, $23,408 and $17,315, respectively, in base investment advisory and management fees and $36,646, $22,285 and $0, respectively, in performance-based net investment income incentive fees from Apollo Investment. At March 31, 2007, the Company has also accrued $21,266 in a net realized capital gains based incentive fee. The amount actually payable by the Company will be determined as-of the end of the calendar year. The Company has not paid any net realized capital gain based incentive fees for the fiscal years ended March 31, 2007, March 31, 2006 and the period April 8, 2004 (commencement of operations) through March 31, 2005.

Apollo Investment has also entered into an Administration Agreement with Apollo Investment Administration, LLC (the “Administrator”) under which the Administrator provides administrative services for Apollo Investment. For providing these services, facilities and personnel, Apollo Investment reimburses the Administrator for Apollo Investment’s allocable portion of overhead and other expenses incurred by

Apollo Administration in performing its obligations under the Administration Agreement, including rent and Apollo Investment’s allocable portion of its chief financial officer and chief compliance officer and their respective staffs. The Administrator will also provide, on Apollo Investment’s behalf, managerial assistance to those portfolio companies to which Apollo Investment is required to provide such assistance.

For the fiscal year ended March 31, 2007, 2006 and the period April 8, 2004 (commencement of operations) through March 31, 2005, the Administrator was reimbursed $2,237, $1,017 and $674, respectively, from Apollo Investment on the $2,437, $1,470 and $988, respectively, of expenses accrued under the Administration Agreement.

On April 14, 2005, Apollo Investment entered into an $800 million Senior Secured Revolving Credit Agreement (the “Facility”), among Apollo Investment, the lenders party thereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent for the lenders. Effective December 29, 2005, lenders provided additional commitments in the amount of $100 million, increasing the total facility size to $900 million on the same terms and conditions as the existing commitments. On March 31, 2006, Apollo Investment Corporation amended and restated its $900 million senior secured, multi-currency, revolving credit facility due April 14, 2010. The amended Facility increased total commitments outstanding to $1.25 billion and extended the maturity date to April 13, 2011. The amended Facility also permits Apollo to seek additional commitments from new and existing lenders in the future, up to an aggregate amount not to exceed $2 billion. In February 2007, Apollo Investment increased total commitments to $1.7 billion under the Facility with the same terms. Pricing remains at 100 basis points over LIBOR. The Facility is used to supplement Apollo’s equity capital to make additional portfolio investments and for general corporate purposes. From time to time, certain of the lenders provide customary commercial and investment banking services to affiliates of Apollo Investment. JPMorgan also serves as custodian and fund accounting agent for Apollo Investment.

Note 4. Net Asset Value Per Share

At March 31, 2007, the Company’s total net assets and net asset value per share were $1,849,748 and $17.87, respectively. This compares to total net assets and net asset value per share at March 31, 2006 of $1,229,855 and $15.15, respectively.

Note 5. Earnings Per Share

The following information sets forth the computation of basic and diluted per share net increase in net assets resulting from operations for the years ended March 31, 2007, 2006 and the period April 8, 2004 (commencement of operations) through March 31, 2005, respectively:

	Year Ended March 31, 2007	Year Ended March 31, 2006	April 8, 2004* through March 31, 2005
Numerator for increase in net assets per share:	$312,166	$120,387	$44,145
Denominator for basic and diluted weighted average shares:	85,791,821	63,467,534	62,094,675
Basic and diluted net increase in net assets per share resulting from operations:	$3.64	$1.90	$0.71

*	Commencement of Operations

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

Note 6. Investments

Investments and cash equivalents consisted of the following as of March 31, 2007 and March 31, 2006.

	March 31, 2007		March 31, 2006
	Cost	Fair Value	Cost	Fair Value
Subordinated Debt/Corporate Notes	$1,385,323	$1,433,603	$928,478	$936,953
Preferred Equity	97,976	98,297	35,505	36,318
Common Equity/Partnership Interests	120,134	189,768	85,510	108,845
Warrants	3,514	11,416	—	—
Bank Debt/Senior Secured Loans	637,453	615,897	470,532	474,582
Cash Equivalents	1,089,792	1,089,792	898,374	898,374

Totals	$3,334,192	$3,438,773	$2,418,399	$2,455,072

Note 7. Foreign Currency Transactions and Translations

At March 31, 2007, the Company had outstanding non-US borrowings on its $1.7 billion multicurrency revolving credit facility denominated in euros, pounds sterling, and Canadian dollars. Unrealized appreciation or depreciation on these outstanding borrowings is indicated in the table below:

Foreign Currency	Local Currency		Original Borrowing Cost	Current Value	Reset Date	Unrealized Appreciation (Depreciation)
Euro		€1,000	$1,330	$1,331	4/23/2007	$(1)
Canadian Dollar	C$	29,700	25,161	25,744	5/16/2007	(583)
Euro		€58,050	74,664	77,273	5/21/2007	(2,609)
Euro		€42,500	56,599	56,574	5/21/2007	25
Euro		€45,525	55,071	60,601	5/22/2007	(5,530)
Euro		€25,061	30,246	33,360	5/29/2007	(3,114)
Canadian Dollar	C$	23,000	19,684	19,937	5/29/2007	(253)
Canadian Dollar	C$	22,500	19,189	19,503	6/20/2007	(314)
British Pound		£6,750	13,265	13,239	6/23/2007	26

			$295,209	$307,562		$(12,353)

At March 31, 2006, the Company had an open foreign currency contract to sell euro forward and bears the market risk that arises from changes in foreign currency exchange rates. Unrealized depreciation on the contract is reflected in the accompanying financial statements as follows:

Foreign Currency	Local Currency	Cost	Market Value	Settlement Date	Unrealized Depreciation
To Sell: Euro	€39,675	$47,923	$48,286	06/08/06	$363

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

At March 31, 2006, the Company had outstanding non-US borrowings on its $1.25 billion multicurrency revolving credit facility denominated in euros, pounds sterling, and Canadian dollars. Unrealized appreciation on these outstanding borrowings is indicated in the table below:

Foreign Currency	Local Currency		Original Borrowing Cost	Current Value	Reset Date	Unrealized Appreciation (Depreciation)
Euro		€17,500	$21,178	$21,178	4/7/2006	$0
Euro		€10,090	12,489	12,210	4/11/2006	279
Euro		€15,000	18,141	18,152	4/20/2006	(11)
Euro		€25,061	30,246	30,328	4/24/2006	(82)
Euro		€20,022	24,888	24,229	6/6/2006	659
Pounds Sterling		£13,000	23,916	22,549	6/7/2006	1,367
Euro		€2,500	3,001	3,025	6/16/2006	(24)
Euro		€45,525	55,070	55,092	6/20/2006	(22)
Canadian Dollar	C$	23,000	19,684	19,715	6/23/2006	(31)
Euro		€22,000	26,437	26,623	6/27/2006	(186)

			$235,050	$233,101		$1,949

Note 8. Expense Offset Arrangement

The Company benefits from an expense offset arrangement with JPMorgan Chase Bank, N.A. (“custodian bank”) whereby the Company earns credits on any uninvested US dollar cash balances held by the custodian bank. These credits are applied by the custodian bank as a reduction of the monthly custody fees charged to the Company. The total amount of credits earned during the years ended March 31, 2007, 2006, and 2005 are $128, $50, and $0, respectively.

Note 9. Cash Equivalents

Pending investment in longer-term portfolio holdings, Apollo Investment makes temporary investments in U.S. Treasury bills (of varying maturities) and repurchase agreements as outlined in our prospectus. These temporary investments are deemed cash equivalents by us and are included in our Schedule of Investments. At the end of each fiscal quarter, the Company typically takes proactive steps to prospectively preserve investment flexibility in the next quarter which is assessed against the Company’s total assets at its most recent quarter end. The Company can accomplish this in many ways including its current practice of purchasing U.S. Treasury bills and closing out its position on a net cash basis subsequent to quarter end. The Company may also utilize repurchase agreements or other balance sheet transactions as it deems appropriate for this purpose and these amounts are excluded from total assets for purposes of computing the asset base upon which the management fee is determined. U.S. Treasury bills with maturities of greater than 60 days from the time of purchase are marked-to-market as per our valuation policy. U.S. Treasury bills settle “regular way” on trade date plus one.

Note 10. Repurchase Agreements

The Company enters into repurchase agreements as part of its investment program. The Company’s custodian takes possession of collateral pledged by the counterparty. The collateral is marked-to-market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. In the event of default of the obligor to repurchase, the Company has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. There were no repurchase agreements outstanding at March 31, 2007 or March 31, 2006.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

Note 11. Financial Highlights

The following is a schedule of financial highlights for the years ended March 31, 2007, 2006 and the period April 8, 2004 (commencement of operations) through March 31, 2005:

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	April 8, 2004* through March 31, 2005
Per Share Data:
Net asset value, beginning of period	$15.15	$14.27	$14.06

Net investment income	1.49	1.41	0.41
Net realized and unrealized gain	2.11	0.49	0.31

Net increase in net assets resulting from operations	3.60	1.90	0.72
Dividends to shareholders (1)	(1.96)	(1.62)	(0.48)
Effect of anti-dilution	1.09	0.61	—
Offering costs	(0.01)	(0.01)	(0.03)

Net asset value at end of period	$17.87	$15.15	$14.27

Per share market value at end of period	$21.40	$17.81	$16.78
Total return (2)	31.70%	12.94%	15.32%
Shares outstanding at end of period	103,507,766	81,191,954	62,554,976
Ratio/Supplemental Data:
Net assets at end of period (in millions)	$1,849.7	$1,229.9	$892.9
Ratio of net investment income to average net assets	9.09%	9.89%	2.96	%(3)
Ratio of operating expenses to average net assets**	7.73%	5.64%	2.60	%(3)
Ratio of credit facility related expenses to average net assets	2.49%	1.44%	—

Ratio of total expenses to average net assets**	10.22%	7.08%	2.60	%(3)
Average debt outstanding	$580,209	$325,639 ***	$0
Average debt per share	$6.76	$5.10 ***	$0
Portfolio turnover ratio	43.8%	39.2%	14.7%

(1)	Dividends and distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under accounting principles generally accepted in the United States of America.

(2)	Total return is based on the change in market price per share during the respective periods. Total return also takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan. Total return is not annualized.

(3)	Annualized for the period April 8, 2004 through March 31, 2005.

*	Commencement of operations

**	The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets is 7.72% and 10.21%, respectively, at March 31, 2007, inclusive of the expense offset arrangement (see Note 8). At March 31, 2006, the ratios were 5.63% and 7.07%, respectively. At March 31, 2005, there was no expense offset arrangement.

***	Average debt outstanding and per share is calculated from July 8, 2005 (the date of the Company’s first borrowing from its revolving credit facility) through March 31, 2006, and average debt per share is calculated as average debt outstanding divided by the average shares outstanding during the period (in 000’s).

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

Information about our senior securities is shown in the following table as of each year ended March 31 since the Company commenced operations, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility
Fiscal 2007	$492,312	$4,757	$—	N/A
Fiscal 2006	$323,852	$4,798	$—	N/A
Fiscal 2005	$0	$0	$—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented (in 000’s).

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.

Note 12. Credit Agreement and Borrowings

Under the terms of the amended and restated Credit Agreement dated March 31, 2006 (the “Facility”), the lenders agreed to extend credit to Apollo Investment in an aggregate principal or face amount not exceeding $1.25 billion at any one time outstanding. The amended Facility also permits Apollo to seek additional commitments from new and existing lenders in the future, up to an aggregate amount not to exceed $2 billion. In February 2007, we increased total commitments to $1.7 billion. The Facility is a five-year revolving facility (with a stated maturity date of April 14, 2011) and is secured by substantially all of the assets in Apollo Investment’s portfolio, including cash and cash equivalents. Pricing is set at 100 basis points over LIBOR. The Facility contains affirmative and restrictive covenants, including: (a) periodic financial reporting requirements, (b) maintaining minimum shareholders’ equity of the greater of (i) 40% of the total assets of Apollo Investment and its subsidiaries as at the last day of any fiscal quarter and (ii) the sum of (A) $300 million plus (B) 25% of the net proceeds from the sale of equity interests in Apollo Investment after the closing date of the Facility, (c) maintaining a ratio of total assets, less total liabilities (other than indebtedness) to total indebtedness, in each case of Apollo Investment and its subsidiaries, of not less than 2.0:1.0, (d) maintaining minimum liquidity, (e) limitations on the incurrence of additional indebtedness, (f) limitations on liens, (g) limitations on investments (other than in the ordinary course of Apollo Investment’s business), (h) limitations on mergers and disposition of assets (other than in the normal course of Apollo Investment’s business activities) and (i) limitations on the creation or existence of agreements that permit liens on properties of Apollo Investment’s subsidiaries. In addition to the asset coverage ratio described in clause (c) of the preceding sentence, borrowings under the Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in Apollo Investment’s portfolio. The Facility currently provides for the ability of Apollo Investment to seek additional commitments from lenders in an aggregate amount of up to $300 million. The Facility is used to supplement Apollo Investment’s equity capital to make additional portfolio investments and for other general corporate purposes.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

The average debt outstanding on the credit facility was $580,209 and $325,639 for the fiscal years ended March 31, 2007 and 2006, respectively. The maximum amount borrowed during the fiscal years ended March 31, 2007 and 2006 was $927,758 and $532,571, respectively. The remaining amount available under the facility was $1.208 billion at March 31, 2007.

At March 31, 2007, the Company was in compliance with all financial and operational covenants required by the Facility.

Note 13(a). Income Tax Information and Distributions to Shareholders

The tax character of dividends paid during the fiscal year ended March 31, 2007 was as follows:

Ordinary income	$136,637
Long-term capital gains	31,812

Total Dividends Paid	$168,449

As of March 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Distributable long-term capital gains	$100,495
Other book/tax temporary differences	(4,357)
Unrealized appreciation	80,315	*

Total accumulated gains	$176,453

As of March 31, 2007, we had a post-October currency loss deferral of $4,256.

*	The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the receipt of upfront fees.

The tax character of dividends paid during the fiscal year ended March 31, 2006 was as follows:

Ordinary income	$98,530
Long-term capital gains	4,205

Total Dividends Paid	$102,735

As of March 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Distributable ordinary income	$2,536
Other book/tax temporary differences	(1,144)
Unrealized appreciation	30,245	*

Total accumulated gains	$31,637

As of March 31, 2006, we had a post-October currency loss deferral of $992.

*	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the receipt of upfront fees and the realization of the marked-to-market loss on our forward foreign currency contract.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

The tax character of dividends paid during the fiscal year ended March 31, 2005 was as follows:

Ordinary income	$30,160

As of March 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Distributable ordinary income	$1,471
Capital loss carryforward	(76	)*
Other book/tax temporary differences	271
Unrealized appreciation	12,861	**

Total accumulated gains	$14,527

*	On March 31, 2005, the Company had a net capital loss carryforward of $76, which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

**	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the receipt of upfront fees.

Note 13(b). Other Tax Information (unaudited)

The percentage of ordinary income distributions paid during the fiscal year ended March 31, 2007 eligible for qualified dividend income treatment is 14.6%. The percentage of ordinary income distributions paid during the fiscal year ended March 31, 2007 eligible for the 70% dividends received deduction for corporate shareholders is 14.6%.

The percentage of ordinary income distributions paid during the fiscal year ended March 31, 2006 eligible for qualified dividend income treatment is 3.4%. The percentage of ordinary income distributions paid during the fiscal year ended March 31, 2006 eligible for the 70% dividends received deduction for corporate shareholders is 3.4%.

There was no dividend income for the fiscal year ended March 31, 2005.

Note 14. Significant Event

Apollo Investment is the sole limited partner of GS Prysmian Co-Invest L.P. (“GS Prysmian”), a limited partnership established under the laws of the Cayman Islands. Concurrent with our initial investment in GS Prysmian in September 2005, GS Prysmian acquired from certain investment funds affiliated with Goldman Sachs (the “GS Funds”) certain equity securities of an entity later renamed Prysmian (Lux) Sarl, a holding company that indirectly owns the equity securities of Prysmian Cables and Systems. Pursuant to a sale and purchase agreement dated as of January 24, 2007, along with the GS Funds, GS Prysmian agreed to sell its remaining equity securities it owned in Prysmian (Lux) Sarl to a newly created entity for cash and equity securities consideration totaling €85.6 million. This resulted in a $107.6 million realized capital gain and drove the accrual of the $21.3 million net realized capital gains based incentive fee expense included within our Statement of Operations.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

Note 15. Selected Quarterly Financial Data (unaudited)

Quarter Ended	Investment Income		Net Investment Income (Loss)		Net Realized And Unrealized Gain (Loss) on Assets		Net Increase In Net Assets From Operations
	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
March 31, 2007	75,255	0.76	21,728	0.22	81,039	0.82	102,767	1.04
December 31, 2006	71,071	0.87	38,034	0.46	18,943	0.23	56,977	0.69
September 30, 2006	63,914	0.78	33,812	0.41	47,454	0.58	81,266	1.00
June 30, 2006	55,861	0.69	31,744	0.39	39,412	0.49	71,156	0.88
March 31, 2006	42,453	0.65	22,652	0.35	19,619	0.30	42,271	0.65
December 31, 2005	37,567	0.60	20,554	0.33	12,992	0.20	33,546	0.53
September 30, 2005	35,013	0.56	20,693	0.33	10,316	0.16	31,009	0.49
June 30, 2005	37,793	0.60	25,244	0.41	(11,684)	(0.19)	13,560	0.22

Note 16. Commitments and Contingencies

On February 28, 2007, the Company entered into Senior Secured Term Loan agreements with Gray Wireline Service Inc., resulting in investments of $40 million in a First Out Term Loan and $70 million in a Second Out Term Loan. In connection with the transaction, the Company also committed to $27.5 million of additional delay draw commitments under the term loans subject to various contingencies and draw down tests.

Note 17. Subsequent Events

On April 16, 2007, a press release was issued announcing that Innkeepers USA Trust (NYSE: KPA) (“Innkeepers”), a hotel real estate investment trust (REIT) and a leading owner of upscale extended-stay hotel properties throughout the United States, including Residence Inns, Summerfield Suites and Hampton Inns, has entered into a definitive agreement to be acquired by Apollo Investment through an affiliate for $17.75 per share in cash, plus the assumption of Innkeepers indebtedness. In connection with such transaction, Apollo Investment made a commitment of up to $200 million in common and preferred equity and agreed to pay certain fee obligations of the purchaser under certain circumstances. The transaction is subject to the approval of the common shareholders of Innkeepers and other customary closing conditions and is expected to close in the second quarter of 2007. Apollo Investment along with Innkeepers and members of its Board of Trustees, has been named as a defendant in three class action complaints filed in Palm Beach County, Florida which, among other things, seek to enjoin the Innkeepers transaction and an award of damages from the defendants. The complaints allege breach of fiduciary duty by the Innkeepers Board of Trustees in connection with its approval of the acquisition agreement and that Apollo Investment aided and abetted in such alleged breaches.

Counsel for the parties to these three actions have reached an agreement in principle, expressed in a memorandum of understanding, providing for the settlement of the suits subject to Florida court approval and on terms and conditions that include, among other things, (i) certain supplemental disclosure in a Proxy Statement issued by Innkeepers, and (ii) in the event that any break-up fee becomes due and payable by Innkeepers, an agreement by an affiliate of Apollo Investment to waive $3.4 million of such break-up fee. Subject to court approval of the settlement, counsel for the purported class will apply to the court for reimbursement of its fees and expenses incurred in connection with the action.

Apollo Investment is the sole limited partner of GS Prysmian Co-Invest L.P, (“GS Prysmian”), a limited partnership established under the laws of the Cayman Islands. Apollo Investment, through its limited partnership interest in GS Prysmian, indirectly owns approximately 4% of the common shares of Prysmian SpA (PRY. MI) (“Prysmian”), which commenced trading publicly in Milan on May 3, 2007, at €15 per share (for a total implied equity capitalization of approximately €2.7 billion as of May 3, 2007). Based on the IPO price, Apollo Investment’s position in GS Prysmian Co-Invest LP. is valued at approximately €114 million. Apollo Investment’s shares in Prysmian owned through GS Prysmian are subject to a 180-day lock-up arrangement. After the 180-day lock-up period expires, the GS Prysmian partnership will dissolve and Apollo Investment will own its shares in Prysmian directly.

Prospectus Supplement

To the Prospectus dated                     , 2007

                     shares

Common stock

$              per share

Apollo Investment Corporation is an externally managed closed-end, non-diversified management investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or 1940 Act. Our investment objective is to generate both current income and capital appreciation through debt and equity investments.

We are offering for sale                      shares of our common stock. Our common stock is traded on the Nasdaq Global Select Market under the symbol “AINV”. The last reported closing price for our common stock on                     , 2007 was $             per share.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 9 West 57th Street, New York, New York 10019, or by calling us at (212) 515-3450. The Securities and Exchange Commission maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our Internet website address is www.apolloic.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus.

Investing in our securities involves a high degree of risk, including the risk of the use of leverage. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 4 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total
Public Offering Price	$	$
Sales Load (Underwriting Discounts and Commissions)	$	$
Proceeds to Apollo Investment Corporation (before estimated expenses of $ )	$	$

The underwriters expect to deliver the shares to purchasers on or about                     , 2007.

Prospectus Supplement dated                     , 2007.

You should rely only on the information contained in this prospectus supplement and the accompanying base prospectus, which we refer to collectively as the “prospectus.” We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in this prospectus supplement and the accompanying prospectus is accurate only as of the date of this prospectus supplement or such prospectus. Our business, financial condition, results of operations and prospects may have changed since then.

PROSPECTUS SUPPLEMENT

1

PROSPECTUS

1

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Apollo Investment,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Apollo Investment.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)		(1)
Offering expenses borne by us (as a percentage of offering price)		(2)

Total stockholder transaction expenses (as a percentage of offering price)		(3)

Estimated annual expenses (as percentage of net assets attributable to common stock) (4):
Management fees	2.59	%(5)
Incentive fees payable under investment advisory and management agreement (20% of pre-incentive fee net investment income in excess of hurdle and 20% of net realized capital gains net of gross unrealized capital losses)	1.59	%(6)
Other expenses	0.37	%(7)

Total annual expenses as a percentage of net assets excluding interest	4.55%
Interest and other credit facility related expenses on borrowed funds	2.73	%(8)

Total annual expenses as a percentage of net assets including interest	7.28	%(5,6,7,8)

(1)	Represents the underwriting discounts and commissions with respect to the shares to be sold by us in this offering.
(2)	Based on a public offering price of $ per share.
(3)	The expenses of the dividend reinvestment plan per share are included in “Other expenses.”
(4)	“Net assets attributable to common stock” equals net assets as of June 30, 2007 plus the anticipated net proceeds from this offering.

The SEC requires that “Total annual expenses” be calculated as a percentage of net assets in the above chart rather than as a percentage of total assets. Total assets includes net assets as of June 30, 2007, anticipated net proceeds from this offering and assets that have been funded with borrowed monies (leverage). For reference, the below chart illustrates our “Total annual expenses” as a percentage of total assets:

Estimated annual expenses (as percentage of total assets):
Management fees	2.00	%(5)
Incentive fees payable under investment advisory and management agreement (20% of pre-incentive fee net investment income in excess of hurdle and 20% of net realized capital gains, net of gross unrealized capital losses)	0.90	%(6)
Other expenses	0.21	%(7)

Total annual expenses as a percentage of total assets excluding interest (estimated)	3.11%
Interest and other credit facility related expenses on borrowed funds	1.55	%(8)

Total annual expenses as a percentage of total assets including interest (estimated)	4.66	%(5,6,7,8)

(5)	The contractual management fee is calculated at an annual rate of 2.00% of our average total assets. Annual expenses are based on current fiscal year estimates. For more detailed information about our computation of average total assets, please see Notes 3 and 9 of our interim financial statements dated June 30, 2007 included in this prospectus supplement.
(6)

Assumes that annual incentive fees earned by our investment advisor, AIM, remain consistent with the incentive fees accrued by AIM for the current fiscal quarter. AIM earns incentive fees consisting of two parts. The first part, which is payable quarterly in arrears, is based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% quarterly (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 5 above). Accordingly, we pay AIM an incentive fee as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate; (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months.

You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income. The second part of the incentive fee will equal 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation (and incorporating unrealized depreciation on a gross investment-by-investment basis) and is payable in arrears at the end of each calendar year. For a more detailed discussion of the calculation of this fee, see “Management—Investment Advisory and Management Agreement.”

(7)	Includes our estimated overhead expenses, including payments under the administration agreement based on our estimated allocable portion of overhead and other expenses incurred by AIA in performing its obligations under the administration agreement. See “Compensation of Directors and Officers—Administration Agreement” in the accompanying prospectus.
(8)	Our interest and other credit facility expenses are based on current fiscal year estimates. We currently have $1.7 billion available under our credit facility, of which we had $909 million in borrowings outstanding as of June 30, 2007. For more information, see “Risk Factors—We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.” in the accompanying prospectus and “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in this prospectus supplement.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These dollar amounts are based upon payment by an investor of a             % sales load (underwriting discounts and commissions), additional offering expenses of $             per share and the assumption that our annual operating expenses and leverage would remain at the levels set forth in the table above (other than performance-based incentive fees).

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, the incentive fee under the investment advisory and management agreement would not be earned or payable and is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and gross unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

BUSINESS

This summary highlights some of the information in this prospectus supplement. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus. In this prospectus supplement and the accompanying prospectus, except where the context suggests otherwise, the terms “we,” “us,” “our,” and “Apollo Investment” refer to Apollo Investment Corporation; “AIM” or “investment adviser” refers to Apollo Investment Management, L.P.; “Apollo Administration” or “AIA” refers to Apollo Investment Administration, LLC; and “Apollo” refers to the affiliated companies of Apollo Investment Management, L.P.

Apollo Investment

Apollo Investment Corporation, a Maryland corporation organized on February 2, 2004, is a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for tax purposes we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended.

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We intend to invest primarily in middle-market companies in the form of mezzanine and senior secured loans, as well as by making equity investments in such companies. From time to time, we may also invest in public companies whose securities are thinly traded.

Our portfolio is comprised primarily of investments in long-term subordinated loans, referred to as mezzanine loans, and senior secured loans of private middle-market companies, and from time to time include equity interests such as common stock, preferred stock, warrants or options. Our targeted investment typically ranges between $20 million and $250 million, although this investment size may vary proportionately as the size of our capital base changes. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $2 billion.

AIM and its affiliates manage other funds that may have investment mandates that are similar, in whole or in part, with ours. AIM and its affiliates may determine that an investment is appropriate both for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We may make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

During the three months ended June 30, 2007, we invested $738.6 million across 13 new and 5 existing portfolio companies. Included in the $738.6 million is our $208 million investment in the preferred and common equity of Grand Prix Holdings, LLC (Innkeepers USA) on June 29, 2007. This compares to investing $286.8 million in 4 new and 5 existing portfolio companies for the three months ended June 30, 2006. Investments sold or prepaid during the three months ended June 30, 2007 totaled $346.9 million versus $124.1 million for the three months ended June 30, 2006.

At June 30, 2007, our net portfolio consisted of 64 portfolio companies and was invested 56% in subordinated debt, 6% in preferred equity, 16% in common equity and warrants and 22% in senior secured loans versus 48 portfolio companies invested 63% in subordinated debt, 3% in preferred equity, 9% in common equity and warrants, and 25% in senior secured loans at June 30, 2006.

The weighted average yields on our subordinated debt portfolio, senior secured loan portfolio and total debt portfolio were 13.1%, 11.9% and 12.8%, respectively, at June 30, 2007 versus 13.6%, 12.7% and 13.3%, respectively, at June 30, 2006.

Senior secured loans and European mezzanine loans typically accrue interest at variable rates determined on the basis of a benchmark: LIBOR, EURIBOR, GBP LIBOR, or the prime rate, with stated maturities at origination that typically range from 5 to 10 years. While subordinated debt issued within the United States will typically accrue interest at fixed rates, some of these investments may include zero-coupon, PIK and/or step bonds that accrue income on a constant yield to call or maturity basis. At June 30, 2007, 66% or $1.6 billion of our debt portfolio is fixed rate debt and 34% or $830.7 million is floating rate debt. At June 30, 2006, 55% or $903.8 million of our interest-bearing portfolio is fixed rate debt and 45% or $725.9 million is floating rate debt.

While our primary focus is to generate both current income and capital appreciation through investments in loans and debt securities both senior and subordinated, and private equity, we may invest a portion of the portfolio in opportunistic investments, such as foreign securities.

About Apollo

Founded in 1990, Apollo is a leading global alternative asset manager with a proven track record of successful private equity, distressed debt and mezzanine investing. Apollo raises, invests and manages private equity and capital markets funds on behalf of some of the world’s most prominent pension and endowment funds as well as other institutional and individual investors. As of June 30, 2007, Apollo had assets under management of approximately $27 billion in its private equity and capital markets businesses.

Apollo’s investment approach is value-oriented, focusing on industries in which it has considerable knowledge, and emphasizing downside protection and the preservation of capital. Apollo has successfully applied its investment philosophy in flexible and creative ways over its 17-year history, allowing it to consistently find attractive investment opportunities, deploy capital up and down the balance sheet of industry leading, or “franchise,” businesses and create value throughout economic cycles.

About Apollo Investment Management

AIM, our investment adviser, is led by a dedicated and growing team of investment professionals and is further supported by Apollo’s team of 125 professionals as of June 30, 2007. AIM has now invested more than $4.1 billion in 99 companies with more than 55 financial sponsors since commencement of operations in April 2004. In addition, AIM expects to hire additional investment professionals in the future. AIM’s investment committee currently consists of John J. Hannan, the Chairman of our board of directors, our Chief Executive Officer and Chairman of AIM’s Investment Committee, James C. Zelter, our President and Chief Operating Officer and a Vice President of the general partner of AIM, Patrick J. Dalton, an Executive Vice President of Apollo Investment and a Vice President of the general partner of AIM, Edward Tam, an Executive Vice President of Apollo Investment and a Vice President of the general partner of AIM and José Briones, a Vice President of the general partner of AIM. The composition of the Investment Committee of AIM may change from time to time. AIM draws upon Apollo’s 17 year history and benefits from the Apollo investment professionals’ significant capital markets, trading and research expertise developed through investments in a multitude of different industries and over 150 companies in the United States and Western Europe.

About Apollo Investment Administration

In addition to furnishing us with office facilities, equipment, and clerical, bookkeeping and record keeping services, AIA also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC. AIA oversees the determination and publication of our net asset value, oversees the preparation and filing of our tax returns, and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. Furthermore, AIA provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.

Our Corporate Information

Our administrative and principal executive offices are located at 9 West 57th Street, New York, NY 10019. Our common stock is quoted on The Nasdaq Global Select Market under the symbol “AINV.” Our Internet website address is www.apolloic.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

RECENT DEVELOPMENTS

The following table is designed to illustrate the effect on return to a holder of our common stock of the leverage created by our use of borrowing and potential issuance of preferred stock, at the weighted average annual interest rate of    % for [            ] and assuming the same average dividend rate on any preferred stock that we might issue and hypothetical annual returns on our portfolio of minus 10 to plus 10 percent. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases the return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed return on portfolio (net of expenses) (1)	-10.0%	-5.0%	0%	5.0%	10.0%

Corresponding Return to Common Stockholders (2)	-20.63%	-11.80%	-2.97%	5.86%	14.69%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)	In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period to determine the “Corresponding Return to Common Stockholders.”

USE OF PROCEEDS

We estimate that the net proceeds from the sale of the              shares of our common stock that we are offering, after deducting the underwriting discounts and commissions and estimated expenses of this offering payable by us, will be approximately $            . We expect to use the net proceeds from selling shares of our common stock to repay indebtedness owed under our senior credit facility, to make investments in portfolio companies in accordance with our investment objective and for general corporate purposes.

At June 30, 2007, we had approximately $791 million outstanding under our senior credit facility. Our senior credit facility matures on April 13, 2011 and bears interest at an annual rate of LIBOR plus 100 basis points on the outstanding balance. Borrowings under our senior credit facility were used to fund investments in portfolio companies and for general corporate purposes. Amounts repaid under our senior credit facility will remain available for future borrowings.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio currently consists primarily of senior loans, mezzanine loans and equity securities. Pending our investments in new debt investments, we plan to either invest a portion of the net proceeds from an offering in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, to reduce then-outstanding obligations under our credit facility, or for other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation—Temporary investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK

Our common stock is quoted on The Nasdaq Global Select Market under the symbol “AINV”. The following table lists the high and low closing prices for our common stock, the closing price as a percentage of net asset value, or NAV, and quarterly dividends per share since our initial public offering in April 2004. On             , 2007, the last reported closing price of our common stock was $             per share.

	NAV (1)	Closing Price		Premium of High Sales Price to NAV (2)	Premium or Discount of Low Sales Price to NAV (2)	Declared Dividends
		High	Low
Fiscal Year Ending March 31, 2008
First Fiscal Quarter	$19.09	$24.17	$21.03	127%	110%	$0.510
Second Fiscal Quarter

Fiscal Year Ending March 31, 2007
First Fiscal Quarter	$15.59	$19.39	$17.74	124%	114%	$0.450
Second Fiscal Quarter	$16.14	$20.81	$17.96	129%	111%	0.470
Third Fiscal Quarter	$16.36	$23.27	$20.56	142%	126%	$0.500
Fourth Fiscal Quarter	$17.87	$22.71	$22.04	135%	114%	$0.510

Fiscal Year Ending March 31, 2006
First Fiscal Quarter	$14.19	$18.75	$15.66	132%	110%	$0.310
Second Fiscal Quarter	$14.29	$20.40	$17.63	143%	123%	$0.430
Third Fiscal Quarter	$14.41	$19.97	$17.92	139%	124%	$0.440
Fourth Fiscal Quarter	$15.15	$19.51	$17.81	129%	118%	$0.450

Fiscal Year Ending March 31, 2005
First Fiscal Quarter (period from April 8, 2004 (3) to June 30, 2004)	$14.05	$15.25	$12.83	109%	91%	—
Second Fiscal Quarter	$14.10	$14.57	$13.06	103%	93%	$0.045
Third Fiscal Quarter	$14.32	$15.13	$13.43	106%	94%	$0.180
Fourth Fiscal Quarter	$14.27	$17.62	$14.93	123%	105%	$0.260

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	Commencement of operations.

Our common stock continues to trade in excess of our net asset value. There can be no assurance, however, that our shares will continue to trade above, below or at our net asset value.

We intend to pay quarterly dividends to our common stockholders. The amount of our quarterly dividend is determined by our Board of Directors. There can be no assurance that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment. Our senior credit facility limits our ability to declare dividends if we default under certain provisions. For a description of the senior credit facility, see “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in this prospectus supplement.

SELECTED CONDENSED FINANCIAL AND OTHER DATA

The Statement of Operations, Per Share and Balance Sheet data for the periods ended March 31, 2007 and March, 2006 are derived from our financial statements which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results at and for the six months ended June 30, 2007, are not necessarily indicative of the results that may be expected for the fiscal year ending March 31, 2008. This data should be read in conjunction with our “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in this prospectus supplement and our financial statements and notes thereto, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in the accompanying prospectus.

All amounts in thousands, except per share data

	For the Three Months Ended June 30, 2007	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006
Per Share Data:
Net asset value, beginning of period	$17.87	$15.15	$14.27
Net investment income	0.53	1.49	1.41
Net realized and unrealized gain	1.19	2.11	0.49
Net increase in net assets resulting from operations	1.72	3.60	1.90
Dividends to shareholders (1)	(0.51)	(1.96)	(1.62)
Effect of anti-dilution	0.01	1.09	0.61
Offering costs	—	(0.01)	(0.01)
Net asset value at end of period	$19.09	$17.87	$15.15
Per share market value at end of period	$21.52	$21.40	$17.81

Total return (2)	2.89%	31.70%	12.94%
Shares outstanding at end of period	103,900,254	103,507,766	81,191,954

Ratio/Supplemental Data:
Net assets at end of period (in millions)	$1,983.3	$1,849.7	$1,229.9
Ratio of net investment income to average net assets	2.96%	9.09%	9.89%
Ratio of operating expenses to average net assets*	1.44%	7.73%	5.64%
Ratio of credit facility related expenses to average net assets	0.41%	2.49%	1.44%

Ratio of total expenses to average net assets*	1.85%	10.22%	7.08%
Average debt outstanding	$445,624	$580,209	$325,639 **
Average debt per share	$4.30	$6.76	$5.10 **
Portfolio turnover ratio	14.0%	43.8%	39.2%

(1)	Dividends and distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under accounting principles generally accepted in the United States of America.
(2)	Total return is based on the change in market price per share during the respective periods. Total return also takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan. Total return is not annualized.
*	The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets is 1.44% and 1.85%, respectively, at June 30, 2006, inclusive of the expense offset arrangement (see note 8). At March 31, 2007, the ratios were 7.72% and 10.21%, respectively, at March 31, 2007. At March 31, 2006, the ratios were 5.63% and 7.07%, respectively.
**	Average debt outstanding and per share is calculated from July 8, 2005 (the date of the Company’s first borrowing from its revolving credit facility) through March 31, 2006, and average debt per share is calculated as average debt outstanding divided by the average shares outstanding during the period (in 000’s).

CAPITALIZATION

The following table sets forth our cash and capitalization as of June 30, 2007 (1) on an actual basis and (2) as adjusted to reflect the effects of the sale of              shares of our common stock in this offering at an offering price of $              per share. You should read this table together with “Use of Proceeds” and “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in this prospectus supplement and our financial statements and notes thereto, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in the accompanying prospectus.

All amounts in thousands, except per share data

As of June 30, 2007
	Actual	As Adjusted for 2007 Offering
Cash and cash equivalents	$	$
Total assets	$	$
Borrowings under senior credit facility	$	$(2)
Common stock, par value $0.001 per share; shares authorized, 103,507,766 shares issued and outstanding, shares issued and outstanding, as adjusted, respectively	$	$
Capital in excess of par value	$	$
Distributable earnings (1)	$	$
Total stockholders’ equity	$	$
Total capitalization	$	$

(1)	Includes cumulative net investment income or loss, cumulative amounts of gains and losses realized from investment and foreign currency transactions and net unrealized appreciation or depreciation of investments and foreign currencies, and distributions paid to stockholders other than tax return of capital distributions. Distributable earnings is not intended to represent amounts we may or will distribute to our stockholders.
(2)	As described under “Use of Proceeds,” we intend to use a part of the net proceeds from this offering initially to repay a portion of the borrowings outstanding under our senior credit facility. We have not yet determined how much of the net proceeds of this offering will be used for this purpose and, as a result, we have not reflected the consequences of such repayment in this table.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus supplement constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

We generally use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus supplement on information available to us on the date of this prospectus supplement, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

INTERIM MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

Apollo Investment was incorporated under the Maryland General Corporation Law in February 2004. We have elected to be treated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, for federal income tax purposes we have elected to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended. Pursuant to this election and assuming we qualify as a RIC, we generally do not have to pay corporate-level federal income taxes on any income we distribute to our stockholders. On April 8, 2004, we completed our initial public offering and commenced operations on April 8, 2004 upon receipt of $870 million in net proceeds from our initial public offering of common stock. Since then we have raised an additional $              million in net proceeds from additional offerings of common stock.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” The SEC recently adopted new rules under the 1940 Act to expand the definition of “eligible portfolio company” to include all private companies and companies whose securities are not listed on a national securities exchange. The new rules also will permit us to include as qualifying assets certain follow-on investments in companies that were eligible portfolio companies at the time of initial investment but that no longer meet the definition. The new rules became effective November 30, 2006. These new rules have clarified that we are not required to determine the eligibility of a portfolio company by reference to whether or not it has outstanding marginable securities.

In addition to the adoption of the rules described above, the SEC also proposed for comment a rule that would include as eligible portfolio companies certain public companies that have listed their securities on a national securities exchange, as long as their public float and/or market capitalization are below a specified level. We will continue to monitor closely any developments with respect to the definition of eligible portfolio company, and intend to adjust our investment focus as needed to comply with and/or take advantage of the new rules as well as any other relevant regulatory, legislative, administrative or judicial actions of which we become aware.

Revenue

We generate revenue primarily in the form of interest income from the debt securities we hold and dividends and capital gains, if any, on investment securities that we may acquire in portfolio companies. Our debt investments, whether in the form of mezzanine or senior secured loans, generally have a stated term of five to ten years and bear interest at a fixed rate or a floating rate usually determined on the basis of a benchmark: LIBOR, EURIBOR, GBP LIBOR, or the prime rate. While subordinated debt and corporate notes typically accrue interest at fixed rates, some of these investments may include zero coupon, payment-in-kind (“PIK”) and/or step bonds that accrue income on a constant yield to call or maturity basis. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments provide for deferred interest payments or PIK. The principal amount of the debt securities and any accrued but unpaid interest generally becomes due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring and/or diligence fees, fees for providing managerial assistance and, if applicable, consulting fees, etc.

Expenses

All investment professionals of the AIM and their staff, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of that personnel which is allocable to those services are provided and paid for by AIM. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	investment advisory and management fees;

•

expenses incurred by AIM payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

•	calculation of our net asset value (including the cost and expenses of any independent valuation firm);

•	direct costs and expenses of administration, including auditor and legal costs;

•	costs of preparing and filing reports or other documents with the SEC;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	registration and listing fees;

•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	taxes;

•	independent directors’ fees and expenses;

•	marketing and distribution-related expenses;

•	the costs of any reports, proxy statements or other notices to stockholders, including printing and postage costs;

•	our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	organization and offering; and

•

all other expenses incurred by us or AIA in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.

We expect our general and administrative operating expenses related to our ongoing operations to remain generally stable or decline slightly as a percentage of our assets in future periods. Incentive fees, interest expense and costs relating to future offerings of securities would be additive.

Portfolio and Investment Activity

During the three months ended June 30, 2007, we invested $738.6 million across 13 new and 5 existing portfolio companies. Included in the $738.6 million is our $208 million investment in the preferred and common equity of Grand Prix Holdings, LLC (Innkeepers USA) on June 29, 2007. This compares to investing $286.8 million in 4 new and 5 existing portfolio companies for the three months ended June 30, 2006. Investments sold or prepaid during the three months ended June 30, 2007 totaled $346.9 million versus $124.1 million for the three months ended June 30, 2006.

At June 30, 2007, our net portfolio consisted of 64 portfolio companies and was invested 56% in subordinated debt, 6% in preferred equity, 16% in common equity and warrants and 22% in senior secured loans versus 48 portfolio companies invested 63% in subordinated debt, 3% in preferred equity, 9% in common equity and warrants, and 25% in senior secured loans at June 30, 2006.

The weighted average yields on our subordinated debt portfolio, senior secured loan portfolio and total debt portfolio were 13.1%, 11.9% and 12.8%, respectively, at June 30, 2007 versus 13.6%, 12.7% and 13.3%, respectively, at June 30, 2006.

Senior secured loans and European mezzanine loans typically accrue interest at variable rates determined on the basis of a benchmark: LIBOR, EURIBOR, GBP LIBOR, or the prime rate, with stated maturities at origination that typically range from 5 to 10 years. While subordinated debt issued within the United States will typically accrue interest at fixed rates, some of these investments may include zero-coupon, PIK and/or step bonds that accrue income on a constant yield to call or maturity basis. At June 30, 2007, 66% or $1.6 billion of our debt portfolio was fixed rate debt and 34% or $830.7 million was floating rate debt. At June 30, 2006, 55% or $903.8 million of our interest-bearing portfolio is fixed rate debt and 45% or $725.9 million is floating rate debt.

Critical Accounting Policies

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements.

Valuation of Portfolio Investments

As a BDC, we generally invest in illiquid securities including debt and equity securities of middle market companies. Under procedures established by our board of directors, we value investments, including certain subordinated debt, senior secured debt and other debt securities with maturities greater than 60 days, for which market quotations are readily available at such market quotations unless they are not deemed to represent fair value. We obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors pursuant to a valuation policy and a consistently applied valuation process utilizing the input of the investment adviser, independent valuation firms and the audit committee. Such determination of fair values may involve subjective judgments and estimates. Investments purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates value. With respect to unquoted securities (or when market quotations are not deemed to represent fair value), our board of directors, together with our independent valuation adviser, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, our board will use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Because we expect that there will not be a readily available market for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available or when such market quotations are not deemed to represent fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	Preliminary valuation conclusions are then documented and discussed with our senior management;

•	Independent valuation firms engaged by our board of directors conduct independent appraisals and review management’s preliminary valuations and their own independent assessment;

•

The audit committee of our board of directors reviews the preliminary valuation of our investment adviser and that of the independent valuation firms and responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

•

The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firms and the audit committee.

For more information, see “Business—Investment selection—Valuation process” in the accompanying prospectus.

Revenue Recognition

We record interest and dividend income on an accrual basis to the extent that we expect to collect such amounts. For loans and securities with contractual PIK interest or dividends, which represents contractual interest or dividends accrued and added to the loan balance that generally becomes due at maturity, we may not accrue PIK income if the portfolio company valuation indicates that the PIK income is not collectible. We do not accrue as a receivable interest or dividends on loans and securities if we have reason to doubt our ability to collect such income. Loan origination fees, original issue discount, and market discount are capitalized and then we amortize such amounts as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Within the context of these critical accounting policies, we are not currently aware of any reasonably likely events or circumstances that would result in materially different amounts being reported.

RESULTS OF OPERATIONS

Results comparisons are for the three months ended June 30, 2007 and June 30, 2006.

Investment Income

For the three months ended June 30, 2007 and June 30, 2006, gross investment income totaled $88.9 million and $55.9 million, respectively. The increase in investment income for the three months ended June 30, 2007 was primarily due to the growth of our investment portfolio as compared to the previous period and the receipt of a $10.0 million structuring fee related to our investment in Grand Prix Holdings, LLC. Origination and commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans and accelerated into interest income upon exit, as applicable.

Expenses

Net expenses totaled $34.2 million and $24.1 million, respectively, for the three months ended June 30, 2007 and June 30, 2006, of which $10.8 million and $7.9 million, respectively, were performance-based incentive fees and $7.6 million and $5.6 million, respectively, were interest and other credit facility expenses. Included in the $10.8 million in performance-based incentive fees for the quarter ended June 30, 2007 is a reduction of $2.3 million from the previous quarter’s net realized capital gain incentive fee accrual. The current accrual for the net realized capital gain incentive fee is $19.0 million. Expenses exclusive of performance-based incentive fees, interest, and other credit facility expenses for the three months ended June 30, 2007 and June 30, 2006 were $15.7 million and $10.6 million, respectively. Of these expenses, general and administrative expenses totaled $2.8 million and $2.1 million, respectively, for the three months ended June 30, 2007 and June 30, 2006. Expenses consist of base investment advisory and management fees, insurance expenses, administrative services expenses, professional fees, directors’ fees, audit and tax services expenses, and other general and administrative expenses. The increase in net expenses was primarily due to an increase in base management fees and performance-based incentive fees, as well as other general and administrative expenses related to the growth of our investment portfolio as compared to the previous period.

Net Investment Income

Our net investment income totaled $54.8 million and $31.7 million or $0.53 per share and $0.39 per share, respectively, for the three months ended June 30, 2007 and June 30, 2006.

Net Realized Gains/Losses

We had investment sales and prepayments totaling $346.9 million and $124.1 million, respectively, for the three months ended June 30, 2007 and June 30, 2006. Net realized losses for the three months ended June 30, 2007 were $20.7 million versus losses of $3.0 million for the three months ended June 30, 2006. Included in the $20.7 million loss for the three months ended June 30, 2007 is a loss of $21.4 million resulting from the sale of our interest in Diam International during the quarter.

Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies

For the three months ended June 30, 2007 and June 30, 2006, the Company’s investments, foreign currencies and other assets and liabilities had a net increase in appreciation of $143.7 million and $42.4 million, respectively. A primary component of the $143.7 million was an increase in appreciation on our investment in GS Prysmian Co-Invest LP. At June 30, 2007, net unrealized appreciation totaled $235.9 million, of which $252.5 million was attributable to net unrealized appreciation on our subordinated debt, preferred stock and private equity and $16.6 million was attributable to net unrealized depreciation on our bank debt/senior secured debt (after considering the effects of foreign currency borrowing/hedging for our non-U.S. investments).

Net Increase in Net Assets from Operations

For the three months ended June 30, 2007 and June 30, 2006, the Company had a net increase in net assets resulting from operations of $177.7 million and $71.2 million, respectively. The net change in net assets from operations per share was $1.72 and $0.88, respectively, for the three months ended June 30, 2007 and June 30, 2006.

Liquidity and Capital Resources

Our liquidity and capital resources are generated primarily through our senior secured, multi-currency $1.7 billion, five-year, revolving credit facility maturing in April 2011 as well as from cash flows from operations, including investment sales and prepayments of senior and subordinated loans and income earned from investments and cash equivalents. At June 30, 2007, we had $791 million in borrowings outstanding and had $909 million available for additional borrowings. In the future, we may raise additional equity or debt capital from this and other offerings, or may securitize a portion of our investments. We may also further access $300 million of additional credit commitments available to us under the terms of its existing credit facility and as the Company’s equity capital base grows. The primary use of funds will be investments in portfolio companies, cash distributions to our shareholders and for other general corporate purposes.

	Payments due by Period (dollars in millions)
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Senior Secured Revolving Credit Facility (1)	$791	$—	$—	$791	$—

(1)	At June 30, 2007, $909 million remained unused under our senior secured revolving credit facility.

Contractual Obligations

We have entered into two contracts under which we have future commitments: the investment advisory and management agreement, pursuant to which Apollo Investment Management has agreed to serve as our investment adviser, and the administration agreement, pursuant to which Apollo Administration has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. Payments under the investment advisory and management agreement are equal to (1) a percentage of the value of our gross assets and (2) a two-part incentive fee. Payments under the administration agreement are equal to an amount based upon our allocable portion of AIA’s overhead in performing its obligations under the administration agreement, including rent, technology systems, insurance and our allocable portion of the costs of our chief financial officer and chief compliance officer and their respective staffs. Either party may terminate each of the investment advisory and management agreement and administration agreement without penalty upon not more than 60 days’ written notice to the other. Please see Note 3 within our financial statements for more information.

Off-balance Sheet Arrangements

On February 28, 2007, the Company entered into Senior Secured Term Loan agreements with Gray Wireline Service Inc., resulting in investments of $40 million in a First Out Term Loan and $70 million in a Second Out Term Loan. In connection with the transaction, the Company also committed to $27.5 million of additional delay draw commitments under the term loans subject to various contingencies and draw down tests. As of June 30, 2007, the Company has $13.0 million of delay draw commitments remaining after the transfer of our interest in the First Out Term Loan and the associated $7.0 million of delay draw commitments during the quarter. Additionally, $7.5 million was drawn by Gray Wireline from the delay draw second out commitment and is reflected in our current $77.5 million position.

At June 30, 2007, we did not have any additional off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than the investment advisory and management agreement and the administration agreement described above.

Dividends

Dividends paid to stockholders for the three months ended June 30, 2007 and June 30, 2006 totaled $52.8 million or $0.51 per share versus $36.5 million or $0.45 per share, respectively. Tax characteristics of all dividends will be reported to shareholders on Form 1099 after the end of the calendar year.

We expect to continue to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors.

We have elected to be taxed as a RIC under Subchapter M of the Internal Revenue Code of 1986. To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends.

We may not be able to achieve operating results that will allow us to make dividends and distributions at a specific level or to increase the amount of these dividends and distributions from time to time. In addition, we may be limited in our ability to make dividends and distributions due to the asset coverage test for borrowings when applicable to us as a business development company under the 1940 Act and due to provisions in current or future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our RIC status. We cannot assure stockholders that they will receive any dividends and distributions or dividends and distributions at a particular level.

With respect to the dividends paid to stockholders, income from origination, commitment and certain other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly, distributed to stockholders. For the three months ended June 30, 2007, we received upfront fees totaling $0.1 million, which are being amortized into income over the lives of their respective loans. For the three months ended June 30, 2006, we received upfront fees totaling $2.7 million.

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. During the three months ended June 30, 2007, many of the loans in our portfolio had floating interest rates. These loans are usually based on a floating LIBO rate and typically have durations of one to six months after which they reset to current market interest rates. As the percentage of our mezzanine and other subordinated loans increase as a percentage of our total investments, we expect that more of the loans in our portfolio will have fixed rates. Accordingly, we may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments. During the three months ended June 30, 2007, we did not engage in interest rate hedging activities.

UNDERWRITING

[                    ] is acting as representative of a syndicate of underwriters. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Underwriter	Number of Shares
Total

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to certain conditions precedent, including the absence of any material adverse change in our business and the receipt of certain certificates, opinions and letters from us, our counsel and our independent registered public accounting firm. The underwriters are committed to purchase all shares included in this offering, other than those shares covered by the over-allotment option described below, if they purchase any of the shares.

The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $             per share. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and the other selling terms.

The common stock is quoted on the Nasdaq Global Select Market under the symbol “AINV”.

We estimate that our portion of the total expenses of this offering will be $            . In addition, the underwriters have agreed to pay certain of our expenses associated with this offering.

As described under “Use of Proceeds,” we intend to use a part of the net proceeds from this offering to repay a portion of the borrowings outstanding under our senior credit facility. Affiliates of each of [            ] and certain of the other underwriters are lenders under such credit facility and therefore will receive a portion of the net proceeds from this offering through the repayment of those borrowings. Accordingly, this offering is being made pursuant to FINRA Rule 2710(h).

The underwriters have performed investment banking and advisory services for us from time to time for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

This offering is being conducted in accordance with Rule 2710 of the FINRA Rules of Conduct.

The principal business address of [            ] is [            ].

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Apollo Investment by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY, and Venable LLP, Baltimore, MD. Certain legal matters will be passed upon for the underwriters by                     .

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The consolidated financial statements as of March 31, 2007 and for period ended March 31, 2006, have been included in the base prospectus in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, located at PWC Center, 300 Madison Avenue, New York, New York 10017, appearing in the base prospectus, and upon the authority of said firm as experts in accounting and auditing.

INTERIM FINANCIAL STATEMENTS

APOLLO INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except per share amounts)

	June 30, 2007 (unaudited)	March 31, 2007
Assets
Non-controlled/non-affiliated investments, at value (cost - $2,426,379 and $2,244,400, respectively)	2,680,884	$2,348,981
Controlled investments, at value (cost - $208,000 and $0, respectively)	$208,000	—
Cash equivalents, at value (cost - $741,518 and $1,089,792, respectively)	741,517	1,089,792
Cash	36,089	7,326
Foreign currency (cost - $1,799 and $832, respectively)	1,800	834
Interest receivable	37,703	35,217
Receivable for investments sold	—	28,248
Dividends receivable	9,412	6,987
Prepaid expenses and other assets	6,150	5,833

Total assets	$3,721,555	$3,523,218

Liabilities
Payable for investments and cash equivalents purchased	$897,828	$1,134,561
Credit facility payable (see note 7)	791,384	492,312
Management and performance-based incentive fees payable (see note 3)	45,097	43,579
Interest payable	2,392	1,848
Interest purchased payable	356	—
Accrued administrative expenses	53	200
Other accrued expenses	1,130	970

Total liabilities	$1,738,240	$1,673,470

Net Assets
Common stock, par value $.001 per share, 400,000 and 400,000 common shares authorized, respectively, and 103,900 and 103,508 issued and outstanding, respectively	$104	$104
Paid-in capital in excess of par (see note 2g)	1,681,825	1,673,191
Distributions in excess of net investment income (see note 2g)	(14,313)	(16,283)
Accumulated net realized gain (see note 2g)	79,750	100,494
Net unrealized appreciation	235,949	92,242

Total Net Assets	$1,983,315	$1,849,748

Total liabilities and net assets	$3,721,555	$3,523,218

Net Asset Value Per Share	$19.09	$17.87

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS (unaudited)

(in thousands, except per share amounts)

	Three months ended
	June 30, 2007	June 30, 2006
INVESTMENT INCOME:
From non-controlled/non-affilated investments:
Interest	$74,550	$49,023
Dividends	4,026	6,356
Other income	320	482
From controlled investments:
Dividends	50	—
Other income	10,000	—

Total investment income	88,946	55,861

EXPENSES:
Management fees	$12,996	$8,476
Performance-based incentive fees (see note 3)	10,835	7,936
Interest and other credit facility expenses	7,607	5,631
Administrative services expense	1,461	968
Other general and administrative expenses	1,350	1,118

Total expenses	34,249	24,129
Expense offset arrangement (see note 8)	(61)	(12)

Net expenses	34,188	24,117

Net investment income	$54,758	$31,744

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CASH EQUIVALENTS AND FOREIGN CURRENCIES:
Net realized gain (loss):
Investments and cash equivalents	(17,000)	195
Foreign currencies	(3,743)	(3,203)

Net realized gain (loss)	(20,743)	(3,008)

Net change in unrealized gain (loss):
Investments and cash equivalents	149,922	55,490
Foreign currencies	(6,215)	(13,070)

Net change in unrealized gain (loss)	143,707	42,420

Net realized and unrealized gain (loss) from investments, cash equivalents and foreign currencies	122,964	39,412

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$177,722	$71,156

EARNINGS PER COMMON SHARE (see note 5)	$1.72	$0.88

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

(in thousands, except shares)

	Three months ended June 30, 2007 (unaudited)	Year ended March 31, 2007
Increase in net assets from operations:
Net investment income	$54,758	$125,318
Net realized gains	(20,743)	132,882
Net change in unrealized gain	143,707	53,966

Net increase in net assets resulting from operations	177,722	312,166

Dividends and distributions to shareholders:	(52,789)	(168,449)

Capital share transactions:
Net proceeds from shares sold	—	443,605
Less offering costs	—	(986)
Reinvestment of dividends	8,634	33,557

Net increase in net assets from capital share transactions	8,634	476,176

Total increase in net assets:	133,567	619,893

Net assets at beginning of period	$1,849,748	$1,229,855

Net assets at end of period	$1,983,315	$1,849,748

Capital share activity
Shares sold	—	20,700,000
Shares issued from reinvestment of dividends	392,488	1,615,812

Net increase in capital share activity	392,488	22,315,812

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

STATEMENTS OF CASH FLOWS (unaudited)

(in thousands)

	Three months ended
	June 30, 2007	June 30, 2006
Cash Flows from Operating Activities:
Net Increase in Net Assets Resulting from Operations	$177,722	$71,156
Adjustments to reconcile net increase:
Purchase of investment securities	(763,189)	(300,995)
Proceeds from disposition of investment securities	356,253	121,947
Decrease from foreign currency transactions	(3,743)	(3,203)
Increase in interest and dividends receivable	(4,957)	(2,966)
Decrease (increase) in prepaid expenses and other assets	(317)	1,269
Increase in management and performance-based incentive fee payable	1,517	3,562
Increase in interest payable	543	1,858
Increase (decrease) in accrued expenses	14	(1,006)
Decrease in payable for investments and cash equivalents purchased	(236,353)	(228,332)
Decrease in receivables for securities sold	28,248	17,261
Net change in unrealized appreciation on investments, cash equivalents, foreign currencies and other assets and liabilities	(143,707)	(42,420)
Net realized loss on investments and cash equivalents	20,744	3,008

Net Cash Used by Operating Activities	(567,225)	(358,861)

Cash Flows from Financing Activities:
Dividends paid in cash	(44,154)	(28,729)
Borrowings under credit facility	829,192	407,763
Repayments under credit facility	(536,357)	(209,500)

Net Cash Provided by Financing Activities	$248,681	$169,534

NET DECREASE IN CASH AND CASH EQUIVALENTS	$(318,544)	$(189,327)

Effect of exchange rates on cash balances	(1)	8

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,097,952	904,959

CASH AND CASH EQUIVALENTS, END OF PERIOD	$779,407	$715,640

Non-cash financing activities consist of the reinvestment of dividends totaling $8,634 and $7,807, respectively (in thousands).

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited)

(in thousands except share and per share amounts)

Note 1. Organization

Apollo Investment Corporation (“Apollo Investment”, the “Company”, or “We”), a Maryland corporation organized on February 2, 2004, is a closed-end, non-diversified management investment company that has filed an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940. In addition, for tax purposes we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of mezzanine and senior secured loans, each of which may include an equity component, and, to a lesser extent, by making direct equity investments in such companies.

Apollo Investment commenced operations on April 8, 2004 receiving net proceeds of $870.15 million from initial public offering selling 62,000,000 shares of its common stock at a price of $15.00 per share, less an underwriting discount and commissions totaling $0.9375 per share.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Interim financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 6 or 10 of Regulation S-X, as appropriate. The opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim period, have been included.

The significant accounting policies consistently followed by Apollo Investment are:

(a)	Security transactions are accounted for on the trade date;

(b)	Investments for which market quotations are readily available are valued at such market quotations if they are deemed to represent fair value; debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Subordinated debt, senior secured debt and other debt securities with maturities greater than 60 days are valued by an independent pricing service, at the mean between the bid and ask prices from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer) or by an independent third party valuation firm. With respect to certain private equity securities, each investment is valued by independent third party valuation firms using methods that may, among other measures and as applicable, include comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our private equity valuation. Because we expect that there is no readily available market value for many of the investments in our portfolio, we expect to value such investments at fair value as determined in good faith by or under the direction of our Board of Directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

With respect to our investments for which market quotations are not readily available, our Board of Directors undertakes a multi-step valuation process each quarter, as described below:

(1)	the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2)	preliminary valuation conclusions are then documented and discussed with our senior management;

(3)	independent valuation firms engaged by our board of directors conduct independent appraisals and review management’s preliminary valuations and their own independent assessment;

(4)	the audit committee of our board of directors reviews the preliminary valuation of our investment adviser and that of the independent valuation firms and responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

(5)	the board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair values involves subjective judgments and estimates. Accordingly, these notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

(c)	Investments purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates value.

(d)	Gains or losses on the sale of investments are calculated by using the specific identification method.

(e)	Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination and/or commitment fees associated with debt investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination and/or commitment fees are recorded as interest income. Structuring fees are recorded as other income when earned.

(f)	The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income taxes. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. The Company will accrue excise tax on estimated excess taxable income as required.

(g)	Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts annually. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

(h)	Dividends and distributions to common stockholders are recorded as of record date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

(i)	The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Company’s investments in foreign securities may involve certain risks such as foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.

(j)	The Company may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled.

(k)	The Company records origination expenses related to its multi-currency credit facility as prepaid assets. These expenses are deferred and amortized using the straight-line method over the stated life of the facility.

(l)	The Company records registration expenses related to Shelf filings as prepaid assets. These expenses are charged as a reduction of capital upon utilization, in accordance with Section 8.24 of the AICPA Audit and Accounting Guide for Investment Companies.

(m)	Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, are likely to remain current.

(n)	In June 2006, the Financial Accounting Standards Board issued FASB Interpretation No. (“FIN”) 48, Accounting for Uncertainty in Income Taxes. FIN 48 is effective for financial statements issued for fiscal years beginning after December 15, 2006. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This interpretation requires recognition of the impact of a tax position if that position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. In addition, FIN 48 provides measurement guidance whereby a tax position that meets the more-likely-than-not recognition threshold is calculated to determine the amount of benefit to recognize in the financial statements. At this time, we do not believe that FIN 48 has a material impact on the Company’s financial condition or results of operations. If the tax law requires interest and/or penalties to be paid on an underpayment of income taxes, interest and penalties will be classified as income taxes on our financial statements, if applicable.

(o)	In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which assists in clarifying the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Company is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

Note 3. Agreements

Apollo Investment has an Investment Advisory and Management Agreement with the Investment Adviser, Apollo Investment Management, L.P., under which the Investment Adviser, subject to the overall supervision of Apollo Investment’s Board of Directors, will manage the day-to-day operations of, and provide investment advisory services to, Apollo Investment. For providing these services, the Investment Adviser receives a fee from Apollo Investment, consisting of two components—a base management fee and an incentive fee. The base management fee is determined by taking the average value of Apollo Investment’s gross assets at the end of the two most recently completed calendar quarters calculated at an annual rate of 2.00%. The incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on Apollo Investment’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus Apollo Investment’s operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Apollo Investment’s net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. Apollo Investment pays the Investment Adviser an incentive fee with respect to Apollo Investment’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Apollo Investment’s pre-incentive fee net investment income does not exceed the hurdle rate; (2) 100% of Apollo Investment’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter; and (3) 20% of the amount of Apollo Investment’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as-of the termination date), commencing on December 31, 2004, and will equal 20% of Apollo Investment’s cumulative realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the advisor.

For the three months ended June 30, 2007 and June 30, 2006, the Investment Adviser received $12,996 and $8,476, respectively, in base investment advisory and management fees and $13,119 and $7,936, respectively, in performance-based net investment income incentive fees from Apollo Investment. At June 30, 2007 and March 31, 2007, the Company had a payable for the net realized capital gains based incentive fee of $18,982 and $21,266, respectively. At June 30, 2007, the Company reduced its accrual for the net realized capital gains based incentive fee by $2,284. The amount actually payable by the Company will be determined as-of the end of the calendar year.

Apollo Investment has also entered into an Administration Agreement with Apollo Investment Administration, LLC (the “Administrator”) under which the Administrator provides administrative services for Apollo Investment. For providing these services, facilities and personnel, Apollo Investment reimburses the Administrator for Apollo Investment’s allocable portion of overhead and other expenses incurred by Apollo Administration in performing its obligations under the Administration Agreement, including rent and Apollo Investment’s allocable portion of its chief financial officer and chief compliance officer and their respective staffs. The Administrator will also provide, on Apollo Investment’s behalf, managerial assistance to those portfolio companies to which Apollo Investment is required to provide such assistance.

For the three months ended June 30, 2007 and June 30, 2006, the Administrator was reimbursed $1,408 and $792, respectively, from Apollo Investment on the $1,461 and $968, respectively, of expenses accrued under the Administration Agreement.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

On April 14, 2005, Apollo Investment entered into an $800 million Senior Secured Revolving Credit Agreement (the “Facility”), among Apollo Investment, the lenders party thereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent for the lenders. Effective December 29, 2005, lenders provided additional commitments in the amount of $100 million, increasing the total facility size to $900 million on the same terms and conditions as the existing commitments. On March 31, 2006, Apollo Investment Corporation amended and restated its $900 million senior secured, multi-currency, revolving credit facility due April 14, 2010. The amended Facility increased total commitments outstanding to $1.25 billion and extended the maturity date to April 13, 2011. The amended Facility also permits Apollo to seek additional commitments from new and existing lenders in the future, up to an aggregate amount not to exceed $2 billion. In February 2007, Apollo Investment increased total commitments to $1.7 billion under the Facility with the same terms. Pricing remains at 100 basis points over LIBOR. The Facility is used to supplement Apollo’s equity capital to make additional portfolio investments and for general corporate purposes. From time to time, certain of the lenders provide customary commercial and investment banking services to affiliates of Apollo Investment. JPMorgan also serves as custodian and fund accounting agent for Apollo Investment.

Note 4. Net Asset Value Per Share

At June 30, 2007, the Company’s total net assets and net asset value per share were $1,983,315 and $19.09, respectively. This compares to total net assets and net asset value per share at March 31, 2007 of $1,849,748 and $17.87, respectively.

Note 5. Earnings Per Share

The following information sets forth the computation of basic and diluted per share net increase in net assets resulting from operations for the three months ended June 30, 2007 and June 30, 2006, respectively:

	Three months ended June 30, 2007	Three months ended June 30, 2006
Numerator for increase in net assets per share:	$177,722	$71,156
Denominator for basic and diluted weighted average shares:	103,520,705	81,201,032
Basic and diluted net increase in net assets per share resulting from operations:	$1.72	$0.88

Note 6. Investments

Investments and cash equivalents consisted of the following as of June 30, 2007 and June 30, 2006, respectively:

	June 30, 2007		June 30, 2006
	Cost	Fair Value	Cost	Fair Value
Subordinated Debt/Corporate Notes	$1,557,368	$1,603,530	$1,096,295	$1,122,652
Preferred Equity	175,878	185,146	47,229	48,191
Common Equity/Partnership Interests	244,823	452,286	85,685	157,762
Warrants	3,514	11,435	1,182	4,011
Bank Debt/Senior Secured Loans	652,796	636,487	468,896	458,834
Cash Equivalents	741,518	741,517	711,561	711,561

Totals	$3,375,897	$3,630,401	$2,410,848	$2,503,011

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

Note 7. Foreign Currency Transactions and Translations

At June 30, 2007, the Company had outstanding non-U.S. borrowings on its $1.7 billion multicurrency revolving credit facility denominated in euros, pounds sterling, and Canadian dollars. Unrealized appreciation or depreciation on these outstanding borrowings is indicated in the table below:

Foreign Currency	Local Currency		Original Borrowing Cost	Current Value	Reset Date	Appreciation (Depreciation)
Pounds Sterling		£2,500	4,957	5,016	8/10/2007	(59)
Canadian Dollar	C$	29,700	25,161	27,920	8/16/2007	(2,759)
Euro		€42,500	56,599	57,398	8/21/2007	(799)
Euro		€45,000	60,581	60,775	8/22/2007	(194)
Euro		€45,525	55,071	61,484	8/22/2007	(6,413)
Canadian Dollar	C$	23,000	19,684	21,622	8/29/2007	(1,938)
Euro		€25,061	30,246	33,846	8/29/2007	(3,600)
Canadian Dollar	C$	22,500	19,189	21,151	9/5/2007	(1,962)
Euro		€3,000	4,037	4,052	9/10/2007	(15)
Euro		€140,000	188,503	189,077	9/28/2007	(574)
Pounds Sterling		£6,750	13,266	13,543	9/28/2007	(277)

			$477,294	$495,884		$(18,590)

At March 31, 2007, the Company had outstanding non-US borrowings on its $1.7 billion multicurrency revolving credit facility denominated in euros, pounds sterling, and Canadian dollars. Unrealized appreciation or depreciation on these outstanding borrowings is indicated in the table below:

Foreign Currency	Local Currency		Original Borrowing Cost	Current Value	Reset Date	Appreciation (Depreciation)
Euro		€1,000	$1,330	$1,331	4/23/2007	$(1)
Canadian Dollar	C$	29,700	25,161	25,744	5/16/2007	(583)
Euro		€58,050	74,664	77,273	5/21/2007	(2,609)
Euro		€42,500	56,599	56,574	5/21/2007	25
Euro		€45,525	55,071	60,601	5/22/2007	(5,530)
Euro		€25,061	30,246	33,360	5/29/2007	(3,114)
Canadian Dollar	C$	23,000	19,684	19,937	5/29/2007	(253)
Canadian Dollar	C$	22,500	19,189	19,503	6/20/2007	(314)
British Pound		£6,750	13,265	13,239	6/23/2007	26

			$295,209	$307,562		$(12,353)

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

Note 8. Expense Offset Arrangement

The Company benefits from an expense offset arrangement with JPMorgan Chase Bank, N.A. (“custodian bank”) whereby the Company earns credits on any uninvested US dollar cash balances held by the custodian bank. These credits are applied by the custodian bank as a reduction of the monthly custody fees charged to the Company. The total amount of credits earned during the three months ended June 30, 2007 and June 30, 2006 is $61 and $12, respectively.

Note 9. Cash Equivalents

Pending investment in longer-term portfolio holdings, Apollo Investment makes temporary investments in U.S. Treasury bills (of varying maturities) and repurchase agreements as outlined in our prospectus. These temporary investments are deemed cash equivalents by us and are included in our Schedule of Investments. At the end of each fiscal quarter, the Company typically takes proactive steps to prospectively preserve investment flexibility in the next quarter which is assessed against the Company’s total assets at its most recent quarter end. The Company can accomplish this in many ways including its current practice of purchasing U.S. Treasury bills and closing out its position on a net cash basis subsequent to quarter end. The Company may also utilize repurchase agreements or other balance sheet transactions as it deems appropriate for this purpose and these amounts are excluded from total assets for purposes of computing the asset base upon which the management fee is determined. U.S. Treasury bills with maturities of greater than 60 days from the time of purchase are marked-to-market as per our valuation policy. U.S. Treasury bills settle “regular way” on trade date plus one.

Note 10. Repurchase Agreements

The Company enters into repurchase agreements as part of its investment program. The Company’s custodian takes possession of collateral pledged by the counterparty. The collateral is marked-to-market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. In the event of default of the obligor to repurchase, the Company has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. There were no repurchase agreements outstanding at June 30, 2007 or March 31, 2007.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

Note 11. Financial Highlights

The following is a schedule of financial highlights for the three months ended June 30, 2007 and the year ended March 31, 2007:

	Three months ended June 30, 2007 (unaudited)	Year ended March 31, 2007
Per Share Data:
Net asset value, beginning of period	$17.87	$15.15

Net investment income	0.53	1.49
Net realized and unrealized gain	1.19	2.11

Net increase in net assets resulting from operations	1.72	3.60
Dividends to shareholders (1)	(0.51)	(1.96)
Effect of anti-dilution	0.01	1.09
Offering costs	—	(0.01)

Net asset value at end of period	$19.09	$17.87

Per share market value at end of period	$21.52	$21.40
Total return (2)	2.89%	31.70%
Shares outstanding at end of period	103,900,254	103,507,766

Ratio/Supplemental Data:
Net assets at end of period (in millions)	$1,983.3	$1,849.7

Ratio of net investment income to average net assets	2.96%	9.09%

Ratio of operating expenses to average net assets*	1.44%	7.73%

Ratio of credit facility related expenses to average net assets	0.41%	2.49%

Ratio of total expenses to average net assets*	1.85%	10.22%

Average debt outstanding	$445,624	$580,209
Average debt per share	$4.30	$6.76
Portfolio turnover ratio	14.0%	43.8%

(1)	Dividends and distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under accounting principles generally accepted in the United States of America.
(2)	Total return is based on the change in market price per share during the respective periods. Total return also takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan. Total return is not annualized.
*	The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets is 1.44% and 1.85%, respectively, at June 30, 2007, inclusive of the expense offset arrangement (see Note 8). At March 31, 2007, the ratios were 7.72% and 10.21%, respectively.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

Information about our senior securities is shown in the following table as of each year ended March 31 since the Company commenced operations, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility
Fiscal 2008 (through June 30, 2007)	$791,384	$3,506	$—	N/A
Fiscal 2007	$492,312	$4,757	$—	N/A
Fiscal 2006	$323,852	$4,798	$—	N/A
Fiscal 2005	$0	$0	$—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented (in 000’s).
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable, as senior securities are not registered for public trading.

Note 12. Credit Agreement and Borrowings

Under the terms of the amended and restated Credit Agreement dated March 31, 2006 (the “Facility”), the lenders agreed to extend credit to Apollo Investment in an aggregate principal or face amount not exceeding $1.25 billion at any one time outstanding. The amended Facility also permits Apollo to seek additional commitments from new and existing lenders in the future, up to an aggregate amount not to exceed $2 billion. In February 2007, we increased total commitments to $1.7 billion. The Facility is a five-year revolving facility (with a stated maturity date of April 14, 2011) and is secured by substantially all of the assets in Apollo Investment’s portfolio, including cash and cash equivalents. Pricing is set at 100 basis points over LIBOR. The Facility contains affirmative and restrictive covenants, including: (a) periodic financial reporting requirements, (b) maintaining minimum shareholders’ equity of the greater of (i) 40% of the total assets of Apollo Investment and its subsidiaries as at the last day of any fiscal quarter and (ii) the sum of (A) $300 million plus (B) 25% of the net proceeds from the sale of equity interests in Apollo Investment after the closing date of the Facility, (c) maintaining a ratio of total assets, less total liabilities (other than indebtedness) to total indebtedness, in each case of Apollo Investment and its subsidiaries, of not less than 2.0:1.0, (d) maintaining minimum liquidity, (e) limitations on the incurrence of additional indebtedness, (f) limitations on liens, (g) limitations on investments (other than in the ordinary course of Apollo Investment’s business), (h) limitations on mergers and disposition of assets (other than in the normal course of Apollo Investment’s business activities) and (i) limitations on the creation or existence of agreements that permit liens on properties of Apollo Investment’s subsidiaries. In addition to the asset coverage ratio described in clause (c) of the preceding sentence, borrowings under the Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in Apollo Investment’s portfolio. The Facility currently provides for the ability of Apollo Investment to seek additional commitments from lenders in an aggregate amount of up to $300 million. The Facility is used to supplement Apollo Investment’s equity capital to make additional portfolio investments and for other general corporate purposes.

The average debt outstanding on the credit facility was $445,624 and $418,020 for the three months ended June 30, 2007 and 2006, respectively. The maximum amount borrowed during the three months ended June 30, 2007 and 2006 was $791,384 and $558,998, respectively. The remaining amount available under the facility was $908,616 at June 30, 2007.

At June 30, 2007, the Company was in compliance with all financial and operational covenants required by the Facility.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited)

June 30, 2007

(in thousands)

Investments in Non-Controlled/Non-Affiliated Portfolio Companies	Industry	Par Amount*	Cost	Fair Value (1)
Subordinated Debt/Corporate Notes – 80.8%
Advanstar, Inc., L+700, 11/30/15	Media	$20,198	$20,199	$20,299
Advantage Sales & Marketing, Inc., 12.00%, 3/29/14	Grocery	30,773	30,233	30,773
ALM Media Holdings, Inc., 13.00%, 3/15/13 ♦	Publishing	21,319	21,190	21,319
ALM Media Group Holdings, Inc., 13.00%, 3/2/15 ♦	Publishing	65,343	65,343	65,343
AMH Holdings II, Inc. (Associated Materials), 13.625%, 12/1/14 ♦	Building Products	48,539	47,673	48,539
API Heat Transfer, Inc., 13.75%, 12/31/12	Manufacturing	26,953	26,560	26,953
Applied Systems, Inc., 13.50%, 6/19/14	Business Services	22,000	21,896	22,055
Arbonne Intermediate Holdco Inc. (Natural Products Group LLC), 13.50%, 6/19/14	Direct Marketing	63,023	62,837	63,023
Associated Materials, Inc., 0% / 11.25%, 3/1/14	Building Products	43,415	28,386	32,290
BNY ConvergEx Group, LLC, 14.00%, 10/2/14	Business Services	15,075	15,075	15,075
Brenntag Holding GmbH & Co. KG, E+900, 1/25/16	Chemicals	€15,616	18,546	21,339
Collect America, Ltd., 13.50%, 8/5/12 ♦	Consumer Finance	$36,320	35,728	36,320
Delta Educational Systems, Inc., 14.00%, 5/12/13	Education	18,619	17,993	18,619
DSI Renal Inc., 14.00%, 4/7/14	Healthcare	10,249	10,249	10,249
Dura-Line Merger Sub, Inc., 13.25%, 9/22/14	Telecommunications	39,814	39,034	39,813
Eurofresh, Inc., 0% / 14.50%, 1/15/14 ♦	Agriculture	26,504	19,060	18,619
Eurofresh, Inc., 11.50%, 1/15/13 ♦	Agriculture	50,000	50,000	50,125
European Directories (DH5) B.V., 15.735%, 7/1/16	Publishing	€2,349	2,875	3,188
European Directories (DH7) B.V., E+950, 7/1/15	Publishing	€15,489	18,993	21,024
FleetPride Corporation, 11.50%, 10/1/14 ♦	Transportation	$47,500	47,500	48,687
FPC Holdings, Inc. (FleetPride Corporation), 0% / 14.00%, 6/30/15 ♦	Transportation	37,846	29,355	29,803
General Nutrition Centers, Inc., L+450, 3/15/14 ♦	Retail	23,000	22,654	22,569
Hub International Holdings, 10.25%, 6/15/15 ♦	Insurance	20,000	20,000	19,483
Infor Lux Bond Company (Infor Global), L+800, 9/2/14	Business Services	7,799	7,799	8,072
KAR Holdings, Inc., 10.00%, 5/1/15	Transportation	10,000	10,000	9,800
Language Line Holdings, Inc., 0% / 14.125%, 6/15/13	Business Services	27,678	21,995	22,973
Language Line Inc., 11.125%, 6/15/12	Business Services	27,081	26,829	28,926
Latham Manufacturing Corp., 14.00%, 12/30/12	Leisure Equipment	34,210	33,671	34,210
Lexicon Marketing (USA), Inc., 13.25%, 5/11/13	Direct Marketing	28,482	28,482	28,482

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited) (continued)

June 30, 2007

(in thousands)

	Industry	Par Amount*		Cost	Fair Value (1)
Subordinated Debt/Corporate Notes – (continued)
LVI Services, Inc., 15.25%, 11/16/12	Environmental		$43,647	$43,647	$43,647
MW Industries, Inc., 13.00%, 5/1/14	Manufacturing		60,000	58,865	60,000
Neff Corp., 10.00%, 6/1/15 ♦	Rental Equipment		10,000	10,000	10,008
Nielsen Finance LLC, 0% / 12.50%, 8/1/16 ♦	Market Research		61,000	35,209	43,043
OTC Investors Corporation (Oriental Trading Company), 13.50%, 1/31/15	Direct Marketing		21,380	21,380	21,380
PBM Holdings, Inc., 13.50%, 9/29/13	Beverage, Food & Tobacco		17,723	17,723	17,767
Playpower Holdings Inc., 15.50%, 12/31/12 ♦	Leisure Equipment		66,913	66,913	66,913
Plinius Investments II B.V. (Casema), E+925, 9/13/16	Cable TV		€16,879	21,881	22,955
Pro Mach Merger Sub, Inc., 12.50%, 6/15/12	Machinery		$14,489	14,276	14,489
QHB Holdings LLC (Quality Home Brands), 13.50%, 12/20/13	Consumer Products		40,129	39,167	40,129
RSA Holdings Corp. of Delaware (American Safety Razor), 13.50%, 7/31/15	Consumer Products		39,592	39,592	39,592
Safety Products Holdings LLC, 11.75%, 1/1/12 ♦	Manufacturing		30,370	29,942	31,964
Serpering Investments B.V. (Casema), E+925, 9/13/16	Cable TV		€15,639	19,629	21,379
Sigmakalon Holdco B.V., E+1000, 12/31/15	Chemicals		€50,321	61,402	70,340
TL Acquisitions, Inc. (Thomson Learning), 0% / 13.25%, 7/15/15 ♦	Education		$52,000	40,088	39,152
TL Acquisitions, Inc. (Thomson Learning), 10.50%, 1/15/15 ♦	Education		40,000	39,490	38,817
TP Financing 2, Ltd. (Travelex), GBP L+725, 4/1/15	Financial Services		£9,268	17,876	18,930
Varel Distribution Canada, Inc., 11.50%, 3/2/12	Oil & Gas	CAD$	22,299	18,860	20,963
Varel Holdings, Inc., 14.00%, 4/30/12	Oil & Gas		$19,197	17,584	19,197
Varel International Ind., L.P., 11.50%, 10/31/11	Oil & Gas		47,000	46,163	47,000
Varietal Distribution, 10.25%, 7/15/15	Distribution		15,000	15,000	15,006
Varietal Distribution, 10.75%, 6/30/17	Distribution		21,875	21,219	21,602
WDAC Intermediate Corp., E+600, 11/29/15	Publishing		€33,000	44,337	44,818
Yankee Acquisition Corp., 9.75%, 2/15/17	Retail		$17,000	16,970	16,469

Total Subordinated Debt/Corporate Notes				$1,557,368	$1,603,530

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited) (continued)

June 30, 2007

(in thousands, except shares)

	Industry	Shares	Cost	Fair Value (1)
Preferred Equity – 5.5%
DSI Holding Company, Inc. (DSI Renal Inc.), 15.00%, 10/7/14	Healthcare	32,500	$31,804	$32,500
Exco Resources, Inc., 7.00%/9.00% (Convertible)	Oil & Gas	975	9,750	11,603
Exco Resources, Inc., 11.00%, 4/15/11	Oil & Gas	4,025	40,250	47,897
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 13.50%, 5/12/14	Education	12,360	11,041	12,360
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 12.50% (Convertible)	Education	3,325	3,325	2,841
LVI Acquisition Corp. (LVI Services, Inc.), 14.00%	Environmental	1,875	1,875	112
Varietal Distribution Holdings, LLC, 8.00%	Distribution	3,097	3,097	3,097

Total Preferred Equity			$101,142	$110,410

Common Equity/Partnership Interests – 16.1%
A-D Conduit Holdings, LLC (Duraline)	Telecommunications	2,778	$2,778	$2,778
AHC Mezzanine LLC (Advanstar)	Media	10,000	10,000	10,315
CA Holding, Inc. (Collect America, Ltd.)	Consumer Finance	25,000	2,500	3,127
DTPI Holdings, Inc. (American Asphalt & Grading)**	Infrastructure	200,000	2,000	—
FSC Holdings Inc. (Hanley Wood LLC) **	Media	10,000	10,000	15,009
Garden Fresh Restaurant Holding, LLC **	Retail	50,000	5,000	7,754
Gray Energy Services, LLC Class H (Gray Wireline)	Oil & Gas	1,081	2,000	2,270
Gryphon Colleges Corporation (Delta Educational Systems, Inc.) **	Education	175	175	—
GS Prysmian Co-Invest L.P. (Prysmian Cables & Systems) (2,3)	Industrial		1,934	165,310
Latham International, Inc. (fka Latham Acquisition Corp.) **	Leisure Equipment	33,091	3,309	3,925
LM Acquisition Ltd. (Lexicon Marketing Inc.) **	Direct Marketing	10,000	10,000	14,198
LVI Acquisition Corp. (LVI Services, Inc.) **	Environmental	6,250	625	—
MEG Energy Corp. (4) **	Oil & Gas	1,718,388	44,718	66,232
Prism Business Media Holdings, LLC	Media	68	14,947	22,645
Pro Mach Co-Investment, LLC **	Machinery	150,000	1,500	2,505
Sorenson Communications Holdings, LLC Class A	Consumer Services	454,828	45	2,926
Varietal Distribution Holdings, LLC Class A	Distribution	28,028	28	28

Total Common Equity and Partnership Interests			$111,559	$319,022

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited) (continued)

June 30, 2007

(in thousands, except warrants)

	Industry	Warrants	Cost	Fair Value(1)
Warrants – 0.6%
DSI Holdings Company, Inc. (DSI Renal Inc.), Common **	Healthcare	5,011,327	—	$2,927
Fidji Luxco (BC) S.C.A., Common (FCI) **	Electronics	48,769	$491	4,214
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Common **	Education	98	98	—
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class A-1 Preferred **	Education	459	459	528
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class B-1 Preferred **	Education	1,043	1,043	891
Varel Holdings, Inc.	Oil & Gas	40,060	1,423	2,875

Total Warrants			$3,514	$11,435

		Par Amount*
2nd Lien Bank Debt/Senior Secured Loans (5) – 32.1%
Advanstar Communications, Inc.	Media	$20,000	$20,000	$20,050
American Asphalt & Grading Co., 7/10/09	Infrastructure	28,490	28,490	9,971
BNY Convergex Group, LLC, 4/2/14	Business Services	50,000	49,766	50,469
C.H.I. Overhead Doors, Inc., 10/22/11	Building Products	15,000	15,027	15,075
Clean Earth, Inc., 10/14/11	Environmental	25,000	24,976	25,297
Dr. Leonard’s Healthcare Corp., 7/31/12	Direct Marketing	22,000	22,000	21,890
Dresser, Inc., 5/4/15	Industrial	60,000	60,000	60,412
Educate, Inc., 6/14/14	Education	10,000	10,000	10,038
Garden Fresh Restaurant Corp., 12/22/11	Retail	26,000	25,795	26,000
Generac Acquisition Corp., 5/10/14	Durable Consumer Products	10,000	10,121	9,513
Gray Wireline Service, Inc., 12.25%, 2/28/13	Oil & Gas	77,500	76,798	77,500
Infor Enterprise Solutions Holdings, Inc., Tranche B-1, 3/2/14	Business Services	5,000	5,000	5,050
Infor Enterprise Solutions Holdings, Inc., 3/2/14	Business Services	10,000	10,000	10,137
Infor Global Solutions European Finance S.á.R.L., 3/2/14	Business Services	€6,210	8,263	8,534
IPC Systems, Inc., 6/1/15	Telecommunications	25,000	25,000	24,812
Kronos, Inc., 6/11/15	Electronics	60,000	60,000	59,700
Quality Home Brands Holdings LLC, 6/20/13	Consumer Products	40,000	39,457	39,950
Sheridan Holdings, Inc., 6/15/15	Healthcare	60,000	60,000	59,550
Sorenson Communications, Inc., 2/18/14	Consumer Services	62,103	62,103	62,433

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited) (continued)

June 30, 2007

(in thousands, except shares)

	Industry	Par Amount*	Cost	Fair Value(1)
2nd Lien Bank Debt/Senior Secured Loans (5) –(continued)
Summit Business Media Intermediate Holding Company, Inc., 11/4/13	Media	$15,000	$15,000	$15,169
TransFirst Holdings, Inc., 6/15/15	Financial Services	25,000	25,000	24,937

Total 2nd Lien Bank Debt/Senior Secured Loans			$652,796	$636,487

Total Investments in Non-Controlled/Non-Affiliated Portfolio Companies – 135.1%			$2,426,379	$2,680,884

Investments in Controlled Portfolio Companies

		Shares
Preferred Equity – 3.8%
Grand Prix Holdings, LLC Series A, 12.00% (Innkeepers USA)	Hotels, Motels, Inns & Gaming	2,989,431	74,736	74,736

Common Equity – 6.7%
Grand Prix Holdings, LLC (Innkeepers USA)	Hotels, Motels, Inns & Gaming	13,326,423	133,264	133,264

Total Investments in Controlled Portfolio Companies – 10.5%			$208,000	$208,000

Total Investments			$2,634,379	$2,888,884

Cash Equivalents – 37.4%

U.S. Treasury Bill, 4.68%, 9/27/07	Government	$750,000	$741,518	$741,517

Total Investments & Cash Equivalents - 183.0% (6)			$3,375,897	$3,630,401

Liabilities in Excess of Other Assets – (83.0%)				(1,647,086)

Net Assets – 100.0%				$1,983,315

(1)	Fair value is determined by or under the direction of the Board of Directors of the Company (see Note 2).
(2)	Denominated in Euro (€).
(3)	The Company is the sole Limited Partner in GS Prysmian Co-Invest L.P.
(4)	Denominated in Canadian dollars.
(5)	Includes floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the LIBOR (London Inter-bank Offered Rate), EURIBOR (Euro Inter-bank Offered Rate), GBP LIBOR (London Inter-bank Offered Rate for British Pounds), or the prime rate. At June 30, 2007, the range of interest rates on floating rate bank debt was 10.36% - 14.11%.
(6)	Aggregate gross unrealized appreciation for federal income tax purposes is $273,082; aggregate gross unrealized depreciation for federal income tax purposes is $28,975. Net unrealized appreciation is $244,107 based on a tax cost of $3,386,294.
♦	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
*	Denominated in USD unless otherwise noted.
**	Non-income producing security

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited) (continued)

Industry Classification	Percentage at June 30, 2007
Oil & Gas	10.2%
Industrial	7.8%
Hotels, Motels, Inns and Gaming	7.2%
Business Services	5.9%
Publishing	5.4%
Direct Marketing	5.2%
Education	4.3%
Consumer Products	4.1%
Manufacturing	4.1%
Healthcare	3.6%
Leisure Equipment	3.6%
Media	3.6%
Building Products	3.3%
Chemicals	3.2%
Transportation	3.1%
Retail	2.5%
Environmental	2.4%
Agriculture	2.4%
Telecommunications	2.3%
Consumer Services	2.3%
Electronics	2.2%
Cable TV	1.5%
Financial Services	1.5%
Market Research	1.5%
Distribution	1.4%
Consumer Finance	1.4%
Grocery	1.1%
Insurance	0.7%
Beverage, Food, & Tobacco	0.6%
Machinery	0.6%
Rental Equipment	0.4%
Infrastructure	0.3%
Durable Consumer Products	0.3%

Total Investments	100.0%

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS

March 31, 2007

(in thousands)

Portfolio Company (1)	Industry	Par Amount*	Cost	Fair Value (2)
Subordinated Debt/Corporate Notes – 77.5%
Advantage Sales & Marketing, Inc., 12.00%, 3/29/14	Grocery	$30,618	$30,066	$30,618
ALM Media Holdings, Inc., 13.00%, 3/15/13 ♦	Publishing	20,018	19,885	20,018
ALM Media Group Holdings, Inc., 13.00%, 3/2/15 ♦	Publishing	63,000	63,000	63,000
AMH Holdings II, Inc. (Associated Materials), 13.625%, 12/1/14 ♦	Building Products	48,539	47,656	48,539
API Heat Transfer, Inc., 13.75%, 12/31/12	Manufacturing	26,835	26,430	26,835
Applied Systems, Inc., 13.50%, 6/19/14	Business Services	22,000	21,894	22,220
Arbonne Intermediate Holdco Inc. (Natural Products Group LLC), 13.50%, 6/19/14	Direct Marketing	58,812	58,621	58,812
Associated Materials, Inc., 0% / 11.25%, 3/1/14	Building Products	43,415	27,318	30,825
Audatex Holdings III, B.V., E+900, 10/13/14	Business Services	€16,408	20,244	22,497
BNY ConvergEx Group, LLC, 14.00%, 10/2/14	Business Services	$15,000	15,000	15,000
Brenntag Holding GmbH & Co. KG, E+900, 1/25/16	Chemicals	€15,616	18,546	21,398
Collect America, Ltd., 13.50%, 8/5/12 ♦	Consumer Finance	$36,320	35,709	36,320
Delta Educational Systems, Inc., 14.00%, 5/12/13	Education	18,573	17,931	18,573
DSI Renal Inc., 14.00%, 4/7/14	Healthcare	10,198	10,198	10,198
Dura-Line Merger Sub, Inc., 13.25%, 9/22/14	Telecommunications	39,814	39,019	39,814
Eurofresh, Inc., 0% / 14.50%, 1/15/14 ♦	Agriculture	26,504	18,337	16,366
Eurofresh, Inc., 11.50%, 1/15/13 ♦	Agriculture	50,000	50,000	49,750
European Directories (DH5) B.V., 15.735%, 7/1/16	Publishing	€2,176	2,641	2,969
European Directories (DH7) B.V., E+950, 7/1/15	Publishing	€15,126	18,503	20,638
FleetPride Corporation, 11.50%, 10/1/14 ♦	Transportation	$47,500	47,500	48,213
FPC Holdings, Inc. (FleetPride Corporation), 0% / 14.00%, 6/30/15 ♦	Transportation	37,846	28,212	28,384
General Nutrition Centers, Inc., L+450, 3/15/14 ♦	Retail	15,000	14,719	14,709
Infor Lux Bond Company (Infor Global), L+800, 9/2/14	Business Services	7,539	7,539	7,628
Language Line Holdings, Inc., 0% / 14.125%, 6/15/13	Business Services	27,678	21,244	23,388
Language Line Inc., 11.125%, 6/15/12	Business Services	27,081	26,818	28,909
Latham Manufacturing Corp., 14.00%, 12/30/12	Leisure Equipment	34,124	33,570	34,124
Lexicon Marketing (USA), Inc., 13.25%, 5/11/13	Direct Marketing	28,393	28,393	28,393
LVI Services, Inc., 15.25%, 11/16/12	Environmental	43,082	43,082	43,082
MW Industries, Inc., 13.00%, 5/1/14	Manufacturing	60,000	58,840	60,000

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2007

(in thousands)

	Industry	Par Amount*		Cost	Fair Value (2)
Subordinated Debt/Corporate Notes – (continued)
Nielsen Finance LLC, 0% / 12.50%, 8/1/16 ♦	Market Research		$61,000	$34,678	42,776
OTC Investors Corporation (Oriental Trading Company), 13.50%, 1/31/15	Direct Marketing		21,380	21,380	21,380
PBM Holdings, Inc., 13.50%, 9/29/13	Beverage, Food & Tobacco		17,723	17,723	17,723
Playpower Holdings Inc., 15.50%, 12/31/12 ♦	Leisure Equipment		62,100	62,100	62,100
Plinius Investments II B.V. (Casema), E+925, 9/13/16	Cable TV		€16,879	21,880	23,006
Pro Mach Merger Sub, Inc., 12.50%, 6/15/12	Machinery		14,471	14,251	14,471
QHB Holdings LLC (Quality Home Brands), 13.50%, 12/20/13	Consumer Products		38,819	37,835	38,819
RSA Holdings Corp. of Delaware (American Safety Razor), 13.50%, 7/31/15	Consumer Products		38,286	38,286	38,286
Safety Products Holdings LLC, 11.75%, 1/1/12 ♦	Manufacturing		30,370	29,927	32,514
SCI Holdings, Inc. (Sorenson Communications), L+900, 8/18/14	Consumer Services		18,572	18,161	18,804
Serpering Investments B.V. (Casema), E+925, 9/13/16	Cable TV		€15,639	19,629	21,427
Sigmakalon Holdco B.V., E+1000, 12/31/15	Chemicals		€50,321	61,402	69,330
TP Financing 2, Ltd. (Travelex), GBP L+725, 4/1/15	Financial Services		£9,250	17,837	18,222
Varel Distribution Canada, Inc., 11.50%, 3/2/12	Oil & Gas	CAD$	22,299	18,845	19,329
Varel Holdings, Inc., 14.00%, 4/30/12	Oil & Gas		$19,197	17,524	19,197
Varel International Ind., L.P., 11.50%, 10/31/11	Oil & Gas		47,000	46,126	47,000
WDAC Intermediate Corp., 13.75%, 6/1/15	Publishing		€42,962	56,824	57,999

Total Subordinated Debt/Corporate Notes				$1,385,323	$1,433,603

		Shares
Preferred Equity – 5.3%
DSI Holding Company, Inc. (DSI Renal Inc.), 15.00%, 10/7/14	Healthcare		32,500	$31,781	$32,500
Exco Resources, Inc., 7.00%/9.00% (Convertible)	Oil & Gas		975	9,750	9,750
Exco Resources, Inc., 11.00%, 4/15/11	Oil & Gas		4,025	40,250	40,250
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 13.50%, 5/12/14	Education		12,360	10,995	12,360
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 12.50% (Convertible)	Education		3,325	3,325	3,325
LVI Acquisition Corp. (LVI Services, Inc.), 14.00%	Environmental		1,875	1,875	112

Total Preferred Equity				$97,976	$98,297

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2007

(in thousands, except shares/warrants)

	Industry	Shares	Cost	Fair Value (2)
Common Equity/Partnership Interests – 10.3%
A-D Conduit Holdings, LLC (Duraline)	Telecommunications	2,778	$2,778	$2,778
CA Holding, Inc. (Collect America, Ltd.)	Consumer Finance	25,000	2,500	3,306
DTPI Holdings, Inc. (American Asphalt & Grading)**	Infrastructure	200,000	2,000	—
FSC Holdings Inc. (Hanley Wood LLC)**	Media	10,000	10,000	14,868
Garden Fresh Restaurant Holding, LLC**	Retail	50,000	5,000	7,654
Gray Energy Services, LLC Class H (Gray Wireline)	Oil & Gas	1,081	2,000	2,000
Gryphon Colleges Corporation (Delta Educational Systems, Inc.)	Education	175	175	33
GS Prysmian Co-Invest L.P. (Prysmian Cables & Systems) (3,4)	Industrial		20,434	66,312
Latham International, Inc. (fka Latham Acquisition Corp.) **	Leisure Equipment	33,091	3,309	4,479
LM Acquisition Ltd. (Lexicon Marketing Inc.)	Direct Marketing	10,000	10,000	17,874
LVI Acquisition Corp. (LVI Services, Inc.)**	Environmental	6,250	625	—
MEG Energy Corp. (5) **	Oil & Gas	1,718,388	44,718	49,899
Prism Business Media Holdings, LLC	Media	68	15,050	15,050
Pro Mach Co-Investment, LLC**	Machinery	150,000	1,500	2,751
Sorenson Communications Holdings, LLC Class A	Consumer Services	454,828	45	2,764

Total Common Equity and Partnership Interests			$120,134	$189,768

		Warrants
Warrants – 0.6%
DSI Holdings Company, Inc. (DSI Renal Inc.), Common	Healthcare	5,011,327	—	$2,235
Fidji Luxco (BC) S.C.A., Common (FCI)	Electronics	48,769	$491	4,193
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Common	Education	98	98	18
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class A-1 Preferred	Education	459	459	513
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class B-1 Preferred	Education	1,043	1,043	1,163
Varel Holdings, Inc.	Oil & Gas	40,060	1,423	3,294

Total Warrants			$3,514	$11,416

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2007

(in thousands)

	Industry	Par Amount*	Cost	Fair Value (2)
Bank Debt/Senior Secured Loans (6) – 33.3%
1st Lien Bank Debt/Senior Secured Loans – 2.2%
Gray Wireline Service, Inc., 2/28/13	Oil & Gas	$40,000	$39,631	$40,000

2nd Lien Bank Debt/Senior Secured Loans – 31.1%
American Asphalt & Grading Co., 7/10/09	Infrastructure	27,499	27,499	16,499
BNY Convergex Group, LLC, 4/2/14	Business Services	50,000	49,761	50,625
C.H.I. Overhead Doors, Inc., 10/22/11	Building Products	15,000	15,029	15,075
Clean Earth, Inc., 10/14/11	Environmental	25,000	24,974	25,297
Cygnus Business Media, Inc., 1/13/10	Media	10,000	9,945	9,950
Diam International, 7/1/12***	Consumer Products	20,231	20,203	1,011
Diam International, Jr. Revolving Credit, 6/30/11***	Consumer Products	1,308	1,308	360
Dr. Leonard’s Healthcare Corp., 7/31/12	Direct Marketing	22,000	22,000	21,890
DX III Holdings Corp. (Deluxe Entertainment Services Group Inc.), 7/28/11	Broadcasting & Entertainment	55,000	54,134	58,025
Garden Fresh Restaurant Corp., 12/22/11	Retail	26,000	25,787	26,000
Generac Acquisition Corp., 5/10/14	Durable Consumer Products	10,000	10,123	10,000
Gray Wireline Service, Inc., 2/28/13	Oil & Gas	70,000	69,354	70,000
Infor Enterprise Solutions Holdings, Inc., 3/2/14	Business Services	10,000	10,000	10,212
Infor Global Solutions European Finance S.á.R.L., 3/2/14	Business Services	€6,210	8,263	8,432
N.E.W. Customer Service Companies, 2/8/14	Consumer Services	70,000	70,000	71,138
Oceania Cruises, Inc., 11/13/13	Hotels, Motels, Inns & Gaming	20,000	20,000	20,262
Quality Home Brands Holdings LLC, 6/20/13	Consumer Products	40,000	39,442	40,000
Sheridan Healthcare, Inc., 11/9/12	Healthcare	30,000	30,000	30,319
Sorenson Communications, Inc., 2/18/14	Consumer Services	75,000	75,000	75,633
Summit Business Media Intermediate Holding Company, Inc., 11/4/13	Media	15,000	15,000	15,169

Total 2nd Lien Bank Debt/Senior Secured Loans			$597,822	$575,897

Total Bank Debt/Senior Secured Loans			$637,453	$615,897

Total Investments			$2,244,400	$2,348,981

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2007

(in thousands)

	Industry	Par Amount*	Cost	Fair Value (2)
Cash Equivalents – 58.9%
U.S. Treasury Bill, 5.05%, 5/3/07	Government	$400,000	$398,287	$398,287
U.S. Treasury Bill, 4.905%, 6/28/07	Government	475,000	469,375	469,375
U.S. Treasury Bill, 4.905%, 7/5/07	Government	225,000	222,130	222,130

Total Cash Equivalents			$1,089,792	$1,089,792

Total Investments & Cash Equivalents - 185.9% (7)			$3,334,192	$3,438,773

Liabilities in excess of other assets – (85.9%)				(1,589,025)

Net Assets – 100.0%				$1,849,748

(1)	None of our portfolio companies is controlled or affiliated as defined by the Investment Company Act of 1940.
(2)	Fair value is determined by or under the direction of the Board of Directors of the Company (see Note 2).
(3)	Denominated in Euro (€).
(4)	The Company is the sole Limited Partner in GS Prysmian Co-Invest L.P.
(5)	Denominated in Canadian dollars.
(6)	Represent floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the LIBOR (London Inter-bank Offered Rate), EURIBOR (Euro Inter-bank Offered Rate), GBP LIBOR (London Inter-bank Offered Rate for British Pounds), or the prime rate. At March 31, 2007, the range of interest rates on floating rate bank debt was 8.61%—14.10%.
(7)	Aggregate gross unrealized appreciation for federal income tax purposes is $130,991; aggregate gross unrealized depreciation for federal income tax purposes is $38,383. Net unrealized appreciation is $92,608 based on a tax cost of $3,346,165.
♦	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
*	Denominated in USD unless otherwise noted.
**	Non-income producing security
***	Non-accrual status

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

Industry Classification	Percentage at March 31, 2007
Oil & Gas	12.8%
Business Services	8.0%
Consumer Services	7.2%
Publishing	7.0%
Direct Marketing	6.3%
Manufacturing	5.1%
Consumer Products	5.0%
Leisure Equipment	4.3%
Building Products	4.0%
Chemicals	3.9%
Transportation	3.3%
Healthcare	3.2%
Environmental	2.9%
Industrial	2.8%
Agriculture	2.8%
Broadcasting & Entertainment	2.5%
Media	2.3%
Retail	2.1%
Cable TV	1.9%
Market Research	1.8%
Telecommunications	1.8%
Consumer Finance	1.7%
Education	1.5%
Grocery	1.3%
Hotels, Motels, Inns and Gaming	0.9%
Financial Services	0.8%
Beverage, Food, & Tobacco	0.8%
Machinery	0.7%
Infrastructure	0.7%
Durable Consumer Products	0.4%
Electronics	0.2%

Total Investments	100.0%

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited)

(in thousands except share and per share amounts)

Note 1. Organization

Apollo Investment Corporation (“Apollo Investment”, the “Company”, or “We”), a Maryland corporation organized on February 2, 2004, is a closed-end, non-diversified management investment company that has filed an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940. In addition, for tax purposes we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of mezzanine and senior secured loans, each of which may include an equity component, and, to a lesser extent, by making direct equity investments in such companies.

Apollo Investment commenced operations on April 8, 2004 receiving net proceeds of $870.15 million from initial public offering selling 62,000,000 shares of its common stock at a price of $15.00 per share, less an underwriting discount and commissions totaling $0.9375 per share.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Interim financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 6 or 10 of Regulation S-X, as appropriate. The opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim period, have been included.

The significant accounting policies consistently followed by Apollo Investment are:

(a)	Security transactions are accounted for on the trade date;

(b)	Investments for which market quotations are readily available are valued at such market quotations if they are deemed to represent fair value; debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Subordinated debt, senior secured debt and other debt securities with maturities greater than 60 days are valued by an independent pricing service, at the mean between the bid and ask prices from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer) or by an independent third party valuation firm. With respect to certain private equity securities, each investment is valued by independent third party valuation firms using methods that may, among other measures and as applicable, include comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our private equity valuation. Because we expect that there is no readily available market value for many of the investments in our portfolio, we expect to value such investments at fair value as determined in good faith by or under the direction of our Board of Directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

With respect to our investments for which market quotations are not readily available, our Board of Directors undertakes a multi-step valuation process each quarter, as described below:

(1)	the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2)	preliminary valuation conclusions are then documented and discussed with our senior management;

(3)	independent valuation firms engaged by our board of directors conduct independent appraisals and review management’s preliminary valuations and their own independent assessment;

(4)	the audit committee of our board of directors reviews the preliminary valuation of our investment adviser and that of the independent valuation firms and responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

(5)	the board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair values involves subjective judgments and estimates. Accordingly, these notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

(c)	Investments purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates value.

(d)	Gains or losses on the sale of investments are calculated by using the specific identification method.

(e)	Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination and/or commitment fees associated with debt investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination and/or commitment fees are recorded as interest income. Structuring fees are recorded as other income when earned.

(f)	The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income taxes. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. The Company will accrue excise tax on estimated excess taxable income as required.

(g)	Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts annually. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

(h)	Dividends and distributions to common stockholders are recorded as of record date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually.

(i)

The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Company’s investments in foreign securities may involve certain risks such as foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

(j)	The Company may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled.

(k)	The Company records origination expenses related to its multi-currency credit facility as prepaid assets. These expenses are deferred and amortized using the straight-line method over the stated life of the facility.

(l)	The Company records registration expenses related to Shelf filings as prepaid assets. These expenses are charged as a reduction of capital upon utilization, in accordance with Section 8.24 of the AICPA Audit and Accounting Guide for Investment Companies.

(m)	Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, are likely to remain current.

(n)	In June 2006, the Financial Accounting Standards Board issued FASB Interpretation No. (“FIN”) 48, Accounting for Uncertainty in Income Taxes. FIN 48 is effective for financial statements issued for fiscal years beginning after December 15, 2006. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This interpretation requires recognition of the impact of a tax position if that position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. In addition, FIN 48 provides measurement guidance whereby a tax position that meets the more-likely-than-not recognition threshold is calculated to determine the amount of benefit to recognize in the financial statements. At this time, we do not believe that FIN 48 has a material impact on the Company’s financial condition or results of operations. If the tax law requires interest and/or penalties to be paid on an underpayment of income taxes, interest and penalties will be classified as income taxes on our financial statements, if applicable.

(o)	In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which assists in clarifying the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Company is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

Note 3. Agreements

Apollo Investment has an Investment Advisory and Management Agreement with the Investment Adviser, Apollo Investment Management, L.P., under which the Investment Adviser, subject to the overall supervision of Apollo Investment’s Board of Directors, will manage the day-to-day operations of, and provide investment advisory services to, Apollo Investment. For providing these services, the Investment Adviser receives a fee from Apollo Investment, consisting of two components—a base management fee and an incentive fee. The base management fee is determined by taking the average value of Apollo Investment’s gross assets at the end of the two most recently completed calendar quarters calculated at an annual rate of 2.00%. The incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on Apollo Investment’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

other fees that we receive from portfolio companies) accrued during the calendar quarter, minus Apollo Investment’s operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Apollo Investment’s net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. Apollo Investment pays the Investment Adviser an incentive fee with respect to Apollo Investment’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Apollo Investment’s pre-incentive fee net investment income does not exceed the hurdle rate; (2) 100% of Apollo Investment’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter; and (3) 20% of the amount of Apollo Investment’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as-of the termination date), commencing on December 31, 2004, and will equal 20% of Apollo Investment’s cumulative realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the advisor.

For the three months ended June 30, 2007 and June 30, 2006, the Investment Adviser received $12,996 and $8,476, respectively, in base investment advisory and management fees and $13,119 and $7,936, respectively, in performance-based net investment income incentive fees from Apollo Investment. At June 30, 2007 and March 31, 2007, the Company had a payable for the net realized capital gains based incentive fee of $18,982 and $21,266, respectively. At June 30, 2007, the Company reduced its accrual for the net realized capital gains based incentive fee by $2,284. The amount actually payable by the Company will be determined as-of the end of the calendar year.

Apollo Investment has also entered into an Administration Agreement with Apollo Investment Administration, LLC (the “Administrator”) under which the Administrator provides administrative services for Apollo Investment. For providing these services, facilities and personnel, Apollo Investment reimburses the Administrator for Apollo Investment’s allocable portion of overhead and other expenses incurred by Apollo Administration in performing its obligations under the Administration Agreement, including rent and Apollo Investment’s allocable portion of its chief financial officer and chief compliance officer and their respective staffs. The Administrator will also provide, on Apollo Investment’s behalf, managerial assistance to those portfolio companies to which Apollo Investment is required to provide such assistance.

For the three months ended June 30, 2007 and June 30, 2006, the Administrator was reimbursed $1,408 and $792, respectively, from Apollo Investment on the $1,461 and $968, respectively, of expenses accrued under the Administration Agreement.

On April 14, 2005, Apollo Investment entered into an $800 million Senior Secured Revolving Credit Agreement (the “Facility”), among Apollo Investment, the lenders party thereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent for the lenders. Effective December 29, 2005, lenders provided additional commitments in the amount of $100 million, increasing the total facility size to $900 million on the same terms and conditions as the existing commitments. On March 31, 2006, Apollo Investment Corporation amended and restated its $900 million senior secured, multi-currency, revolving credit facility due April 14, 2010. The amended Facility increased total commitments outstanding to $1.25 billion and extended the maturity date to April 13, 2011. The amended Facility also permits Apollo to seek additional commitments from new and existing lenders in the future, up to an aggregate amount not to exceed $2 billion. In February 2007, Apollo Investment increased total commitments to $1.7 billion under the Facility with the same terms. Pricing remains at 100 basis points over LIBOR. The Facility is used to supplement Apollo’s equity capital to make additional portfolio investments and for general corporate purposes.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

From time to time, certain of the lenders provide customary commercial and investment banking services to affiliates of Apollo Investment. JPMorgan also serves as custodian and fund accounting agent for Apollo Investment.

Note 4. Net Asset Value Per Share

At June 30, 2007, the Company’s total net assets and net asset value per share were $1,983,315 and $19.09, respectively. This compares to total net assets and net asset value per share at March 31, 2007 of $1,849,748 and $17.87, respectively.

Note 5. Earnings Per Share

The following information sets forth the computation of basic and diluted per share net increase in net assets resulting from operations for the three months ended June 30, 2007 and June 30, 2006, respectively:

	Three months ended June 30, 2007	Three months ended June 30, 2006
Numerator for increase in net assets per share:	$177,722	$71,156
Denominator for basic and diluted weighted average shares:	103,520,705	81,201,032
Basic and diluted net increase in net assets per share resulting from operations:	$1.72	$0.88

Note 6. Investments

Investments and cash equivalents consisted of the following as of June 30, 2007 and June 30, 2006, respectively:

	June 30, 2007		June 30, 2006
	Cost	Fair Value	Cost	Fair Value
Subordinated Debt/Corporate Notes	$1,557,368	$1,603,530	$1,096,295	$1,122,652
Preferred Equity	175,878	185,146	47,229	48,191
Common Equity/Partnership Interests	244,823	452,286	85,685	157,762
Warrants	3,514	11,435	1,182	4,011
Bank Debt/Senior Secured Loans	652,796	636,487	468,896	458,834
Cash Equivalents	741,518	741,517	711,561	711,561

Totals	$3,375,897	$3,630,401	$2,410,848	$2,503,011

Note 7. Foreign Currency Transactions and Translations

At June 30, 2007, the Company had outstanding non-U.S. borrowings on its $1.7 billion multicurrency revolving credit facility denominated in euros, pounds sterling, and Canadian dollars. Unrealized appreciation or depreciation on these outstanding borrowings is indicated in the table below:

Foreign Currency	Local Currency		Original Borrowing Cost	Current Value	Reset Date	Appreciation (Depreciation)
Pounds Sterling		€2,500	4,957	5,016	8/10/2007	(59)
Canadian Dollar	C$	29,700	25,161	27,920	8/16/2007	(2,759)
Euro		€42,500	56,599	57,398	8/21/2007	(799)
Euro		€42,500	60,581	60,775	8/22/2007	(194)
Euro		€45,525	55,071	61,484	8/22/2007	(6,413)
Canadian Dollar	C$	23,000	19,684	21,622	8/29/2007	(1,938)
Euro		€25,061	30,246	33,846	8/29/2007	(3,600)
Canadian Dollar	C$	22,500	19,189	21,151	9/5/2007	(1,962)
Euro		€3,000	4,037	4,052	9/10/2007	(15)
Euro		€140,000	188,503	189,077	9/28/2007	(574)
Pounds Sterling		€6,750	13,266	13,543	9/28/2007	(277)

			$477,294	$495,884		($18,590)

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

At March 31, 2007, the Company had outstanding non-US borrowings on its $1.7 billion multicurrency revolving credit facility denominated in euros, pounds sterling, and Canadian dollars. Unrealized appreciation or depreciation on these outstanding borrowings is indicated in the table below:

Foreign Currency	Local Currency		Original Borrowing Cost	Current Value	Reset Date	Appreciation (Depreciation)
Euro		€1,000	$1,330	$1,331	4/23/2007	($1)
Canadian Dollar	C$	29,7000	25,161	25,744	5/16/2007	(583)
Euro		€58,050	74,664	77,273	5/21/2007	(2,609)
Euro		€42,500	56,599	56,574	5/21/2007	25
Euro		€45,525	55,071	60,601	5/22/2007	(5,530)
Euro		€25,061	30,246	33,360	5/29/2007	(3,114)
Canadian Dollar	C$	23,000	19,684	19,937	5/29/2007	(253)
Canadian Dollar	C$	22,500	19,189	19,503	6/20/2007	(314)
British Pound		€6,750	13,265	13,239	6/23/2007	26

			$295,209	$307,562		($12,353)

Note 8. Expense Offset Arrangement

The Company benefits from an expense offset arrangement with JPMorgan Chase Bank, N.A. (“custodian bank”) whereby the Company earns credits on any uninvested US dollar cash balances held by the custodian bank. These credits are applied by the custodian bank as a reduction of the monthly custody fees charged to the Company. The total amount of credits earned during the three months ended June 30, 2007 and June 30, 2006 is $61 and $12, respectively.

Note 9. Cash Equivalents

Pending investment in longer-term portfolio holdings, Apollo Investment makes temporary investments in U.S. Treasury bills (of varying maturities) and repurchase agreements as outlined in our prospectus. These temporary investments are deemed cash equivalents by us and are included in our Schedule of Investments. At the end of each fiscal quarter, the Company typically takes proactive steps to prospectively preserve investment flexibility in the next quarter which is assessed against the Company’s total assets at its most recent quarter end. The Company can accomplish this in many ways including its current practice of purchasing U.S. Treasury bills and closing out its position on a net cash basis subsequent to quarter end. The Company may also utilize repurchase agreements or other balance sheet transactions as it deems appropriate for this purpose and these amounts are excluded from total assets for purposes of computing the asset base upon which the management fee is determined. U.S. Treasury bills with maturities of greater than 60 days from the time of purchase are marked-to-market as per our valuation policy. U.S. Treasury bills settle “regular way” on trade date plus one.

Note 10. Repurchase Agreements

The Company enters into repurchase agreements as part of its investment program. The Company’s custodian takes possession of collateral pledged by the counterparty. The collateral is marked-to-market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. In the event of default of the obligor to

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

repurchase, the Company has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. There were no repurchase agreements outstanding at June 30, 2007 or March 31, 2007.

Note 11. Financial Highlights

The following is a schedule of financial highlights for the three months ended June 30, 2007 and the year ended March 31, 2007:

	Three months ended June 30, 2007 (unaudited)	Year ended March 31, 2007
Per Share Data:
Net asset value, beginning of period	$17.87	$15.15

Net investment income	0.53	1.49
Net realized and unrealized gain	1.19	2.11

Net increase in net assets resulting from operations	1.72	3.60
Dividends to shareholders (1)	(0.51)	(1.96)
Effect of anti-dilution	0.01	1.09
Offering costs	—	(0.01)
Net asset value at end of period	$19.09	$17.87

Per share market value at end of period	$21.52	$21.40
Total return (2)	2.89%	31.70%
Shares outstanding at end of period	103,900,254	103,507,766

Ratio/Supplemental Data:
Net assets at end of period (in millions)	$1,983.3	$1,849.7

Ratio of net investment income to average net assets	2.96%	9.09%
Ratio of operating expenses to average net assets*	1.44%	7.73%
Ratio of credit facility related expenses to average net assets	0.41%	2.49%

Ratio of total expenses to average net assets*	1.85%	10.22%
Average debt outstanding	$445,624	$580,209
Average debt per share	$4.30	$6.76
Portfolio turnover ratio	14.0%	43.8%

(1)	Dividends and distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under accounting principles generally accepted in the United States of America.
(2)	Total return is based on the change in market price per share during the respective periods. Total return also takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan. Total return is not annualized.
*	The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets is 1.44% and 1.85%, respectively, at June 30, 2007, inclusive of the expense offset arrangement (see Note 8). At March 31, 2007, the ratios were 7.72% and 10.21%, respectively.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

Information about our senior securities is shown in the following table as of each year ended March 31 since the Company commenced operations, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit (4)
Revolving Credit Facility
Fiscal 2008 (through June 30, 2007)	$791,384	$3,506	$—	N/A
Fiscal 2007	$492,312	$4,757	$—	N/A
Fiscal 2006	$323,852	$4,798	$—	N/A
Fiscal 2005	$0	$0	$—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented (in 000’s).
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable, as senior securities are not registered for public trading.

Note 12. Credit Agreement and Borrowings

Under the terms of the amended and restated Credit Agreement dated March 31, 2006 (the “Facility”), the lenders agreed to extend credit to Apollo Investment in an aggregate principal or face amount not exceeding $1.25 billion at any one time outstanding. The amended Facility also permits Apollo to seek additional commitments from new and existing lenders in the future, up to an aggregate amount not to exceed $2 billion. In February 2007, we increased total commitments to $1.7 billion. The Facility is a five-year revolving facility (with a stated maturity date of April 14, 2011) and is secured by substantially all of the assets in Apollo Investment’s portfolio, including cash and cash equivalents. Pricing is set at 100 basis points over LIBOR. The Facility contains affirmative and restrictive covenants, including: (a) periodic financial reporting requirements, (b) maintaining minimum shareholders’ equity of the greater of (i) 40% of the total assets of Apollo Investment and its subsidiaries as at the last day of any fiscal quarter and (ii) the sum of (A) $300 million plus (B) 25% of the net proceeds from the sale of equity interests in Apollo Investment after the closing date of the Facility, (c) maintaining a ratio of total assets, less total liabilities (other than indebtedness) to total indebtedness, in each case of Apollo Investment and its subsidiaries, of not less than 2.0:1.0, (d) maintaining minimum liquidity, (e) limitations on the incurrence of additional indebtedness, (f) limitations on liens, (g) limitations on investments (other than in the ordinary course of Apollo Investment’s business), (h) limitations on mergers and disposition of assets (other than in the normal course of Apollo Investment’s business activities) and (i) limitations on the creation or existence of agreements that permit liens on properties of Apollo Investment’s subsidiaries. In addition to the asset coverage ratio described in clause (c) of the preceding sentence, borrowings under the Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in Apollo Investment’s portfolio. The Facility currently provides for the ability of Apollo Investment to seek additional commitments from lenders in an aggregate amount of up to $300 million. The Facility is used to supplement Apollo Investment’s equity capital to make additional portfolio investments and for other general corporate purposes.

The average debt outstanding on the credit facility was $445,624 and $418,020 for the three months ended June 30, 2007 and 2006, respectively. The maximum amount borrowed during the three months ended June 30, 2007 and 2006 was $791,384 and $558,998, respectively. The remaining amount available under the facility was $908,616 at June 30, 2007.

At June 30, 2007, the Company was in compliance with all financial and operational covenants required by the Facility.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Apollo Investment Corporation

We have reviewed the accompanying statements of assets and liabilities of Apollo Investment Corporation (the “Company”) as of June 30, 2007 and March 31, 2007, including the schedules of investments, the related statements of operations for the three months ended June 30, 2007 and June 30, 2006 and of cash flows for the three months ended June 30, 2007 and June 30, 2006 and the statements of changes in net assets for the three-month period ended June 30, 2007 and for the year ended March 31, 2007. These interim financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of assets and liabilities as of March 31, 2007, and the related statements of operations, of cash flows and of changes in net assets for the year then ended, management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of March 31, 2007 and the effectiveness of the Company’s internal control over financial reporting as of March 31, 2007; and in our report dated May 29, 2007, we expressed unqualified opinions thereon. The financial statements and management’s assessment of the effectiveness of internal control over financial reporting referred to above are not presented herein. In our opinion, the information set forth in the accompanying statement of assets and liabilities as of March 31, 2007, is fairly stated in all material respects in relation to the statement of assets and liabilities from which it has been derived.

/s/ PricewaterhouseCoopers LLP
New York, New York
, 2007
Shares

Common Stock
Prospectus Supplement
, 2007

             Shares

Common Stock

Prospectus Supplement

                    , 2007

Part C

Other Information

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements

The following statements of Apollo Investment Corporation (the “Company” or the “Registrant”) are included in Part A of this Registration Statement:

Report of Independent Registered Public Accounting Firm	F-3

Statement of Assets and Liabilities as of March 31, 2007 and March 31, 2006	F-4

Statement of Operations for the years ended March 31, 2007 and 2006 and the period April 8, 2004* through March 31, 2005	F-5

Statement of Changes in Net Assets for the years ended March 31, 2007 and 2006 and the period April 8, 2004* through March 31, 2005	F-6

Statement of Cash Flows for the years ended March 31, 2007 and 2006 and the period April 8, 2004* through March 31, 2005	F-7

Schedule of Investments as of March 31, 2007	F-8

Notes to Financial Statements	F-19

Statements of Assets and Liabilities as of June 30, 2007 and March 31, 2007

Statements of Operations for the three months ended June 30, 2007 and June 30, 2006

Statements of Changes in Net Assets for the three months ended June 30, 2007 and the year ended March 31, 2007

Statements of Cash Flows for the three months ended June 30, 2007 and June 30, 2006

Schedule of Investments as of June 30, 2007

Schedule of Investments as of March 31, 2007

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

*	Commencement of operations

(2) Exhibits

(a)	Articles of Amendment and Restatement (2)

(b)(1)	By-Laws (2)

(b)(2)	Amended and Restated By-laws (2)

(c)	Not applicable

(d)	Form of Stock Certificate (1)

(e)	Dividend Reinvestment Plan (1)

(f)	Not applicable

(g)	Investment Advisory and Management Agreement between Registrant and Apollo Investment Management, L.P. (2)

(h)	Form of Underwriting Agreement (3)

(i)	Not applicable

(j)	Form of Custodian Agreement (2)

(k)(1)	Transfer Agency and Service Agreement (2)

(k)(2)	Administration Agreement between Registrant and Apollo Investment Administration, LLC (2)

(k)(3)	License Agreement between the Registrant and Apollo Management, L.P. (2)

(l)(1)	Opinion and Consent of Venable LLP, special Maryland counsel for Registrant (3)

(l)(2)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for Registrant (3)

(m)	Not applicable

(n)	Independent Registered Public Accounting Firm Consent (4)

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)(1)	Code of Ethics (1)

(1)	Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on March 12, 2004.

(2)	Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on April 1, 2004.

(3)	To be filed by amendment.

(4)	Filed herewith.

ITEM 26.	MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration and filing fees	$
Nasdaq National Market Listing Fee	$
Printing (other than certificates)	$
Engraving and printing certificates	$
Accounting fees and expenses related to the offering	$
Legal fees and expenses related to the offering	$
FINRA fee	$
Miscellaneous (i.e. travel) related to the offering	$

Total	$

(1)	These amounts are estimates.

All of the expenses set forth above shall be borne by us.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Apollo Investment Management’s share ownership of Apollo Investment represents less than 1% of the common stock outstanding. An affiliate of Apollo Investment Management is the general partner of, and may be deemed to control, the following entities:

Name	Jurisdiction of Organization

Apollo Investment Fund, L.P.	Delaware

AIF II, L.P.	Delaware

Apollo Investment Fund III, L.P.	Delaware

Apollo Overseas Partners III, L.P.	Delaware

Apollo (UK) Partners III, L.P.	England

Apollo Investment Fund IV, L.P.	Delaware

Apollo Overseas Partners IV, L.P.	Cayman

Apollo Investment Fund V, L.P.	Delaware

Apollo Investment Fund (PB) VII, L.P.	Delaware

Apollo Overseas Partners V, L.P.	Cayman

Apollo Netherlands Partners V(A), L.P.	Cayman

Apollo Netherlands Partners V(B), L.P.	Cayman

Apollo German Partners V GmbH & Co. KG	Germany

Apollo Investment Fund VI, L.P.	Delaware

Apollo Overseas Partners VI, L.P.	Cayman

Apollo Overseas Partners (Delaware) VI, L.P.	Delaware

Apollo Overseas Partners (Delaware 892) VI, L.P.	Delaware

Apollo Overseas Partners (Germany) VI, L.P.	Cayman

Apollo Investment Fund VII, L.P.	Delaware

Apollo Overseas Partners VII, L.P.	Cayman

Apollo Overseas Partners (Delaware) VII, L.P.	Delaware

Apollo Overseas Partners (Delaware 892) VII, L.P.	Delaware

Apollo Value Investment Fund, L.P.	Delaware

Apollo Value Investment Offshore Fund, Ltd.	Cayman

AP Investment Europe Limited	Guernsey

Apollo Strategic Value Fund, L.P.	Delaware

Apollo Strategic Value Offshore Fund, Ltd.	Cayman

Apollo Special Opportunities Managed Account, L.P.	Delaware

Apollo Asia Opportunity Fund, L.P.	Delaware

Apollo Asia Opportunity Offshore Fund, Ltd.	Cayman

Apollo European Principal Finance Fund, L.P.	Cayman

AP Alternative Assets, L.P.	Guernsey

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of our common stock at June 30, 2007.

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common stock, $0.001 par value per share

ITEM 30.	INDEMNIFICATION

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Apollo Investment Management, L.P. (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Apollo Investment for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory and Management Agreement or otherwise as an investment adviser of Apollo Investment.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Apollo Investment Administration, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Apollo Investment Administration, LLC’s services under the Administration Agreement or otherwise as administrator for Apollo Investment.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Apollo Investment pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of Apollo Investment in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-62840), and is incorporated herein by reference.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1) the Registrant, Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019;

(2) the Transfer Agent, American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10007;

(3) the Custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017;

(4) the Adviser, Apollo Investment Management, L.P., 9 West 57th Street, New York, NY 10019; and

(5) the Trustee, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017.

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	UNDERTAKINGS

(1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) The Registrant hereby undertakes:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d) That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; PROVIDED, HOWEVER, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) That, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this initial Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 29th day of August, 2007.

APOLLO INVESTMENT CORPORATION

By:	/s/ JOHN J. HANNAN
John J. Hannan
Chief Executive Officer and
Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities indicated on the 29th day of August, 2007.

SIGNATURE	TITLE	DATE

/s/ John J. Hannan John J. Hannan	Chairman of the Board, Chief Executive Officer, Director (principal executive officer)	August 29, 2007

/s/ Richard L. Peteka Richard L. Peteka	Chief Financial Officer and Treasurer (principal financial and accounting officer)	August 29, 2007

/s/ James C. Zelter James C. Zelter	President and Chief Operating Officer	August 29, 2007

/s/ Patrick J. Dalton Patrick J. Dalton	Executive Vice President	August 29, 2007

/s/ Edward Tam Edward Tam	Executive Vice President	August 29, 2007

/s/ Claudine B. Malone Claudine B. Malone	Director	August 29, 2007

/s/ Carl Spielvogel Carl Spielvogel	Director	August 29, 2007

/s/ Elliot Stein, Jr. Elliot Stein, Jr.	Director	August 29, 2007

/s/ Gerald Tsai, Jr. Gerald Tsai, Jr.	Director	August 29, 2007

/s/ Bradley J. Wechsler Bradley J. Wechsler	Director	August 29, 2007

EXHIBIT INDEX

Exhibit	Document

(n)	Consent of Independent Registered Public Accountants for Registrant*

*Filed herewith.